                                                                    EXHIBIT 10.7

                                                               EXECUTION VERSION

================================================================================

                                U.S. $650,000,000

                           THIRD AMENDED AND RESTATED
                    LOAN CERTIFICATE AND SERVICING AGREEMENT

                                  by and among

                           CAPITALSOURCE FUNDING LLC,
                                  as the Seller
                                  -------------

                           CAPITALSOURCE FINANCE LLC,
                      as the Originator and as the Servicer
                      -------------------------------------

                      VARIABLE FUNDING CAPITAL CORPORATION,

                          FAIRWAY FINANCE CORPORATION,

                              EIFFEL FUNDING, LLC,

                                       and

                          HANNOVER FUNDING COMPANY LLC,
                                as the Purchasers
                                -----------------

                           WACHOVIA SECURITIES, INC.,
                as the Administrative Agent and as the VFCC Agent
                -------------------------------------------------

                            BMO NESBITT BURNS CORP.,
                              as the Fairway Agent
                              --------------------

                          CDC FINANCIAL PRODUCTS INC.,
                               as the Eiffel Agent
                               -------------------

                      NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                              as the Hannover Agent
                              ---------------------

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
             as the Backup Servicer and as the Collateral Custodian
             ------------------------------------------------------

                          Dated as of February 25, 2003

================================================================================

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                                TABLE OF CONTENTS

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ARTICLE I             DEFINITION...............................................................................     4

         Section 1.1           Certain Defined Terms...........................................................     4

         Section 1.2           Other Terms.....................................................................    52

         Section 1.3           Computation of Time Periods.....................................................    52

         Section 1.4           Interpretation..................................................................    52

ARTICLE II            PURCHASE OF THE VARIABLE FUNDING CERTIFICATES............................................    53

         Section 2.1           The Variable Funding Certificates...............................................    53

         Section 2.2           Procedures for Advances.........................................................    54

         Section 2.3           Reduction of the Facility Amount; Mandatory and Optional Repayments.............    55

         Section 2.4           Determination of Interest.......................................................    56

         Section 2.5           Percentage Evidenced by each Variable Funding Certificate.......................    57

         Section 2.6           Notations on Variable Funding Certificates......................................    57

         Section 2.7           Settlement Procedures During the Revolving Period...............................    57

         Section 2.8           Settlement Procedures During the Amortization Period............................    59

         Section 2.9           Collections and Allocations.....................................................    60

         Section 2.10          Payments, Computations, Etc.....................................................    61

         Section 2.11          Optional Repurchase.............................................................    62

         Section 2.12          Fees............................................................................    62

         Section 2.13          Increased Costs; Capital Adequacy; Illegality...................................    62

         Section 2.14          Taxes...........................................................................    64

         Section 2.15          Assignment of the Sale Agreement................................................    65

         Section 2.16          Substitution of Loans...........................................................    65

         Section 2.17          Optional Sales..................................................................    66

ARTICLE III           CONDITIONS TO ADVANCES...................................................................    68

         Section 3.1           Conditions to Closing and Initial Advance.......................................    68

         Section 3.2           Conditions Precedent to All Advances............................................    69

ARTICLE IV            REPRESENTATIONS AND WARRANTIES...........................................................    71

         Section 4.1           Representations and Warranties of the Seller....................................    71

         Section 4.2           Representations and Warranties of the Seller Relating to the Agreement and
                               the Assets......................................................................    81

         Section 4.3           Representations and Warranties of the Servicer..................................    82
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         Section 4.4           Representations and Warranties of the Backup Servicer...........................    85

         Section 4.5           Representations and Warranties of the Collateral Custodian......................    85

         Section 4.6           Breach of Certain Representations and Warranties................................    86

ARTICLE V             GENERAL COVENANTS........................................................................    87

         Section 5.1           Affirmative Covenants of the Seller.............................................    87

         Section 5.2           Negative Covenants of the Seller................................................    90

         Section 5.3           Covenants of the Seller Relating to the Hedging of Loans........................    92

         Section 5.4           Affirmative Covenants of the Servicer...........................................    93

         Section 5.5           Negative Covenants of the Servicer..............................................    95

         Section 5.6           Affirmative Covenants of the Backup Servicer....................................    96

         Section 5.7           Negative Covenants of the Backup Servicer.......................................    97

         Section 5.8           Affirmative Covenants of the Collateral Custodian...............................    97

         Section 5.9           Negative Covenants of the Collateral Custodian..................................    97

ARTICLE VI            ADMINISTRATION AND SERVICING OF CONTRACTS................................................    97

         Section 6.1           Designation of the Servicer.....................................................    97

         Section 6.2           Duties of the Servicer..........................................................    98

         Section 6.3           Authorization of the Servicer...................................................   100

         Section 6.4           Collection of Payments..........................................................   100

         Section 6.5           Servicer Advances...............................................................   102

         Section 6.6           Realization Upon Charged-Off Loans..............................................   102

         Section 6.7           Maintenance of Insurance Policies...............................................   103

         Section 6.8           Servicing Compensation..........................................................   103

         Section 6.9           Payment of Certain Expenses by Servicer.........................................   104

         Section 6.10          Reports.........................................................................   104

         Section 6.11          Annual Statement as to Compliance...............................................   105

         Section 6.12          Annual Independent Public Accountant's Servicing Reports........................   105

         Section 6.13          Limitation on Liability of the Servicer and Others..............................   105

         Section 6.14          The Servicer Not to Resign......................................................   106

         Section 6.15          Servicer Defaults...............................................................   106

         Section 6.16          Appointment of Successor Servicer...............................................   108

ARTICLE VII           THE BACKUP SERVICER......................................................................   110

         Section 7.1           Designation of the Backup Servicer..............................................   110
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         Section 7.2           Duties of the Backup Servicer...................................................   110

         Section 7.3           Merger or Consolidation.........................................................   111

         Section 7.4           Backup Servicing Compensation...................................................   112

         Section 7.5           Backup Servicer Removal.........................................................   112

         Section 7.6           Limitation on Liability.........................................................   112

         Section 7.7           The Backup Servicer Not to Resign...............................................   113

ARTICLE VIII          THE COLLATERAL CUSTODIAN.................................................................   113

         Section 8.1           Designation of Collateral Custodian.............................................   113

         Section 8.2           Duties of Collateral Custodian..................................................   113

         Section 8.3           Merger or Consolidation.........................................................   115

         Section 8.4           Collateral Custodian Compensation...............................................   115

         Section 8.5           Collateral Custodian Removal....................................................   115

         Section 8.6           Limitation on Liability.........................................................   116

         Section 8.7           The Collateral Custodian Not to Resign..........................................   117

         Section 8.8           Release of Documents............................................................   117

         Section 8.9           Return of Required Loan Documents...............................................   118

         Section 8.10          Access to Certain Documentation and Information Regarding the Assets; Audits....   118

ARTICLE IX            SECURITY INTEREST........................................................................   118

         Section 9.1           Grant of Security Interest......................................................   118

         Section 9.2           Release of Lien on Assets.......................................................   119

         Section 9.3           Further Assurances..............................................................   120

         Section 9.4           Remedies........................................................................   120

         Section 9.5           Waiver of Certain Laws..........................................................   120

         Section 9.6           Power of Attorney...............................................................   120

ARTICLE X             TERMINATION EVENTS.......................................................................   121

         Section 10.1          Termination Events..............................................................   121

         Section 10.2          Remedies........................................................................   123

ARTICLE XI            INDEMNIFICATION..........................................................................   124

         Section 11.1          Indemnities by the Seller.......................................................   124

         Section 11.2          Indemnities by the Servicer.....................................................   127

         Section 11.3          After-Tax Basis.................................................................   128
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ARTICLE XII           THE ADMINISTRATIVE AGENT AND PURCHASER AGENTS............................................   128

         Section 12.1          The Administrative Agent........................................................   128

         Section 12.2          VFCC Agent......................................................................   131

         Section 12.3          Eiffel Agent....................................................................   132

         Section 12.4          Fairway Agent...................................................................   134

         Section 12.5          Hannover Agent..................................................................   136

ARTICLE XIII          MISCELLANEOUS............................................................................   139

         Section 13.1          Amendments and Waivers..........................................................   139

         Section 13.2          Notices, Etc....................................................................   139

         Section 13.3          Ratable Payments................................................................   139

         Section 13.4          No Waiver; Remedies.............................................................   140

         Section 13.5          Binding Effect; Benefit of Agreement............................................   140

         Section 13.6          Term of this Agreement..........................................................   140

         Section 13.7          Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue............   140

         Section 13.8          Waiver of Jury Trial............................................................   141

         Section 13.9          Costs, Expenses and Taxes.......................................................   141

         Section 13.10         No Proceedings..................................................................   142

         Section 13.11         Recourse Against Certain Parties................................................   142

         Section 13.12         Protection of Right, Title and Interest in the Assets; Further Action
                               Evidencing Advances.............................................................   144

         Section 13.13         Confidentiality.................................................................   145

         Section 13.14         Execution in Counterparts; Severability; Integration............................   146

         Section 13.15         Waiver of Setoff................................................................   146

         Section 13.16         Assignments.....................................................................   147

         Section 13.17         Heading and Exhibits............................................................   147

         Section 13.18         Loans Subject to Retained Interest Provisions...................................   147
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
                                    EXHIBITS

EXHIBIT A-1         Form of Borrowing Notice (Advances and Reduction of Facility Amount)

EXHIBIT A-2         Form of Borrowing Notice (Reinvestments of Principal Collections)

EXHIBIT A-3         Form of Borrowing Base Certificate

EXHIBIT B-1         Form of Variable Funding Certificate (VFCC)

EXHIBIT B-2         Form of Variable Funding Certificate (Eiffel)

EXHIBIT B-3         Form of Variable Funding Certificate (Fairway)

EXHIBIT B-4         Form of Variable Funding Certificate (Hannover)

EXHIBIT C           Form of Monthly Report

EXHIBIT D           Form of Hedging Agreement (including Schedule and Confirmation)

EXHIBIT E-1         Form of Officer's Certificate to Solvency (CapitalSource Funding LLC)

EXHIBIT E-2         Form of Officer's Certificate to Solvency (CapitalSource Finance LLC)

EXHIBIT F-1         Form of Officer's Closing Certificate (CapitalSource Funding LLC)

EXHIBIT F-2         Form of Officer's Closing Certificate (CapitalSource Finance LLC)

EXHIBIT G-1         Form of Power of Attorney(CapitalSource Funding LLC)

EXHIBIT G-2         Form of Power of Attorney(CapitalSource Finance LLC)

EXHIBIT H           Form of Release of Required Loan Documents

EXHIBIT I           Form of Assignment of Mortgage

EXHIBIT J           Form of Servicer's Certificate

EXHIBIT K           Form of Transferee Letter

                                    SCHEDULES

SCHEDULE I          Condition Precedent Documents

SCHEDULE II         List of Lock-Box Banks and Lock-Box Accounts

SCHEDULE III        Location of Required Loan Documents and Loan Files

SCHEDULE IV         Loan List

SCHEDULE V          Forms of Loans

SCHEDULE VI         Credit and Collection Policy

SCHEDULE VII        Diversity Score

                                   APPENDICES

APPENDIX A          Timeshare Mortgage Loan Criteria

APPENDIX B          Schedule of Supplemental Definitions and Terms (Eiffel Only)
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

                           THIRD AMENDED AND RESTATED
                    LOAN CERTIFICATE AND SERVICING AGREEMENT

         THIS THIRD AMENDED AND RESTATED LOAN CERTIFICATE AND SERVICING AGREEMENT (such agreement as amended, modified, waived, supplemented, replaced or restated from time to time, the "Agreement") is made as of this February 25, 2003, by and among:

         (1) CAPITALSOURCE FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the "Seller");

         (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource Finance"), as the originator (together with its successors and assigns in such capacity, the "Originator"), and as the servicer (together with its successors and assigns in such capacity, the "Servicer");

         (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "VFCC"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (4) FAIRWAY FINANCE CORPORATION, a Delaware corporation (together with its successors and assigns, "Fairway"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (5) EIFFEL FUNDING, LLC, a Delaware limited liability company (together with its successors and assigns, "Eiffel"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (6) HANNOVER FUNDING COMPANY LLC, a Delaware limited liability company (together with its successors and assigns, "Hannover"), as a purchaser (together with its successors and assigns in such capacity, a "Purchaser");

         (7) WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc.), a Delaware corporation (together with its successors and assigns, "WSI"), as the agent for VFCC (together with its successors and assigns in such capacity, the "VFCC Agent") and as the agent for the VFCC Agent and the Eiffel Agent (together with its successors and assigns in such capacity, the "Administrative Agent");

         (8) BMO NESBITT BURNS CORP., a Delaware corporation (together with its successors and assigns, "BMO Nesbitt Burns"), as the agent for Fairway (together with its successors and assigns in such capacity, the "Fairway Agent");

         (9) CDC FINANCIAL PRODUCTS INC., a Delaware corporation (together with its successors and assigns, "CDCFP"), as the agent for Eiffel (together with its successors and assigns in such capacity, the "Eiffel Agent");

         (10) NORDDEUTSCHE LANDESBANK GIROZENTRALE, a bank organized under the laws of Germany (together with its successors and assigns, "Nord LB"), as the agent for Eiffel (together with its successors and assigns in such capacity, the "Hannover Agent"); and

         (11) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("Wells Fargo"), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the "Backup Servicer"), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian").

                                 R E C I T A L S

         WHEREAS, the Seller, the Originator, the Servicer, VFCC and Eiffel, as the original purchasers (in such capacity the "Original Purchasers"), the VFCC Agent, the Eiffel Agent, the Administrative Agent, the Backup Servicer, and the Collateral Custodian have heretofore executed and delivered an Amended and Restated Loan Certificate and Servicing Agreement, dated as of April 24, 2002 as amended by Amendment No. 1, dated as of August 29, 2002 (as so amended, the "Original Loan Certificate and Servicing Agreement");

         WHEREAS, the Original Purchasers, Fairway, the VFCC Agent, the Eiffel Agent, the Fairway Agent, the Administrative Agent, the Backup Servicer, and the Collateral Custodian have heretofore further executed and delivered a Second Amended and Restated Loan Certificate and Servicing Agreement, dated as of November 12, 2002 (the "Second Amended and Restated Loan Certificate and Servicing Agreement"), which Second Amended and Restated Loan Certificate and Servicing Agreement superseded, amended and restated the Original Loan Certificate and Servicing Agreement;

         WHEREAS, Section 13.1 of the Second Amended and Restated Loan Certificate and Servicing Agreement provides that no amendment shall be effective without the written agreement of the Seller, the Servicer, the Backup Servicer, the Collateral Custodian, the Administrative Agent, the Purchasers and the Hedge Counterparty;

         WHEREAS, pursuant to Section 3.3 of the Liquidity Participation Agreement, Wachovia, as agent bank, may not without the prior written consent of Nomura Credit and Capital, Inc., as the participant (the "Participant"), and Nomura Holding America, Inc., as the guarantor (the "Guarantor"), agree to any amendment of the Second Amended and Restated Loan Certificate and Servicing Agreement;

         WHEREAS, the Seller, the Originator, the Servicer, the Original Purchasers, Fairway, the VFCC Agent, the Eiffel Agent, the Fairway Agent, the Administrative Agent, the Backup Servicer, the Collateral Custodian, and the Hedge Counterparty hereby desire to amend and restate the Second Amended and Restated Loan Certificate and Servicing Agreement to (i) make Hannover and the Hannover Agent, parties thereto, (ii) increase the Facility Amount, and (iii) make such other changes as are necessary or in the interests of the parties;

         WHEREAS, each of the Seller, the Originator, the Servicer, the Original Purchasers, Fairway, the VFCC Agent, the Eiffel Agent, the Fairway Agent, the Administrative Agent, the Backup Servicer, the Collateral Custodian, and the Hedge Counterparty consents to the amendment and restatement of the Second Amended and Restated Loan Certificate and Servicing Agreement pursuant to this Agreement; and

         WHEREAS, all other conditions precedent to the execution of this Agreement have been complied with.

         NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITION

         SECTION 1.1       CERTAIN DEFINED TERMS.

         (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. In addition, with respect to Eiffel only, certain capitalized terms used throughout this Agreement are defined in the Schedule of Supplemental Definitions and Terms attached to this Agreement as Appendix B to be used solely for Eiffel's program documents.

         (b) As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:

40 Act: Defined in Section 10.1(i).

ABF Loan: Any Senior Secured Loan (including a Loan to an SPE Obligor) secured by accounts receivable, notes receivable and/or inventory of the related Obligor or SPE Obligor; provided, however, with respect to inventory only, such inventory may serve as collateral is not being financed by such Senior Secured Loan.

Accrual Period: (a) with respect to each Advance (or portion thereof) funded at an Interest Rate other than the VFCC CP Rate, Fairway CP Rate, Eiffel CP Rate or the Hannover CP Rate (i) with respect to the first Payment Date, the period from and including the Closing Date to but excluding such first Payment Date and (ii) with respect to any subsequent Payment Date, the period from and including the previous Payment Date to but excluding such subsequent Payment Date, and (b) with respect to each Advance (or portion thereof) funded at an Interest Rate equal to the VFCC CP Rate, Fairway CP Rate, Eiffel CP Rate or the Hannover CP Rate (i) with respect to the first Payment Date, the period from and including the Closing Date to and including the last day of the calendar month in which the Closing Date occurs and (ii) with respect to any subsequent Payment Date, the period ending on the last day of the calendar month immediately preceding the month in which the Payment Date occurs and commencing on the first (1st) day of such immediately preceding calendar month.

Acquired Loan: A Loan that is originated by a Person other than the Originator and acquired by the Originator in a "true sale" transaction pursuant to an acquisition agreement substantially in the form of the "Acquisition Agreement" attached hereto as Schedule V or in such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder.

Addition Date: With respect to any Additional Loans, the date on which such Additional Loans become part of the Asset Pool.

Additional Loans: All Loans that become part of the Asset Pool after the Closing Date.

Adjusted Advance Rate: On any date of determination, each of the adjusted advance rates set forth below, as applicable, depending on the Diversity Score (rounded to the nearest integer) on such date:

Diversity Score                           Adjusted Advance Rate
---------------                           ---------------------
 25 or higher                                     75.0%
      23 - 24                                     74.0%
      20 - 22                                     72.0%
      16 - 19                                     70.0%
      14 - 15                                     68.0%
      12 - 13                                     65.0%
      10 - 11                                     63.0%
        1 - 9                                     60.0%

Adjusted Eurodollar Rate: For any Accrual Period, an interest rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary) to the nearest 1/100 of 1%, (i) the numerator of which is equal to the LIBOR Rate for such Accrual Period and (ii) the denominator of which is equal to 100% minus the Eurodollar Reserve Percentage for such Accrual Period.

Administrative Agent: WSI, in its capacity as administrative agent for the Purchaser Agents, together with its successors and assigns, including any successor appointed pursuant to ARTICLE XII.

Advance: Defined in Section 2.1(b).

Advance Amount: With respect to any Advance under a Variable Funding Certificate and any Funding Date, subject to the terms and conditions hereof, an amount equal to the product of (a) the applicable Advance Rate and (b) the Borrowing Base.

Advance Rate: An amount equal to (a) 75% of the sum of the Outstanding Loan Balances of all Senior Secured Loans in the Asset Pool that (i) satisfy the Interest Coverage Requirement, (ii) are Timeshare Loans or (iii) are Material Mortgage Loans that have a Loan-to-Value Ratio of 75% or less, (b) 65% of the sum of the Outstanding Loan Balances of all other Senior Secured Loans in the Asset Pool, and (c) 40% of the sum of the Outstanding Loan Balances of all Subordinated Loans in the Asset Pool.

Advances Outstanding: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the makings of new Advances on such day; provided, that, the "Advances Outstanding" under and as defined in the Original Loan Certificate and Servicing Agreement as of the close of business on the Business Day immediately prior to the Closing Date shall be deemed to be Advances Outstanding on and as of the Closing Date under and for all purposes of this Agreement.

Affected Party: The Administrative Agent, the Purchaser Agents, the Purchasers, each Liquidity Bank, all assignees and participants of the Purchasers and each Liquidity Bank, any successor to WSI as Administrative Agent and any sub-agent of the Administrative Agent.

Affiliate: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

Agent's Account: The VFCC Agent's Account, the Fairway Agent's Account, the Eiffel Agent's Account, or the Hannover Agent's Account, as applicable.

Agented Notes: With respect to any Revolving Loan or Term Loan, one or more promissory notes of an Eligible Obligor wherein (a) the note(s) are originated by the Originator in accordance with the Credit and Collection Policy as a part of a syndicated loan transaction that has been fully consummated prior to such Agented Notes becoming part of the Asset Pool hereunder, (b) upon an assignment of the note under the Sale Agreement to the Seller, such original note will be endorsed to the Administrative Agent and held by the Collateral Custodian, on behalf of the Secured Parties, (c) the Seller, as assignee of the note, will have all of the rights but none of the obligations of the Originator with respect to such note and the Originator's right, title and interest in and to the Related Property including the right to receive and collect payments directly in its own name and to enforce its rights directly against the Obligor thereof, (d) the note, if secured, is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro-rata basis, all other holders of such Obligor's notes of equal priority and (e) the Originator (or a wholly owned subsidiary of the Originator) is the collateral agent and payment agent for all noteholders of such Obligor.

Aggregate Outstanding Loan Balance: With respect to all Eligible Loans included as part of the Asset Pool, on any day, the sum of the Outstanding Loan Balances of such Eligible Loans on such date, minus the Outstanding Loan Balance of all Delinquent Loans. Notwithstanding anything to the contrary contained herein, for purposes of determining the Aggregate Outstanding Loan Balance, if any portion of a Loan is deemed to be "charged-off" in accordance with the provisions of the definition of Charged-Off Loan, then the entire Loan shall have a zero (0) Outstanding Loan Balance except in connection with the calculation of Average Pool Charged-Off Ratio.

Aggregate Unpaids: At any time, an amount equal to the sum of all unpaid Advances Outstanding, Interest, Breakage Costs, Hedge Breakage Costs and all other amounts owed by the Seller to the Purchasers, the Purchaser Agents, the Administrative Agent, the Backup Servicer and the Collateral Custodian hereunder (including, without limitation, all Indemnified Amounts, other amounts payable under Article XI and amounts required under Section 2.7, Section 2.8, Section 2.12, Section 2.13 and Section 2.14 to the Affected Parties or Indemnified Parties) or under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or by the Seller or any other Person under any fee letter (including, without limitation, the VFCC Fee Letter, the Fairway Fee Letter, the Eiffel Fee Letter, the Hannover Fee Letter, the Backup Servicer Fee Letter and the Collateral Custodian Fee Letter) delivered in connection with the transactions contemplated by this Agreement (whether due or accrued); provided, that, the "Aggregate Unpaids" under and as defined in the Original

Loan Certificate and Servicing Agreement as of the close of business on the Business Day immediately prior to the Closing Date shall be deemed to be Aggregate Unpaids on and as of the Closing Date under and for all purposes of this Agreement.

Allocation Adjustment Event: With respect to each Loan included in the Assets subject to the Retained Interest provisions of this Agreement, the occurrence of any one or more of the following under and as defined in the CapitalSource Commercial Loan Trust 2002-1 Transaction, the CapitalSource Commercial Loan Trust 2002-2 Transaction and/or any other Permitted Securitization Transaction rated by the Rating Agencies, as applicable: (i) a "Servicer Default", (ii) an "Event of Default" or (iii) an "Accelerated Amortization Event".

Alternative Rate: An interest rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.

Amortization Period: The period beginning on the Termination Date and ending on the Collection Date.

Applicable Law: For any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

Asset: All right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Seller in all accounts, general intangibles, instruments, chattel paper, documents, money, letters of credit, advices of credit, deposit accounts, certificates of deposit, investment property, goods, and other property consisting of, arising out of, or related to any of the following: (i) the Existing Loans and Additional Loans, and all monies due or to become due in payment under such Existing Loans and Additional Loans on and after the related Cut-Off Date, including but not limited to all Collections, but excluding any Excluded Amounts; (ii) all Related Security with respect to the Loans referred to in clause (i); and (iii) all income and Proceeds of the foregoing.

Asset Pool: At any time, all then outstanding Assets.

Assigned Loan: A Revolving Loan or Term Loan originated by a Person other than the Originator in which a constant percentage interest has been assigned to the Originator by such Person in accordance with the Credit and Collection Policy and (i) such transaction has been fully consummated prior to such Loan becoming part of the Asset Pool hereunder, (ii) the Originator is a party to a credit agreement and/or an assignment agreement and a promissory note with the Obligor with respect to such Loan, (iii) the agent bank receives payment directly from the Obligor thereof on behalf of each lender that has been assigned a percentage interest in such Revolving Loan or Term Loan, and (iv) such Loan is substantially in the form of the

"Assigned Loan" attached hereto as Schedule V or such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder; provided, however, any such Loan shall exclude any Retained Interest.

Assignment of Mortgage: As to each Loan secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Loan and to the Seller and to grant a perfected lien thereon by the Seller in favor of the Administrative Agent, on behalf of the Secured Parties, each such Assignment of Mortgage to be substantially in the form of Exhibit I hereto.

Availability: At any time, an amount equal to the positive excess (if any) of
(i) the amount by which the lesser of (a) the Facility Amount and (b) the Maximum Availability exceeds the amount necessary to cure any Overcollateralization Shortfall and any Required Equity Shortfall minus (ii) the Advances Outstanding on such day; provided, however, during the Amortization Period, the Availability shall be zero.

Available Funds: With respect to any Payment Date, all amounts received in the Collection Account (including, without limitation, any Collections on Assets included in the Asset Pool and earnings from Permitted Investments in the Collection Account and the Excess Spread Account) during the Collection Period that ended on the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

Average Pool Charged-Off Ratio: As of any Determination Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of (1) the Outstanding Loan Balance of all Loans (excluding equity and preferred stock investments) that became Charged-Off Loans (net of Recoveries during such Collection Period) during the Collection Period related to such Determination Date and (2) the Outstanding Loan Balances of Loans (excluding equity and preferred stock investments) that became Charged-Off Loans (net of Recoveries during such Collection Periods) during the Collection Periods related to the eleven (11) immediately preceding Determination Dates, and the denominator of which is equal to a fraction the numerator of which is the sum of (1) the Aggregate Outstanding Loan Balance (excluding equity and preferred stock investments) as of the first (1st) day of the Collection Period related to such Determination Date and (2) the Aggregate Outstanding Loan Balance (excluding equity and preferred stock investments) as of the first (1st) day of the immediately preceding eleven (11) Collection Periods and the denominator of which is twelve (12).

Average Portfolio Charged-Off Ratio: As of any Determination Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of (1) the Portfolio Outstanding Loan Balance of all Portfolio Loans (excluding equity and preferred stock investments) that became Charged-Off Portfolio Loans (net of Recoveries during such Collection Period) during the Collection Period related to such Determination Date and (2) the Portfolio Outstanding Loan Balances of all Portfolio Loans (excluding equity and preferred stock investments) that became Charged-Off Portfolio Loans (net of Recoveries during such Collection Periods) during the Collection Periods related to the eleven
(11) immediately preceding Determination Dates, and the denominator of which is equal to a fraction the numerator of which is the sum of (1) the Portfolio Aggregate Outstanding Loan Balance (excluding equity and preferred stock investments) as of the first (1st) day of the Collection Period related to such Determination Date and (2) the Portfolio Aggregate Outstanding Loan Balance (excluding equity and preferred stock investments) as of the first (1st) day of the immediately preceding eleven (11) Collection Periods and the denominator of which is twelve (12).

Average Portfolio Delinquency Ratio: As of any Determination Date, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum of (1) the Portfolio Delinquency Ratio on such Determination Date and (2) the Portfolio Delinquency Ratio on the two (2) immediately preceding Determination Dates and (ii) the denominator of which is equal to three (3).

Backup Servicer: Wells Fargo Bank Minnesota, National Association, not in its individual capacity, but solely as Backup Servicer, its successor in interest pursuant to Section 7.3 or such Person as shall have been appointed as Backup Servicer pursuant to Section 7.5.

Backup Servicer Fee Letter: The Backup Servicer Fee Letter, dated as of September 28, 2000, among the Servicer, the Administrative Agent, and the Backup Servicer, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Backup Servicer Fee Rate: The rate per annum set forth in the Backup Servicer Fee Letter as the "Backup Servicer Fee Rate."

Backup Servicer Termination Notice: Defined in Section 7.5.

Backup Servicing Fee: Defined in the Backup Servicer Fee Letter.

Banded Floating Rate Loan: An Eligible Loan where the interest rate payable by the Obligor thereof fluctuates between a lowest interest rate and a highest interest rate allowable under its Required Loan Documents.

Bankruptcy Code: The United States Bankruptcy Reform Act of 1978 (11 U.S.C.
Section 101, et seq.), as amended from time to time.

Base Rate: On any date, a fluctuating interest rate per annum equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1.5%.

Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

BMO Nesbitt Burns: Defined in the Preamble of this Agreement.

Borrowing Base: On any date of determination, the sum of (i) the Aggregate Outstanding Loan Balance and (ii) the Outstanding Loan Balances of all Additional Loans that are Eligible Loans to be included as part of the Asset Pool on such date minus the amount (calculated without duplication) by which such Eligible Loans exceed any applicable Pool Concentration Criteria.

Borrowing Base Certificate: Each certificate, in the form of Exhibit A-3, required to be delivered by the Seller along with each Borrowing Notice.

Borrowing Notice: Each notice, in the form of Exhibit A-1 or A-2 (as applicable), required to be delivered by the Seller (i) in respect of (a) the Initial Advance and each incremental Advance, (b) any reduction of the Facility Amount or repayment of Advances Outstanding, or (c) any reinvestment of Principal Collections under Section 2.7(b); and (ii) on each Determination Date.

Breakage Costs: Collectively, the VFCC Breakage Costs, Fairway Breakage Costs, the Eiffel Breakage Costs, and the Hannover Breakage Costs, if any.

Business Day: Any day other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in Minneapolis, Minnesota, New York City, New York or Charlotte, North Carolina, and (b) if the term "Business Day" is used in connection with the determination of the LIBOR Rate, dealings in United States dollar deposits are carried on in the London interbank market.

Capital Lease Obligations: With respect to any Obligor on a Subordinated Loan, for any period, the obligations of such Person to pay rent and other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

CapitalSource Commercial Loan Trust 2002-1 Transaction: That certain private placement transaction of commercial loan-backed notes pursuant to Rule 144A and Regulation S issued by CapitalSource Commercial Loan Trust 2002-1, which closed May 16, 2002.

CapitalSource Commercial Loan Trust 2002-2 Transaction: That certain private placement transaction of commercial loan-backed notes pursuant to Rule 144A and Regulation S issued by CapitalSource Commercial Loan Trust 2002-2, which closed October 30, 2002.

CDCFP: Defined in the Preamble of this Agreement.

Change-in-Control: Any of the following:

         (a) The failure of John K. Delaney, Jason M. Fish and Farallon Capital Partners L.P. and Affiliates thereof to own (directly or indirectly), free and clear of all liens, at least 30% of the outstanding membership interests of CapitalSource Holdings LLC;

         (b) The failure of CapitalSource Holdings LLC to own (directly or through wholly-owned subsidiaries), free and clear of all liens, 99.9% of the outstanding voting membership interests of the Originator;

         (c) the creation or imposition of any Lien on any limited liability company membership interest in the Seller; or

         (d) the failure by Originator to own all of the limited liability company membership interests in the Seller.

Charged-Off Loan: A Loan (or portion thereof deemed to be "charged-off") as to which any of the following first occurs: (i) the Servicer has determined or should have reasonably determined in accordance with the Credit and Collection Policy that such Loan is not collectible, (ii) (1) all or any portion of any one or more payments remains unpaid for at least ninety (90) days from the original due date for such payment, in which case not less than fifty percent (50%) of the Outstanding Loan Balance of such Loan shall be deemed to be "charged-off" for purposes of this Agreement, and (2) all or any portion of any one or more payments remains unpaid for at least one hundred and eighty (180) days from the original due date for such payment, in which case not less than one hundred percent (100%) of the Outstanding Loan Balance of such Loan shall be deemed to be "charged-off" for purposes of this Agreement, (iii) (1) the Obligor thereof or any Person obligated thereon is subject to an Insolvency Event, in which case not less than fifty percent (50%) of the Outstanding Loan Balance of such Loan shall be deemed to be "charged-off" as of the date of the occurrence of such Insolvency Event for purposes of this Agreement, (2) the Obligor thereof or any Person thereon is generally unable to meet its financial obligations, (3) the Obligor thereof or any Person obligated thereunder has suffered a material adverse change which materially affects its viability as an ongoing concern, or
(4) adequate collateral or other source of payment does not exist to repay the principal due under the Loan as determined by the Servicer, or (iv) the Timeshare Cumulative Default Ratio is greater than or equal to twenty (20%) percent, in which case not less than one hundred (100%) percent of the Outstanding Loan Balance of such Timeshare Mortgage Loan shall be deemed to be 'charged-off' for purposes of this Agreement.

Charged-Off Portfolio Loan: A Portfolio Loan (or portion thereof deemed to be "charged-off") as to which any of the following first occurs: (i) the Servicer has determined or should have reasonably determined in accordance with the Credit and Collection Policy (or such similar policies and procedures utilized by the Servicer in servicing such Portfolio Loan) that such Portfolio Loan is not collectible, (ii) (1) all or any portion of any one or more payments remains unpaid for at least ninety (90) days from the original due date for such payment, in which case not less than fifty percent (50%) of the Portfolio Outstanding Loan Balance of such Portfolio Loan shall be deemed to be "charged-off" for purposes of this Agreement, and (2) all or any portion of any one or more payments remains unpaid for at least one hundred and eighty (180) days from the original due date for such payment, in which case not less than one hundred percent (100%) of the Portfolio Outstanding Loan Balance of such Portfolio Loan shall be deemed to be "charged-off" for purposes of this Agreement, (iii) (1) the Obligor thereof or any Person obligated thereon is subject to an Insolvency Event, in which case not less than fifty percent (50%) of the Portfolio Outstanding Loan Balance of such Portfolio Loan shall be deemed to be "charged-off" as of the date of the occurrence of such Insolvency Event for purposes of this Agreement, (2) the Obligor thereof or any Person obligated thereon is generally unable to meet its financial obligations, (3) the Obligor or any Person obligated thereon has suffered a material adverse change which materially affects its viability as an ongoing concern, or (4) adequate collateral or other source of payment does not exist to repay the principal due under the Portfolio Loan as determined by the Servicer, or (iv) the Timeshare Cumulative Default Ratio, (1) with respect to any Sterling Timeshare Loan (other than the Sterling Timeshare Loans the Obligors of which are Delft Funding, LLC and Legends Funding, LLC), is greater than or equal to twelve and one-half (12.5%) percent, or (2) with respect to the Sterling Timeshare Loans the Obligors of which are Delft Funding, LLC and Legends Funding, LLC, with respect to such Portfolio Loan is greater than or equal to 20% in which case not less than one hundred percent

(100%) of the Portfolio Outstanding Loan Balance of such Portfolio Loan shall be deemed to be "charged-off" for purposes of this Agreement.

Clearing Agency: An organization registered as a "clearing agency" pursuant to
Section 17A of the Exchange Act.

Closing Date: February 25, 2003.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Collateral Custodian: Wells Fargo Bank Minnesota, National Association, not in its individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to Section 8.3or such Person as shall have been appointed Collateral Custodian pursuant to Section 8.5.

Collateral Custodian Fee: Defined in the Collateral Custodian Fee Letter.

Collateral Custodian Fee Letter: The Amended and Restated Collateral Custodian Fee Letter, dated as of April 24, 2002, among the Originator, the Administrative Agent and the Collateral Custodian, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Collateral Custodian Termination Notice: Defined in Section 8.5.

Collection Account: Defined in Section 6.4(f).

Collection Date: The date following the Termination Date on which the Aggregate Unpaids have been reduced to zero and indefeasibly paid in full.

Collection Period: Each calendar month.

Collections: (a) All cash collections and other cash proceeds of any Loans, including, without limitation, Scheduled Payments, Finance Charges, Prepayments, Insurance Proceeds, and all Recoveries or other amounts received in respect thereof but excluding any Excluded Amounts, (b) any cash proceeds or other funds received by the Seller or the Servicer with respect to any Related Security and
(c) all payments received pursuant to any Hedging Agreement or Hedge
Transaction.

Commercial Paper Notes: On any day, any short-term promissory notes of any Purchaser issued by such Purchaser in the commercial paper market.

Commitment: With respect to each Purchaser, the commitment of such Purchaser to make Advances in accordance herewith in an amount not to exceed (i) (a) prior to the Termination Date, the dollar amount set forth opposite such Purchaser's signature on the signature pages hereto under the heading "Commitment" and (b) on or after the Termination Date, the aggregate Advances Outstanding or (ii) with respect to each Advance, the Pro-Rata Share.

Commitment Fee: (a) With respect to VFCC, as defined in the VFCC Fee Letter, (b) with respect to Fairway, as defined in the Fairway Fee Letter, (c) with respect to Eiffel, as defined in the Eiffel Fee Letter, and (d) with respect to Hannover, as defined in the Hannover Fee Letter.

Consolidated Free Cash Flow: With respect to any Obligor on a Subordinated Loan, for any period, EBITDA less capital expenditures.

Consolidated Funded Indebtedness: As of any date of determination, all outstanding Indebtedness of the Originator and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

Consolidated Subsidiary: With respect to any Obligor on a Subordinated Loan, as of any date of determination, any Subsidiary or other Person the accounts of which would be consolidated with those of the Obligor in its consolidated financial statements if such statements were prepared as of such date.

Consolidated Tangible Net Worth: As of any date of determination, the assets less the liabilities of the Originator and its Subsidiaries on a consolidated basis, less intangible assets (including goodwill), all determined in accordance with GAAP.

Contractual Obligation: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

CP Rate: The VFCC CP Rate, the Fairway CP Rate, the Eiffel CP Rate or the Hannover CP Rate, as applicable.

Credit and Collection Policy: The written credit policies and procedures manual of the Originator and the Servicer (which policies shall include without limitation policies on a risk rating system, Loan Loss Reserve, due diligence format, underwriting parameters and credit approval procedures) set forth on
Schedule VI, as may be as amended or supplemented from time to time in accordance with Section 5.1(h) and Section 5.4(f).

Cut-Off Date: With respect to each Loan, the date on and after which Collections on an Existing Loan are to be transferred to the Asset Pool, and with respect to each Additional Loan, the date on and after which Collections on an Additional Loan are to be transferred to the Asset Pool.

Deemed Collection: Defined in Section 2.3(c).

Delinquent Loan: A Loan (that is not a Charged-Off Loan) as to which either of the following first occurs: (a) all or any portion of any one or more payments thereunder remains unpaid for at least sixty (60) days from the original due date for such payment, (b) the Timeshare Delinquency Ratio with respect to such Loan is greater than or equal to (i) 7.5% in the case of Timeshare Loans to Obligors that are special purpose entities (other than special purpose entities with assets that relate to the properties at Tahoe Beach and Ski Club, Nevada, Bethel Beach Club Resort and Spa, Florida, Surrey Vacation Resort, Missouri, MMG/Berkeley Resorts, Florida, Sedona Springs Resort Properties, Arizona), and
(ii) 10.0% in the case of Timeshare Loans to Obligors that are special purpose entities with assets that relate to the properties at Tahoe Beach and Ski Club, Nevada, Bethel Beach Club Resort and Spa, Florida, Surrey Vacation Resort, Missouri, MMG/Berkeley Resorts, Florida, Sedona Springs Resort Properties, Arizona, (c) consistent with the Credit and Collection Policy such Loan would be classified as delinquent by the Servicer or the Originator.

Delinquent Portfolio Loan: A Portfolio Loan (that is not a Charged-Off Portfolio
Loan) as to which either of the following first occurs: (a) all or any portion of any one or more payments thereunder remains unpaid for at least sixty (60) days from the original due date for such payment, (b) the Timeshare Delinquency Ratio with respect to such Portfolio Loan is greater than or equal to (i) 7.5% in the case of Timeshare Loans to Obligors that are special purpose entities (other than special purpose entities with assets that relate to the properties at Tahoe Beach and Ski Club, Nevada, Bethel Beach Club Resort and Spa, Florida, Surrey Vacation Resort, Missouri, MMG/Berkeley Resorts, Florida, Sedona Springs Resort Properties, Arizona), and (ii) 10.0% in the case of Timeshare Loans to Obligors that are special purpose entities with assets that relate to the properties at Tahoe Beach and Ski Club, Nevada, Bethel Beach Club Resort and Spa, Florida, Surrey Vacation Resort, Missouri, MMG/Berkeley Resorts, Florida, Sedona Springs Resort Properties, Arizona, or (c) consistent with the Credit and Collection Policy (or such similar policies and procedures utilized by the Servicer in servicing such Portfolio Loan) such Portfolio Loan would be classified as delinquent by the Servicer or the Originator. For the purpose of determining the Portfolio Delinquency Ratio, with respect to any Timeshare Loan (which is not otherwise deemed to be a Charged-Off Portfolio Loan) as to which all or any portion of any one or more scheduled payments thereunder remains unpaid for at least sixty (60) days from the original due date for such payment, the entire unpaid balance of such Timeshare Loan will be deemed to be "delinquent"; provided, however, the foregoing shall not affect the status of any other Timeshare Loans securing a Loan.

Derivatives: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

Determination Date: The last day of each Collection Period.

DIP Loan: Any Revolving Loan or Term Loan to an Obligor that is a Chapter 11 debtor under the Bankruptcy Code which is permitted by the Credit and Collection Policy and also satisfies the following criteria: (a) the DIP Loan is duly authorized by a final order of the applicable bankruptcy or federal district court under the provisions of subsection (b), (c) or (d) of 11 U.S.C. Section 364, (b) the Obligor's bankruptcy case is still pending as a case under the provisions of Chapter 11 of Title 11 of the Bankruptcy Code and has not been dismissed or converted to a case under the provisions of Chapter 7 of Title 11 of the Bankruptcy Code, (c) the Obligor's obligations under such Loan have not been (i) disallowed, in whole or in part, or (ii) subordinated, in whole or in part, to the claims or interests of any other Person under the provisions of 11 U.S.C. Section 510,

(d) the DIP Loan is secured and the liens and security interests granted by the applicable federal bankruptcy or district court in relation to the Loan have not been subordinated, in whole or in part, to the liens or interests of any other lender under the provisions of 11 U.S.C. Section 364(d) or otherwise, (e) the Obligor is not in default on its obligations under the Loan, (f) neither the Obligor nor any party in interest has filed a Chapter 11 plan with the applicable federal bankruptcy or district court that, upon confirmation, would
(i) disallow or subordinate the Loan, in whole or in part, (ii) subordinate, in whole or in part, any lien or security interest granted in connection with such Loan, (iii) fail to provide for the repayment, in full and in cash, of the Loan upon the effective date of such plan or (iv) otherwise impair, in any manner, the claim evidenced by the Loan and (g) the DIP Loan is in the form of the "DIP Loan Agreement" attached hereto as Schedule V or in such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder. For the purposes of this definition, an order is a "final order" if the applicable period for filing a motion to reconsider or notice of appeal in respect of a permanent order authorizing the Obligor to obtain credit has lapsed and no such motion or notice has been filed with the applicable federal bankruptcy or district court or the clerk thereof.

Diversity Score: A single number that indicates the collateral concentration in terms of both the Obligor and industry classification, which number is calculated as described in Schedule VII hereto.

Dollars: Means, and the conventional "$" signifies, the lawful currency of the United States.

EBITDA: With respect to any Obligor on a Subordinated Loan, for any period, the consolidated net income of such Obligor and its Consolidated Subsidiaries for such period, plus, to the extent deducted in determining consolidated net income for such period, depreciation, interest, amortization and income taxes, determined in accordance with GAAP, excluding, however, (i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not Consolidated Subsidiaries unless actually received by the Obligor or a Consolidated Subsidiary, (iii) all income arising from the forgiveness, adjustment, or negotiated settlement of any Indebtedness, (iv) any extraordinary items of income or expense (including gains and losses from asset sales), and
(v) any increase or decrease in income arising from any change in the Obligor's method of accounting.

Eiffel: Defined in the Preamble of this Agreement.

Eiffel Agent: Defined in the Preamble of this Agreement.

Eiffel Agent's Account: A special account (ABA number 021001033; account number 01419647 (CTAS) in the name of Eiffel at Bankers Trust Company.

Eiffel Breakage Costs: Any amount or amounts as shall compensate Eiffel for any loss, cost or expense incurred by Eiffel (as determined by the Eiffel Agent on behalf of Eiffel, in the Eiffel Agent's sole discretion) as a result of (i) a prepayment by the Seller of Advances Outstanding or Interest or (ii) any difference between the Eiffel CP Rate and the Adjusted Eurodollar Rate. All Eiffel Breakage Costs shall be due and payable hereunder upon demand.

Eiffel CP Rate: For any day during any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by Eiffel from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by Eiffel maturing on dates other than those certain dates on which Eiffel is to receive funds) in respect of the promissory notes issued by Eiffel that are allocated, in whole or in part, by the Eiffel Agent (on behalf of Eiffel) to fund or maintain the Advances Outstanding funded by Eiffel during such period, as determined by the Eiffel Agent (on behalf of Eiffel) and reported to the Seller and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Eiffel Agent (on behalf of Eiffel) and (ii) other borrowings by Eiffel, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the Eiffel CP Rate, the Eiffel Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Eiffel Fee Letter: The Eiffel Fee Letter, dated as of April 24, 2002, among the Seller, the Servicer, the Administrative Agent, and the Eiffel Agent, as amended by Amendment No. 1 to Eiffel Fee Letter dated as of November 11, 2002, and by Amendment No. 2 to Eiffel Fee Letter, dated as of February 25, 2003, and as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Eligible Loan: On any date of determination, each Loan (A) for which the Administrative Agent, Collateral Custodian and Backup Servicer have received the following no later than 12:00 p.m. Charlotte, North Carolina time on the day prior to the related Funding Date: (i) a faxed copy of the duly executed original promissory note and Loan Checklist in a form and substance satisfactory to the Administrative Agent and, if any Loans are closed in escrow, a certificate (in the form of Exhibits F-1 or F-2, as applicable) from the closing attorneys of such Loans certifying the possession of the Required Loan Documents; provided, however, notwithstanding the foregoing, the Required Loan Documents (including any UCCs included in the Required Loan Documents) shall be in the possession of the Collateral Custodian within two (2) Business Days of any related Funding Date as to any Additional Loans, (ii) a Borrowing Notice and such Loan is accurately identified on the Loan List delivered by the Seller to the Collateral Custodian and the Administrative Agent as part of the Borrowing Notice or Monthly Report delivered by the Servicer, (iii) a Borrowing Base Certificate, and (iv) a Certificate of Assignment (Exhibit A to the Sale Agreement, including Schedule I thereto); provided, however, that if such Loan is part of a capital contribution or Required Equity Contribution to the Seller the Collateral Custodian shall have received the Required Loan Documents within three (3) Business Days of receipt of the Certificate of Assignment, and (B) that satisfies each of the following eligibility requirements:

         (a) the Loan, together with the Related Security, has been originated or acquired by the Originator, sold to the Seller pursuant to (and in accordance with) the Sale Agreement and the Seller has good title, free and clear of all Liens (other than permitted Liens), on such Loan and Related Security;

         (b) the Loan, (i) (together with the Collections and Related Security related thereto) has been the subject of a grant by the Seller in favor of the Administrative Agent, on behalf of the Secured Parties, of a first priority perfected security interest, and (ii) with respect to which, at the time of the sale of such Loan to the Seller, the Originator had a first priority (other than Subordinated Loans) perfected security interest in the Related Property relating to such Loan;

         (c)      at the time such Loan is included in the Asset Pool, the Loan
(i) is not (and since its origination by the Originator or, in the case of Acquired Loans, acquisition by the Originator has never been) a Charged-Off Loan, (ii) is not past due with respect to payments of principal or interest (provided, that, if such Loan is past due at the time it is included in the Asset Pool but not more than ten (10) days past due, the Originator and the Servicer must reasonably believe that such Loan will promptly and in no event later than the date of the next Scheduled Payment due on such Loan, be brought current with respect to all payments due thereunder), and (iii) has never been more than thirty (30) days past due (after giving effect to a five (5) day grace period in determining the number of days past due), with respect to payments of principal or interest, or, in the case of Acquired Loans, has never been more than thirty (30) days past due in the twelve (12) months prior to acquisition;

         (d) the Loan is an "eligible asset" as defined in Rule 3a-7 under the 40 Act;

         (e) the Loan is a contract the purchase of which with the proceeds of Commercial Paper Notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

         (f) the Loan is an "account", "chattel paper", "instrument" or a "general intangible" within the meaning of Article 9 of the UCC of all applicable jurisdictions;

         (g) the Loan is to an Eligible Obligor and is denominated and payable only in United States dollars in the United States and does not permit the currency in which or country in which such Loan is payable to be changed;

         (h) the Loan is evidenced by a promissory note, security agreement or instrument and related loan documents that have been duly authorized and executed, are in full force and effect and constitute the legal, valid, binding and absolute and unconditional payment obligation of the related Obligor, enforceable against such Obligor in accordance with their terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and to general principles of equity, whether considered in a suit at law or in equity), and there are no conditions precedent to the enforceability or validity of the Loan that have not been satisfied or validly waived;

         (i) the Loan does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, licensing and privacy) and with respect to which no part thereof is in violation of any Applicable Law in any material respect;

         (j) the Loan, (i) satisfies all applicable requirements of and was originated or acquired, underwritten and closed in accordance with the Credit and Collection Policy (including without limitation the execution by the Obligor of all documentation required by the Credit and Collection Policy); (ii) does not contain a confidentiality provision that restricts or purports to restrict the ability of the Administrative Agent or any Secured Party to exercise their rights under this Agreement, including, without limitation, their rights to review the Loan, the Required Loan Documents and Loan File; (iii) was generated in the ordinary course of the Originator's business; (iv) arises pursuant to loan documentation with respect to which the Originator has performed all obligations required to be performed by it thereunder; (v) has an original term to maturity (A) in the case of Senior Secured Loans of not greater than five (5) years, or (B) in the case of Subordinated Loans of not greater than seven (7) years; (vi) is not subject to a guaranty by the Originator or any Affiliate thereof; (vii) is not a consumer loan; and (viii) is executed on forms substantially in the form of those attached hereto as Schedule V or in such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten
(10) days prior to such Loan becoming part of the Asset Pool hereunder;

         (k) neither the assignment of the Loan under the Sale Agreement by the Originator, the sale of the Loan hereunder or the granting of a security interest hereunder by the Seller violates, conflicts with or contravenes any Applicable Laws or any contractual or other restriction, limitation or encumbrance;

         (l) on or before the applicable Cut-Off Date, the Obligor of such Loan shall have been directed to make all payments to the Lock-Box or directly to the Lock-Box Account;

         (m) the Loan requires the Obligor thereof to maintain adequate property damage and liability insurance with respect to the real or personal property constituting the Related Property and the same has been at all times covered by adequate physical damage and liability insurance policies satisfactory to the Administrative Agent;

         (n) the Related Property (i) is located in the United States, (ii) has not been foreclosed on, or repossessed from the current Obligor, by the Servicer, and (iii) has not suffered any material loss or damage that has not been repaired or restored;

         (o) the Loan provides by its terms that the Obligor's payment obligations are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Originator and the Loan contains a clause that has the effect of unconditionally and irrevocably obligating the Obligor to make periodic payments (including taxes) and notwithstanding any damage to, defects in or destruction of the Related Property or any other event, including obsolescence of any property or improvements;

         (p) the Loan is not subject to any litigation, dispute, refund, claims of rescission, setoff, netting, counterclaim or defense whatsoever, including but not limited to, claims by or against the Obligor thereof or a payor to or account debtor of such Obligor;

         (q) the Loan requires the Obligor to maintain the Related Property in good condition and to bear all the costs of operating and maintaining same, including taxes and insurance relating thereto;

         (r) the Loan provides (i) for periodic payments of interest and/or principal in cash, which are due and payable on a monthly or quarterly basis unless otherwise consented to in writing by the Administrative Agent, and (ii) that the Servicer (or, with respect to Assigned Loans, that the agent bank or a majority of the related lenders) may accelerate all payments on the Loan if the Obligor is in default under the Loan and any applicable grace period has expired;

         (s) the Loan provides for cash payments that fully amortize the Outstanding Loan Balance of such Loan on or by its maturity and does not provide for such Outstanding Loan Balance to be discounted pursuant to a prepayment in full;

         (t) the Loan does not permit the Obligor to defer all or any portion of the current cash interest due thereunder;

         (u) the Loan does not permit the payment obligation of the Obligor thereunder to be converted or exchanged for equity capital of such Obligor;

         (v) the Loan shall not have been originated in, nor shall it be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Loan under the Transaction Documents would be unlawful, void or voidable;

         (w) the Loan, together with the Required Loan Documents and Loan File related thereto, is fully assignable and does not require the consent of or notice to the Obligor or contain any other restriction on the transfer or the assignment of the Loan other than a consent or waiver of such restriction that has been obtained prior to the date on which the Loan was sold to the Seller; provided, however, that with respect to Loans which are secured by an interest in commercial real estate, the Required Loan Documents may restrict the transfer or the assignment of the related Loan so long as such Loan is freely assignable or transferable to a Qualified Transferee;

         (x) the Obligor of such Loan is legally responsible for all taxes relating to the Related Security or other security relating to such Loan, and all payments in respect of the Loan are required to be made free and clear of, and without deduction or withholding for or on account of, any taxes, unless such withholding or deduction is required by Applicable Law in which case the Obligor thereof is required to make "gross-up" payments that cover the full amount of any such withholding taxes on an after-tax basis;

         (y) the Loan complies with the representations and warranties made by the Seller and Servicer hereunder and all information provided by the Seller or the Servicer with respect to the Loan is true and correct in all material respects;

         (z) the Loan and the Related Security have not been sold, transferred, assigned or pledged by the Seller to any Person;

         (aa) other than Participation Loans, Agented Notes and Assigned Loans, with respect to the Originator's obligation to fund and the actual funding of the Loan by the Originator, the Originator has not assigned or granted participations to, in whole or in part, any Person;

         (bb) no selection procedure adverse to the interests of the Administrative Agent, the Purchaser Agents or the Secured Parties was utilized by the Seller or Originator in the selection of Loan for inclusion in the Asset Pool;

         (cc) the Loan has not been compromised, adjusted, extended, satisfied, rescinded, set-off or modified by the Seller, the Originator or the Obligor with respect thereto, and no Loan is subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Loan, or otherwise, by the Seller, the Originator or the Obligor with respect thereto except for amendments to such Loan otherwise permitted under Section 6.4(a) of this Agreement and in accordance with the Credit and Collection Policy;

         (dd) the particular Loan is not one as to which the Seller has knowledge which should lead it to expect such Loan will not be paid in full;

         (ee) with respect to any DIP Loan, the Originator or its assignee has been granted a first priority lien status in respect of all or certain of the Obligor's assets by final order of the applicable federal bankruptcy or district court;

         (ff)     if the Obligor of such Loan is the Obligor of more than one
(1) Loan, all such Loans are cross-collateralized and cross-defaulted;

         (gg) except with respect to DIP Loans, the Obligor of such Loan is not the subject of an Insolvency Event or Insolvency Proceedings;

         (hh) the Loan does not represent capitalized interest or payment obligations relating to "put" rights;

         (ii) the Loan is not a Loan or extension of credit by the Originator to the Obligor for the purpose of making any past due principal, interest or other payments due on such Loan;

         (jj) the Loan is secured by a valid, perfected, first priority (other than with respect to Subordinated Loans) security interest in all assets that constitute the collateral for the Loan subject to Permitted Liens, and such collateral shall include but not be limited to the intellectual property of the Obligor (if any);

         (kk) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making or performance of the Loan have been duly obtained, effected or given and are in full force and effect;

         (ll) the Originator (i) has completed to its satisfaction, in accordance with the Credit and Collection Policy, a due diligence audit and collateral assessment with respect to such Loan and (ii) has done nothing to impair the rights of the Administrative Agent, the Purchaser Agents or the Secured Parties with respect to the Loan, the Related Security, the Scheduled Payments or any income or Proceeds therefrom;

         (mm)     the Loan is a Senior Secured Loan or Subordinated Loan;

         (nn) no provision of the Loan has been waived, modified, or altered in any respect, except in accordance with the Credit and Collection Policy and by instruments duly authorized and executed and contained in the Required Loan Documents; provided, however, no such waiver, modification or alteration shall (i) alter the status of such Loan as a Delinquent Loan or Charged-Off Loan, (ii) in the reasonable judgment of the Administrative Agent, prevent or delay such Loan from becoming a Delinquent Loan or Charged-Off Loan, or (iii) limit and/or impair the rights of the Administrative Agent or the Secured Parties under this Agreement;

         (oo) except with respect to Subordinated Loans, the Loan is not subordinated to any other loan or financing to the related Obligor;

         (pp) if the Loan is a Revolver, either it provides by its terms that any future funding thereunder is in the Originator's sole and absolute discretion or it is subject to the Retained Interest provision of this Agreement;

         (qq) the Face Amount of the Loan is the dollar amount thereof shown on the books and records of the Originator and Seller;

         (rr) with respect to Subordinated Loans the Originator has entered into an intercreditor agreement or subordination agreement with, or provisions for the benefit of, the senior lender, which agreement or provisions are assignable to and have been assigned to the Seller, and which provide that any standstill of remedies by the Originator or its assignee is limited (A) such that there shall be no standstill of remedies (x) until after the Originator's or assignee's receipt from the senior lender of a notice of default by the Obligor under the senior debt and (y) unless a covenant default is also in effect, and (B) to no longer than one hundred eighty (180) days in duration in the aggregate in any given year;

         (ss) with respect to any Acquired Loan or Assigned Loan, such Loan has been re-underwritten by the Originator and satisfies all of the Originator's underwriting criteria;

         (tt) with respect to any Acquired Loan, the Administrative Agent has received a satisfactory legal opinion concerning the acquisition of such Loan by the Originator in a true sale transaction;

         (uu) with respect to any Acquired Loan that was acquired in a pool by the Originator along with one (1) or more other Acquired Loans, the Administrative Agent has approved in writing such Loan for inclusion in the Asset Pool and has completed its own due diligence with respect to such Loan;

         (vv) with respect to Agented Notes, the related Loan Documents (a) shall include a note purchase agreement containing provisions relating to the appointment and duties of a payment agent and a collateral agent and intercreditor and (if applicable) subordination provisions substantially similar to the forms provided to and approved by the Administrative Agent and attached hereto as Schedule V, and (b) are duly authorized, fully and properly executed and are the valid, binding and unconditional payment obligation of the Obligor thereof;

         (ww) with respect to Agented Notes, the Originator (or a wholly owned subsidiary of the Originator) has been appointed the collateral agent of the security and the payment agent for all such notes prior to such Agented Note becoming a part of the Collateral;

         (xx) with respect to Agented Notes, if the entity serving as the collateral agent of the security for all syndicated notes of the Obligor has or will change from the time of the origination of the notes, all appropriate assignments of the collateral agent's rights in and to the collateral on behalf of the noteholders have been executed and filed or recorded as appropriate prior to such Agented Note becoming a part of the Collateral;

         (yy) with respect to any Agented Note, all required notifications, if any, have been given to the collateral agent, the payment agent and any other parties required by the Required Loan Documents of, and all required consents, if any, have been obtained with respect to, the Originator's assignment of such Agented Note and the Originator's right, title and interest in the Related Property to the Borrower and the Administrative Agent's security interest therein on behalf of the secured parties;

         (zz) with respect to Agented Notes, the right to control the actions of and replace the collateral agent and/or the paying agent of the syndicated notes is to be exercised by a majority in interest of all holders of such Agented Notes;

         (aaa) with respect to Agented Notes, all syndicated notes of the Obligor of the same priority are cross-defaulted, the Related Property securing such notes is held by the collateral agent for the benefit of all holders of the syndicated notes and all holders of such notes (a) have an undivided interest in the collateral securing such notes, (b) share in the proceeds of the sale or other disposition of such collateral on a pro-rata basis and (c) may transfer or assign their right, title and interest in the Related Property;

         (bbb) no portion of the proceeds used to make payments of principal or interest on such Loan have come from a new loan by the Originator; and

         (ccc) with respect to each Loan that is secured by Timeshare Mortgage Loans and related collateral, unless the Administrative Agent otherwise approves in writing, such Timeshare Mortgage Loans satisfy each of the criteria set forth on Appendix A.

Eligible Obligor: On any date of determination, any Obligor that (i) is a business organization (and not a natural person) duly organized and validly existing under the laws of, and has its chief executive offices in, the United States or any political subdivision thereof, and has a billing address within the United States, (ii) is a legal operating entity or holding company (except with respect to a Loan to an SPE Obligor), (iii) has not entered into the Loan primarily for personal, family or household purposes, (iv) is not a Governmental Authority, (v) is not an Affiliate of any party hereto, (vi) is not in the gaming, nuclear waste, biotechnology, natural resources or real estate development industry, (vii) is not the subject of an Insolvency Proceeding (except with respect to a DIP Loan), (viii) as of the applicable Cut-Off Date, has an Eligible Risk Rating, and (ix) is not an Obligor of a Charged-Off Loan or Delinquent Loan; provided, however, the foregoing clause (vi) shall not be deemed to prohibit an Obligor in the biotechnology industry except for where such Obligor's business consists of conducting proprietary research on new drug development or an Obligor in the real estate development business except where real estate development is the primary business of such Obligor from being Eligible Obligors if they otherwise satisfy each of the foregoing criteria for eligibility.

Eligible Repurchase Obligations: Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clauses (c)(ii) and (c)(iv) of the definition of Permitted Investments.

Eligible Risk Rating: With respect to a designated Obligor, a "Loan Rating 1," "Loan Rating 2," or "Loan Rating 3" in accordance with the Credit and Collection Policy.

Environmental Laws: Any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of hazardous materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

Equity Contribution: On any date of determination, an amount equal to the excess, if any, of (a) the sum of (i) the Borrowing Base on such date plus (ii) all Principal Collections on deposit in the Principal Collections Account and the Excess Spread Account on such date, minus (b) the Advances Outstanding on such date.

ERISA: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

ERISA Affiliate: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Seller, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Seller, or
(c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Seller, any corporation described in clause (a) above or any trade or business described in clause (b) above.

Eurocurrency Liabilities: Defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

Eurodollar Disruption Event: The occurrence of any of the following: (a) any Liquidity Bank shall have notified the Administrative Agent of a determination by such Liquidity Bank or any of its assignees or participants that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United

States dollars in the London interbank market to fund any Advance, (b) any Liquidity Bank shall have notified the Administrative Agent of the inability, for any reason, of such Liquidity Bank or any of its assignees or participants to determine the Adjusted Eurodollar Rate, (c) any Liquidity Bank shall have notified the Administrative Agent of a determination by such Liquidity Bank or any of its assignees or participants that the rate at which deposits of United States dollars are being offered to such Liquidity Bank or any of its assignees or participants in the London interbank market does not accurately reflect the cost to such Liquidity Bank, such assignee or such participant of making, funding or maintaining any Advance or (d) any Liquidity Bank shall have notified the Administrative Agent of the inability of such Liquidity Bank or any of its assignees or participants to obtain United States dollars in the London interbank market to make, fund or maintain any Advance.

Eurodollar Reserve Percentage: For any period means the percentage, if any, applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, emergency, supplemental, marginal or other reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term of one (1) month.

Excess Spread Account: Defined in Section 6.4(g).

Exchange Act: The United States Securities Exchange Act of 1934, as amended.

Excluded Amounts: (a) Any amount received in the Lock-Box by, on or with respect to any Asset in the Asset Pool, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Asset, (b) any amount representing a reimbursement of insurance premiums and (c) any amount with respect to any Loan retransferred or substituted for upon the occurrence of a Warranty Event (if the Seller has decided that such Loan is no longer to be included in the Asset Pool) or that is otherwise replaced by a Substitute Loan (if the Seller has decided that such Loan is no longer to be included in the Asset Pool), to the extent such amount is attributable to a time after the effective date of such replacement.

Existing Loans: Each Loan purchased by the Seller under the Sale Agreement and owned by the Seller on the Closing Date.

Extended Timeshare Loan: A Timeshare Loan that has been amended, rewritten, extended or otherwise modified in any manner to permit the related Obligor or Mortgagor additional time to make any payment due thereunder.

Extension Request Date: With respect to the Seller's right to request an extension of the Facility Termination Date occurring in 2006 pursuant to Section 2.1(c), shall mean February 24, 2004.

Face Amount: With respect to any Loan, the Outstanding Loan Balance thereof shown on the applicable Loan List.

Facility Amount: $650,000,000, as such amount may vary from time to time upon the written agreement of the parties hereto; provided, that, such amount may not at any time exceed the aggregate Commitments then in effect; provided, further, that, on or after the Termination Date, the Facility Amount shall mean the Advances Outstanding.

Facility Termination Date: Three (3) years from February 25, 2003, or such later date as the Administrative Agent and each Purchaser Agent, in its sole discretion, shall notify the Seller of in writing.

Fairway: Defined in the Preamble of this Agreement.

Fairway Agent: Defined in the Preamble of this Agreement.

Fairway Agent's Account: A special account (ABA number 071000288; account number 254580-4) in the name of Fairway at Harris Trust and Savings Bank.

Fairway Breakage Costs: Any amount or amounts as shall compensate Fairway for any loss, cost or expense incurred by Fairway (as determined by the Fairway Agent on behalf of Fairway, in the Fairway Agent's sole discretion) as a result of (i) a prepayment by the Seller of Advances Outstanding or Interest or (ii) any difference between the Fairway CP Rate and the Adjusted Eurodollar Rate. All Fairway Breakage Costs shall be due and payable hereunder upon demand.

Fairway CP Rate: For any day during any Accrual Period, a rate of interest equal to the per annum rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) or, if more than one rate, the weighted average thereof, paid or payable by Fairway from time to time as interest on or otherwise in respect of the Commercial Paper Notes issued by Fairway that are allocated, in whole or in part, by the Fairway Agent to fund the purchase or maintenance of such Advances Outstanding (and which may also, in the case of a pool-funded conduit purchaser, be allocated in part to the funding of other assets of Fairway and which Commercial Paper Notes need not mature on the last day of any Accrual Period) during such Accrual Period as determined by the Fairway Agent, which rates shall reflect and give effect to (i) certain documentation and transaction costs (including dealer and placement agent commissions) associated with the issuance of Fairway's Commercial Paper Notes, and (ii) other borrowings by Fairway, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, to the extent such amounts are allocated, in whole or in part, by the Fairway Agent to fund Fairway's purchase or maintenance of such Advances Outstanding during such Accrual Period; provided, that if any component of such rate is a discount rate, in calculating the "Fairway CP Rate" for such day, the Fairway Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Fairway Fee Letter: The Fairway Fee Letter Agreement, dated as of November 12, 2002, among the Seller, the Servicer, the Administrative Agent, and the Fairway Agent, as amended by Amendment No. 1 to Fairway Fee Letter, dated as of February 25, 2003, and as such letter may be amended, modified, supplemented, restated or replaced from time to time.

FDIC: The Federal Deposit Insurance Corporation, and any successor thereto.

Federal Funds Rate: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

Finance Charges: With respect to any Loan, any interest or finance charges owing by an Obligor pursuant to or with respect to such Loan.

Fitch: Fitch, Inc. or any successor thereto.

Fixed Rate Loan: An Eligible Loan that is other than a Floating Rate Loan.

Fixed Rate Loan Percentage: As of any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the sum of the Outstanding Loan Balances of all Fixed Rate Loans and Banded Floating Rate Loans that are within 0.50% of the maximum interest rate allowable under their Required Loan Documents as of such date, and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of such date.

Floating Rate Loan: An Eligible Loan where the interest rate payable by the Obligor thereof is based on the Prime Rate or LIBOR Rate, plus some specified interest percentage in addition thereto, and the Loan provides that such interest rate will reset immediately upon any change in the related Prime Rate or LIBOR Rate.

Funding Date: The third (3rd) Business Day following the Closing Date, and as to any incremental Advance, any Business Day that is one (1) Business Day immediately following the receipt by the Administrative Agent and each Purchaser Agent of a Borrowing Notice (along with a Borrowing Base Certificate) in accordance with Section 2.2.

GAAP: Generally accepted accounting principles as in effect from time to time in the United States.

Governmental Authority: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

Guarantor: Defined in the Recitals of this Agreement.

Guaranty: The Guaranty, dated as of November 12, 2002, by CapitalSource Finance in favor of Wachovia, as Hedge Counterparty, as amended, modified, waived, supplemented or restated from time to time.

H.15: Federal Reserve Statistical Release H.15.

Hannover: Defined in the Preamble of this Agreement.

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Hannover Agent:  Defined in the Preamble of this Agreement.

Hannover Agent's Account: A special account (ABA number 021-000-021; account number 507-944-941) in the name of Hannover and entitled "Hannover Funding Company Account, Attention Marcia Weeks" at Chase Manhattan Bank.

Hannover Breakage Costs: Any amount or amounts as shall compensate Hannover for any loss, cost or expense incurred by Hannover (as determined by the Hannover Agent on behalf of Hannover, in the Hannover Agent's sole discretion) as a result of (i) a prepayment by the Seller of Advances Outstanding or Interest or
(ii) any difference between the Hannover CP Rate and the Adjusted Eurodollar Rate. All Hannover Breakage Costs shall be due and payable hereunder upon demand.

Hannover CP Rate: For any day during any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by Hannover from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by Hannover maturing on dates other than those certain dates on which Hannover is to receive funds) in respect of the promissory notes issued by Hannover that are allocated, in whole or in part, by the Hannover Agent (on behalf of Hannover) to fund or maintain the Advances Outstanding funded by Hannover during such period, as determined by the Hannover Agent (on behalf of Hannover) and reported to the Seller and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Hannover Agent (on behalf of Hannover) and (ii) other borrowings by Hannover, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the Hannover CP Rate, the Hannover Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Hannover Fee Letter: The Hannover Fee Letter, dated as of February 25, 2003, among the Seller, the Servicer, the Administrative Agent, and the Hannover Agent, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Hedge Amount: On any day, amount equal to the product of (a) the product of (i) the Borrowing Base and (ii) the Fixed Rate Loan Percentage and (b) one (1) minus the Overcollateralization Percentage.

Hedge Assets: Defined in Section 5.3(b).

Hedge Breakage Costs: For any Hedge Transaction, any amount payable by the Seller for the early termination of that Hedge Transaction or any portion thereof.

Hedge Counterparty: Wachovia and any other entity that (a) on the date of entering into any Hedge Transaction (i) is an interest rate swap dealer that has been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld), and (ii) has a long-term unsecured debt rating of not less than "A" by S&P, not less than "A2" by Moody's and not less than "A-" by Fitch (if such entity is rated by Fitch) ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P, not less than "P-1" by Moody's and not less than "F-1" by Fitch (if such entity is rated by Fitch) ("Short-term Rating Requirement"), and (b) in a Hedging Agreement (i) consents to the assignment of the Seller's rights under the Hedging Agreement to the Administrative Agent pursuant to Section 5.3(b) and
(ii) agrees that in the event that Moody's, S&P or Fitch reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause (a) and (b) hereof and has entered into a Hedging Agreement with the Seller on or prior to the date of such transfer.

Hedge Notional Amount: For any Advance, the aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.3(a) for that Advance.

Hedge Percentage: On any day, that (a) the Aggregate Outstanding Loan Balance exceeds $150,000,000, an amount equal to 100% for Fixed Rate Loans if the sum of the Outstanding Loan Balances of all Fixed Rate Loans exceeds $50,000,000 or (b) the Aggregate Outstanding Loan Balance is less than or equal to $150,000,000, an amount equal to 100% for Fixed Rate Loans if the sum of the Outstanding Loan Balances of all Fixed Rate Loans exceeds $20,000,000. The 'Hedge Percentage' for Floating Rate Loans is 0%. The `Hedge Percentage' for Banded Floating Rate Loans, on any day, is an amount equal to 100% if the interest rate on any such Loan is within 0.50% of the maximum interest rate allowable under its Required Loan Documents.

Hedge Transaction: Each interest rate or index rate swap transaction between the Seller and a Hedge Counterparty that is entered into pursuant to Section 5.3(a) and is governed by a Hedging Agreement.

Hedged Rate: For any Advance, the interest rate payable to the Hedge Counterparty under the Hedge Transaction related to such Advance computed as of the Cut-Off Date under or with respect to the Loan to which that Advance relates.

Hedging Agreement: Each agreement between the Seller and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.3(a), which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of Exhibit D hereto or such other form as the Administrative Agent shall approve in writing subject to the satisfaction of the Rating Agency Condition, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

Highest Required Investment Category: (i) With respect to ratings assigned by Moody's, "Aa2" or "P-1" for one (1) month instruments, "Aa2" and "P-1" for three
(3) month instruments, "Aa3" and "P-1" for six (6) month instruments and "Aa2" and "P-1" for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P, "A-1" for short-term instruments and "A" for long-term instruments, and (iii) with respect to rating assigned by Fitch (if such investment is rated by Fitch), "F-1+" for short-term instruments and "AAA" for long-term instruments.

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

Increased Costs: Any amounts required to be paid by the Seller to an Affected Party pursuant to Section 2.13.

Indebtedness: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (f) obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) above.

Indemnified Amounts: Defined in Section 11.1.

Indemnified Parties: Defined in Section 11.1.

Industry: The industry of an Obligor as determined by reference to the two (2) digit standard industry classification or North American Industry Classification System codes.

Industry Diversity Score: Defined in Schedule VII.

Industry Classification Group: Any of the Moody's industry classification groups for Obligors listed on Annex I to Schedule VII under the heading "Obligors' Industry Group Classification".

Initial Advance: The first Advance.

Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

Insolvency Laws: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

Insolvency Proceeding: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.

Instrument: Any "instrument" (as defined in Article 9 of the UCC), other than an instrument that constitutes part of chattel paper.

Insurance Policy: With respect to any Loan, an insurance policy covering liability and physical damage to or loss of the Related Property.

Insurance Proceeds: Any amounts payable or any payments made on or with respect to a Loan under any Insurance Policy.

Intercreditor Agreement: The Intercreditor and Lockbox Administration Agreement, dated as of May 16, 2002, among Wells Fargo, as the indenture trustee, Bank of America, N.A., as the lockbox bank, WSI, as the administrative agent, each of the parties that from time to time executes a joinder thereto, CapitalSource Finance, as the originator, as the original servicer and as the lockbox servicer, and CapitalSource Funding LLC, as the owner of the account and as the owner of the lockbox, as amended, modified, waived, supplemented or restated from time to time.

Interest: For each Accrual Period and each Advance outstanding, the sum of the products (for each day during such Accrual Period) of:

                                   IR X P X 1
                                            -
                                            D

where:

                  IR = the Interest Rate applicable on such day;

                  P  = the principal amount of such Advance on such day; and

                  D  = 360 or, to the extent the Interest Rate is based on the
                       Base Rate, 365 or 366 days, as applicable.

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

Interest Collections: Any and all amounts received in respect of any interest, fees or other similar charges (including any Finance Charges) on or with respect to a Loan from or on behalf of any Obligor that are deposited into the Collection Account, or received by or on behalf of the Seller by the Servicer or Originator in respect of a Loan, in the form of cash, checks, wire

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

transfers, electronic transfers or any other form of cash payment (net of any payment owed by the Seller to, and including any receipts from, any Hedge Counterparties).

Interest Coverage Ratio: With respect to any Obligor, the percentage equivalent of a fraction the numerator of which is equal to (a) the related Obligor's Consolidated Free Cash Flow during such period and (b) the denominator of which is equal to the Interest Expense of such Obligor during such period.

Interest Coverage Requirement: With respect to any Obligor, as of any Determination Date, an Interest Coverage Ratio of greater than or equal to 1:1.

Interest Expense: With respect to any Obligor, for any period, the total interest expense for all obligations of such Obligor (including, without limitation Capital Lease Obligations and hedging agreements) determined on a consolidated basis, without duplication, for such Obligor and its Consolidated Subsidiaries in accordance with GAAP.

Interest Rate: For any Accrual Period and for each Advance outstanding by a Purchaser for each day during such Accrual Period:

                  (i) to the extent the Purchaser has funded the applicable Advance through the issuance of commercial paper, a rate equal to the applicable CP Rate; or

                  (ii) to the extent the Purchaser did not fund the applicable Advance through the issuance of commercial paper, a rate equal to the Alternative Rate;

provided, however, the Interest Rate shall be the Base Rate for any Accrual Period for any Advance as to which the related Purchaser has funded the making or maintenance thereof by a sale of an interest therein to any Liquidity Bank under the applicable Liquidity Agreement on any day other than the first day of such Accrual Period and without giving such Liquidity Bank(s) at least two (2) Business Days' prior notice of such assignment.

ISDA Definitions: The 1991 ISDA Definitions, and any supplements thereto including the 1998 Supplement to the 1991 ISDA Definitions, prepared by the International Swaps and Derivatives Association, Inc.

Issuer: VFCC, Fairway, Eiffel, Hannover and any other Purchaser whose principal business consists of issuing commercial paper or other securities to fund its acquisition or maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

LIBOR Rate: For any day during any Accrual Period and any Advance or portion thereof, an interest rate per annum equal to:

                  (1) the posted rate for thirty (30) day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second (2nd) Business Day immediately preceding the applicable Funding Date (with respect to the initial Accrual Period for such Advance) and as of the second (2nd) Business Day immediately preceding the first (1st) day of the applicable Accrual Period (with respect to all subsequent Accrual Periods for such Advance); or

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

                  (2) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by Wachovia at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which thirty (30) day deposits in United States Dollars are being, have been, or would be offered or quoted by Wachovia to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

LIBOR Spread: As of any date of determination, the number obtained by adding (a) the amount obtained by (i) multiplying the Outstanding Loan Balance of each Loan included in the Borrowing Base as of such date by an amount equal to the Loan Rate on such Loan (taking into account any Hedge Transactions on such Loan) minus the LIBOR Rate as of such date, (ii) summing the amounts determined pursuant to clause (a)(i) for all Loans included in the Borrowing Base as of such date and (iii) dividing such sum by the sum of the Outstanding Loan Balances of all Loans included in the Borrowing Base as of such date, and (b) the amount obtained by (i) multiplying the Outstanding Loan Balance of each Loan not included in the Borrowing Base as of such date by an amount equal to the Loan Rate on such Loan minus the LIBOR Rate as of such date (taking into account any Hedge Transactions on such Loan), (ii) summing the amounts determined pursuant to clause (b)(i) for all Loans not included in the Borrowing Base as of such date and (iii) dividing such sum by the sum of the Outstanding Loan Balances of all Loans included in the Borrowing Base as of such date, and rounding the sum of clauses (a) and (b) up to the next 0.001%.

Lien: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

Liquidation Expenses: With respect to (a) any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related assets securing such Loan upon or after the expiration or earlier termination of such Loan and other out-of-pocket costs related to the liquidation of any such assets, including the attempted collection of any amount owing pursuant to such Loan if it is a Charged-Off Loan, and if requested by the Administrative Agent, the Servicer and Originator must provide to the Administrative Agent a breakdown of the Liquidation Expenses for any Loan along with any supporting documentation therefor, and (b) any Portfolio Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related assets securing such Portfolio Loan upon or after the expiration or earlier termination of such Portfolio Loan and other out-of-pocket costs related to the liquidation of any such assets, including the attempted collection of any amount owing pursuant to such Portfolio Loan if it is a Charged-Off Portfolio Loan, and if requested by the Administrative Agent, the Servicer and Originator must provide to the Administrative Agent a breakdown of the Liquidation Expenses for any Portfolio Loan along with any supporting documentation therefor.

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

Liquidity Agreement: (a) with respect to VFCC, collectively (i) the Liquidity Purchase Agreement, dated as of April 5, 2002 among VFCC, as seller, the Liquidity Banks named therein, WSI, as Deal Agent and documentation agent, and Wachovia, as liquidity agent and eligible credit enhancer, and (ii) the Amended and Restated Liquidity Purchase Agreement, dated as of April 5, 2002 among VFCC, as seller, the Liquidity Banks named therein, WSI, as Deal Agent and documentation agent, and Wachovia, as liquidity agent, as such agreements are amended, supplemented, waived, modified or restated from time to time, (b) with respect to Fairway, the Liquidity Asset Purchase Agreement, dated as of February 25, 2003, among Fairway, as issuer, the Liquidity Banks named therein and BMO Nesbitt Burns, as agent, as such agreement may be amended, supplemented, waived, modified or restated from time to time, (c) with respect to Eiffel, the Liquidity Asset Purchase Agreement, dated as of April 24, 2002, among Eiffel, as issuer, the Liquidity Banks named therein, and CDCFP, as agent for the Liquidity Banks and as program administrator, as such agreement may be amended, supplemented, waived, modified or restated from time to time; and (d) with respect to Hannover, the Liquidity Asset Purchase Agreement, dated as of February 25, 2003, among Hannover, as issuer, the Liquidity Banks named therein, and Nord LB, as agent for the Liquidity Banks and as program administrator, as such agreement may be amended, supplemented, waived, modified or restated from time to time.

Liquidity Bank: The Person or Persons who provide liquidity support to VFCC, Fairway, Eiffel or Hannover pursuant to a Liquidity Agreement in connection with the issuance by such Purchaser of Commercial Paper Notes.

Liquidity Factor Reduction Event: With respect to each Loan included in the Assets subject to the Retained Interest provisions of this Agreement, a "Liquidity Factor Reduction Event" under and as defined in the CapitalSource Commercial Loan Trust 2002-1 Transaction, the CapitalSource Commercial Loan Trust 2002-2 Transaction and/or any Permitted Securitization Transaction rated by the Rating Agencies, as applicable.

Liquidity Participation Agreement: The Liquidity Participation Agreement, dated as of April 5, 2002, by and among Wachovia, as agent bank, the Participant, and the Guarantor, as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

Loan: Any Senior Secured Loan or Subordinated Loan identified on a Loan List or contributed to the Seller and included as part of the Asset Pool.

Loan Checklist: The list delivered by or on behalf of the Seller to the Collateral Custodian that identifies the items contained in the related Loan File.

Loan Files: With respect to any Loan and Related Security, copies of each of the Required Loan Documents and duly executed originals (to the extent required by the Credit and Collection Policy) and copies of any other Records relating to such Loan and Related Security.

Loan List: The Loan List provided by the Seller to the Administrative Agent and the Collateral Custodian, in the form of Schedule IV hereto, as such list may be amended, supplemented or modified from time to time in accordance with this Agreement.

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

Loan Loss Reserve: With respect to each Watchlist Loan, an amount available to cover any losses with respect to such Watchlist Loan equal to the amounts set forth in the Credit and Collection Policy.

Loan Rate: With respect to each Loan in an Accrual Period, the current cash pay interest rate , taking into account any collateral management and unused line fees, for such Loan in such period as specified in the underlying note or related Required Loan Documents.

Loan-to-Value Ratio or LTV: With respect to any Loan, as of any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the total commitment amount of such Loan as of the date of its origination and (ii) the denominator of which is equal to the total discounted collateral value of the collateral securing such Loan that is subject to a first priority lien in favor of the Originator.

Lock-Box: The post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account, the details of which are contained in Schedule II.

Lock-Box Account: The account maintained at the Lock-Box Bank for the purpose of receiving Collections, the details of which are contained in Schedule II, as such schedule may be amended from time to time.

Lock-Box Agreement: The Amended and Restated Three Party Agreement Relating to Lockbox Services and Control (with Activation Upon Notice), dated as of May 16, 2002, among Wells Fargo, as the indenture trustee, Bank of America, N.A., as the lockbox bank, WSI, as the administrative agent, CapitalSource Finance, as the originator, as the original servicer and as the lockbox servicer, and CapitalSource Funding LLC, as the owner of the account and as the owner of the lockbox, as amended, modified, waived, supplemented or restated from time to time.

Lock-Box Bank: Bank of America, N.A., or any of the banks or other financial institutions holding one or more Lock-Box Accounts.

Material Adverse Effect: With respect to any event or circumstance, means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Originator, the Servicer or the Seller, (b) the validity, enforceability or collectibility of this Agreement or any other Transaction Document or the validity, enforceability or collectibility of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Administrative Agent, the Purchasers, the Purchaser Agents and the Secured Parties, (d) the ability of the Seller, the Servicer, the Backup Servicer or the Collateral Custodian to perform its obligations under this Agreement or any Transaction Document, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent's, the Purchaser Agents', or the Secured Parties' interest in the Assets.

Material Mortgage Loan: Any Loan for which the underlying Related Property consisting of real property owned by the Obligor (i) represents 25% or more (measured by the book value of the three most valuable parcels of real property as of the date of such Loan) of (a) the original commitment for such Loan and
(b) the fair value of the underlying Obligor and Related Property as a whole and
(ii) is material to the operations of the related business; provided, however, that a

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

Material Mortgage Loan shall not include certain parcels of real property of which the Obligor is in the process of disposing.

Materials of Environmental Concern: Any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

Maximum Availability: At any time, subject to the Minimum Overcollateralization Amount, an amount equal to the product of the Borrowing Base and the Weighted Average Advance Rate, plus the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Loan Balance of any Eligible Loan; provided, however, during the Amortization Period, the Maximum Availability shall be equal to the Advances Outstanding.

Minimum Overcollateralization Amount: As of any date of determination, an amount equal to the greater of (a) the Required Equity Contribution or (b) the product of (i) the Minimum Overcollateralization Percentage on such date and (ii) the Borrowing Base on such date.

Minimum Overcollateralization Percentage: On any date of determination, the greater of (a) one (1) minus the percentage equivalent of a fraction the numerator of which is equal to the Maximum Availability on such date and the denominator of which is equal to the Aggregate Outstanding Loan Balance on such date, (b) 30% or (c) 100% minus the applicable Adjusted Advance Rate on such date.

Minimum Pool Yield: A Pool Yield equal to 2.0%.

Monthly Report:  Defined in Section 6.10(b).

Moody's: Moody's Investors Service, Inc., and any successor thereto.

Moody's Rating Condition: With respect to any action or series of related actions or proposed transaction or series of proposed transactions, that Moody's shall have notified the Seller, the Administrative Agent and the Purchaser Agents in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a reduction or withdrawal of the rating issued by Moody's on the Closing Date with respect to any outstanding Variable Funding Certificate as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

Mortgage: With respect to any Timeshare Mortgage Loan, the mortgage, deed of trust, lease, trust certificate or other security document creating a Lien on the related Mortgage Property securing such Timeshare Mortgage Loan.

Mortgage Instruments: With respect to any Timeshare Mortgage Loan, (i) the original related Mortgage Note; (ii) the original related Mortgage, lease or trust certificate, as applicable; (iii) the original related lender's title insurance policy, if any; (iv) the original of any assumption or other agreement(s) modifying such Mortgage Note, Mortgage or title insurance policy (including, without limitation, any extension agreement(s)); (v) all original related intermediate Assignments of Mortgage made by holders prior to the Originator; (vi) the original related Assignment of Mortgage made by the Originator; and (vii) a copy of any related warranty or grant deed or similar transfer document containing an assumption of such Timeshare Mortgage Loan.

Mortgage Loan Documents: With respect to any Timeshare Mortgage Loan, (i) the related Timeshare Mortgage Instruments; (ii) in connection with Mortgaged Property involving a fee interest in real property, a copy of the related warranty deed with evidence of recording thereon; (iii) the original related truth-in-lending disclosure statement executed by the related Mortgagor; and
(iv) the original related declaration of understanding and representations by such Mortgagor.

Mortgage Note: With respect to any Timeshare Mortgage Loan, the promissory note or other instrument of indebtedness evidencing such Timeshare Mortgage Loan (including, without limitation, any agreement to assume the obligations of the Mortgagor under the Timeshare Mortgage Loan).

Mortgaged Property: With respect to any Timeshare Mortgage Loan, the timeshare estate representing (i) a fee interest in the real property at one of the projects securing such Timeshare Mortgage Loan or (ii) a leasehold, fractional ownership interest in or right to use a vacation club and its resorts.

Mortgagor: With respect to any Timeshare Mortgage Loan, the obligor or obligors, collectively, on the related Mortgage Note.

Multiemployer Plan: A "multiemployer plan" as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five (5) years contributed to by the Seller or any ERISA Affiliate on behalf of its employees.

Nord LB: Defined in the Preamble of this Agreement.

Obligor: With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof. For purposes of calculating any of the Pool Concentration Criteria, all Loans in the Asset Pool or to be transferred to the Asset Pool the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such other Obligor; for example, if Corporation A is an Affiliate of Corporation B, and the aggregate Outstanding Loan Balance of all of Corporation A's Loans in the Asset Pool constitutes 10% of the Aggregate Outstanding Loan Balance and the aggregate Outstanding Loan Balance all of Corporation B's Loans in the Asset Pool constitutes 10% of the Aggregate Outstanding Loan Pool Balance, the combined Obligor concentration for Corporation A and Corporation B would be 20%. For purposes of the Pool Concentration Criteria, with respect to Loans secured by Timeshare Loans only, all such Loans in the Asset Pool or to be transferred to the Asset Pool the Obligor of which has assets (including, without limitation, timeshare inventory assets, Mortgage Notes, Mortgages or Mortgaged Properties) securing its Loan all or any portion of which relate to the same timeshare project or relate to a timeshare project developed by the same developer as another Obligor, shall be aggregated with all Loans of such other Obligor; for example, if Corporation A has assets (including, without limitation, timeshare inventory assets, Mortgage Notes, Mortgages or Mortgaged Properties) securing its Loan all or any portion of which relate to the same timeshare project or relate to a timeshare project developed by the same developer as those of Corporation B, and the aggregate Outstanding Loan Balance of all of Corporation A's Loans in the Asset Pool constitutes 10% of the Aggregate Outstanding Loan Balance and the aggregate Outstanding Loan Balance all of Corporation B's Loans in the Asset Pool constitutes 10% of the Aggregate Outstanding Loan Pool Balance, the combined Obligor concentration for Corporation A and Corporation B would be 20%.

Officer's Certificate: A certificate signed by a Responsible Officer of the Seller or the Servicer, as the case may be, and delivered to the Collateral Custodian.

Opinion of Counsel: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion.

Optional Sale: Defined in Section 2.17(a).

Optional Sale Date: Any Business Day, provided forty-five (45) days written notice is given in accordance with Section 2.17(a).

Original Loan Certificate and Servicing Agreement: Defined in the Recitals of this Agreement.

Original Purchaser: Defined in the Recitals of this Agreement.

Originator: Defined in the Preamble of this Agreement.

Outstanding Loan Balance: With respect to any Eligible Loan included as part of the Asset Pool, the sum of (i) the portion of all future Scheduled Payments becoming due under or with respect to such Eligible Loan plus (ii) any past due Scheduled Payments with respect to such Eligible Loan (other than with respect to those payments to the extent a Servicer Advance is outstanding with respect thereto).

Overcollateralization Amount: As of any date of determination, an amount equal to the product of (i) the Overcollateralization Percentage on such date and (ii) the Borrowing Base on such date.

Overcollateralization Percentage: As of any date of determination, the percentage equivalent of (a) one (1) minus (b) a fraction (i) the numerator of which is equal to the Advances Outstanding on such date and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of such date.

Overcollateralization Shortfall: As of any date of determination, the positive difference, if any, of (a) the Minimum Overcollateralization Amount on such date minus (b) the Overcollateralization Amount on such date.

Participant: Defined in the Recitals of this Agreement.

Participation Loan: A Revolving Loan or Term Loan to an Obligor, originated by the Originator and serviced by the Servicer in the ordinary course of its business, in which a participation interest has been granted to another Person in accordance with the Credit and Collection Policy and (i) such transaction has been fully consummated, pursuant to a participation agreement in the form of the "Participation Loan Agreement" attached hereto as Schedule V or in such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder, (ii) such Loan is represented by a separate promissory note, and (iii) the Originator has the right to receive and collect payments directly in its own name, and to enforce its rights directly against the Obligor thereof including the right to proceed against collateral; provided, however, any such Loan shall exclude any Retained Interest.

Payment Date: The fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

Permitted Investments: With respect to any Payment Date means negotiable instruments or securities or other investments maturing on or before such Payment Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) that, as of any date of determination, mature by their terms on or prior to the Business Day immediately preceding the next Payment Date immediately following such date of determination, and (c) that evidence:

                  (1) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);

                  (2) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Seller's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Fitch and each Rating Agency in the Highest Required Investment Category granted by Fitch and such Rating Agency, which in the case of Fitch, shall be "F-1+";

                  (3) commercial paper, or other short term obligations, having, at the time of the Seller's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency, which in the case of Fitch, shall be "F-1+";

                  (4) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of "P-1" and "A-1", respectively, and if rated by Fitch, from Fitch of "F-1+";

                  (5) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

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

                  (6) investments in taxable money market funds or other regulated investment companies having, at the time of the Seller's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from Moody's, S&P and Fitch (if rated by Fitch) or otherwise subject to satisfaction of the Rating Agency Condition;

                  (7) time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the Seller's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by Fitch and each Rating Agency;

                  (8) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which in the case of Fitch, shall be "F-1+" and in the case of S&P shall be "A-1"; or

                  (9) any negotiable instruments or securities or other investments subject to satisfaction of the Rating Agency Condition.

The Collateral Custodian may pursuant to the direction of the Servicer or Administrative Agent, as applicable, purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above.

Permitted Liens: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced (a) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising in the ordinary course of business securing obligations that are not overdue for a period of more than thirty (30) days, and (c) Liens granted pursuant to or by the Transaction Documents.

Permitted Securitization Transaction: Any financing transaction undertaken by the Seller or an Affiliate of the Seller that is secured, directly or indirectly, by the Assets or any portion thereof or any interest therein, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer.

Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

Pool Charged-Off Ratio: As of any Determination Date, the product of (i) twelve
(12) and (ii) the percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of the Outstanding Loan Balances of all Eligible Loans that became Charged-Off Loans (net of Recoveries during such Collection Period) during the Collection Period related to such Determination Date and (b) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of the first (1st) day of the Collection Period related to such Determination Date.

Pool Concentration Criteria: On any day, each of the concentration limitations as set forth below, which concentration limitations (unless otherwise indicated) shall be measured on the basis of a percentage of the Aggregate Outstanding Loan
Balance:

                  (1) the sum of the Outstanding Loan Balances of all Loans to a single Obligor (including Affiliates thereof) shall not exceed $20,000,000;

                  (2) the sum of the Outstanding Loan Balances of all Loans the Obligors of which are resident of the same State shall not exceed 20%, with the exception of the State of Florida, which shall not exceed 30%;

                  (3) the sum of the Outstanding Loan Balances of all Loans the Obligors of which are in the same Industry (except the nursing care facility industry, North American Industry Classification System code
         6231) shall not exceed 20%;

                  (4) the sum of the Outstanding Loan Balances of all Loans the Obligors of which are in the nursing care facility industry (North American Industry Classification System code 6231) shall not exceed 25%;

                  (5) the sum of the Outstanding Loan Balances of all Subordinated Loans shall not exceed 20%;

                  (6) the sum of the Outstanding Loan Balances of all Revolving Loans shall not be more than 60%;

                  (7) the sum of the Outstanding Loan Balances of all DIP Loans shall not exceed 10%;

                  (8) the sum of the Outstanding Loan Balances of Loans paying interest other than on a monthly basis shall not exceed 10%;

                  (9) the average Outstanding Loan Balance to a single Obligor shall not exceed $6,000,000;

                  (10)     the sum of the Outstanding Loan Balances of the six
         (6) Eligible Loans with the largest Outstanding Loan Balances shall not exceed the greater of (i) $50,000,000, or (ii) 25%;

                  (11) the weighted average Eligible Risk Rating for all Eligible Obligors shall not exceed the rating or grade selected by the Administrative Agent (in its reasonable discretion) after notice to the Seller and the Servicer of such selection;

                  (12) Subordinated Loans shall be underwritten to have an Interest Coverage Ratio of not less than 1:25 to 1;

                  (13) the sum of the Outstanding Loan Balances of Assigned Loans shall not exceed 40%;

                  (14) the sum of the Outstanding Loan Balances of Acquired Loans shall not exceed 25%;

                  (15) the sum of the Outstanding Loan Balances of all Extended Timeshare Loans shall not exceed 5% (measured based on the sum of the Outstanding Loan Balances of all Timeshare Loans);

                  (16) the Pool Weighted Average Life shall not be greater than three (3) years;

                  (17) the sum of the Outstanding Loan Balances of all Loans (other than ABF Loans and Material Mortgage Loans) shall not exceed 40%;

                  (18) the sum of the Outstanding Loan Balances of all Material Mortgage Loans shall not exceed 35%;

                  (19)     the LIBOR Spread shall not be less than 5.00%;

                  (20) the sum of the Outstanding Loan Balances of all Timeshare Loans secured by a Lien on unsold timeshare intervals shall not exceed 10%; and

                  (21) the sum of the Outstanding Loan Balances of Timeshare Loans secured by Mortgaged Property of the type described in clause
         (ii) of the definition of Mortgaged Property where the leasehold, fractional ownership interest in or right to use a vacation club and its resorts is for an interval of between one (1) to (3) three months in duration, shall not exceed 5%.

Pool Rate: As of any Determination Date, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to all Interest Collections on Loans included in the Aggregate Outstanding Loan Balance as of the first (1st) day of the Collection Period related to such Determination Date that are deposited into the Collection Account during such Collection Period, and (b) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of the first (1st) day of such Collection Period.

Pool Weighted Average Life: At any point in time, the number obtained by (i) for each Loan included in the Borrowing Base as of such point in time, multiplying each Scheduled Payment by the number of months from such point in time until such Scheduled Payment is due; (ii) summing all of the products calculated pursuant to clause (i); (iii) dividing the sum calculated pursuant to clause
(ii) by the sum of all successive Scheduled Payments due on all Loans included in the Borrowing Base as of such point in time; and (iv) dividing the amount calculated pursuant to clause (iii) by 12.

Pool Yield: On any day, the positive difference, if any, of (a) the Pool Rate on such day and (b) the sum of (i) the Interest Rate, (ii) the Program Fee Rate, and (iii) the Servicing Fee Rate on such day.

Pooled Debtor: With respect to any Loan to an SPE Obligor, any Person or Persons obligated to make payments to such SPE Obligor with respect to the loans made by and/or owned by such SPE Obligor.

Portfolio Aggregate Outstanding Loan Balance: With respect to all Portfolio Loans, on any day, the sum of the Portfolio Outstanding Loan Balances of such Portfolio Loans on such date. Notwithstanding anything to the contrary contained herein, for purposes of determining the Portfolio Aggregate Outstanding Loan Balance, if any portion of a Portfolio Loan is deemed to be "charged-off" in accordance with the provisions of the definition of Charged-Off Portfolio Loan, then the entire Portfolio Loan shall have a zero (0) Outstanding Loan Balance except in connection with the calculation of the Average Portfolio Charged-Off Ratio.

Portfolio Charged-Off Ratio: As of any Determination Date, the product of (i) twelve (12) and (ii) the percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of the Portfolio Outstanding Loan Balances of all Portfolio Loans (excluding equity and preferred stock investments) that became Charged-Off Portfolio Loans (net of Recoveries during such Collection Period) during the Collection Period related to such Determination Date and (b) the denominator of which is equal to the Portfolio Aggregate Outstanding Loan Balance (excluding equity and preferred stock investments) as of the first (1st) day of the Collection Period related to such Determination Date.

Portfolio Delinquency Ratio: As of any Determination Date, the percentage equivalent of a fraction, (i) the numerator of which is equal to the sum of the Portfolio Outstanding Loan Balances of all Delinquent Portfolio Loans on such date and (ii) the denominator of which is equal to the Portfolio Aggregate Outstanding Loan Balance on such date.

Portfolio Loan: Any loan owned or serviced by the Originator (including each Loan).

Portfolio Outstanding Loan Balance: With respect to any Portfolio Loan, the sum of (i) the portion of all future Scheduled Payments becoming due under or with respect to such Portfolio Loan plus (ii) any past due Scheduled Payments with respect to such Portfolio Loan.

Prepaid Loan: Any Loan (other than a Charged-Off Loan) that was terminated or has been prepaid in full or in part prior to its scheduled expiration date.

Prepayment Amount: Defined in Section 6.4(b).

Prepayments: Any and all (i) partial or full prepayments on or with respect to a Loan (including, with respect to any Loan and any Collection Period, any Scheduled Payment, Finance Charge or portion thereof that is due in a subsequent Collection Period that the Servicer has received, and pursuant to the terms of
Section 6.4(b) expressly permitted the related Obligor to make, in advance of its scheduled due date, and that will be applied to such Scheduled Payment on such due date), (ii) Recoveries, and (iii) Insurance Proceeds.

Prime Rate: The rate announced by Wachovia from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wachovia in connection with extensions of credit to debtors.

Principal Collections: Any and all amounts received in respect of any principal due and payable under the Loans from or on behalf of Obligors that are deposited into the Principal Collections Account, or received by or on behalf of the Seller by the Servicer or Originator in respect of

Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

Principal Collections Account: Defined in Section 6.4(f).

Proceeds: With respect to any Asset, whatever is receivable or received when such Asset is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Asset.

Program Fee: (a) With respect to VFCC, as defined in the VFCC Fee Letter, (b) with respect to Fairway, as defined in the Fairway Fee Letter, (c) with respect to Eiffel, as defined in the Eiffel Fee Letter, and (d) with respect to Hannover, as defined in the Hannover Fee Letter.

Program Fee Rate: On any day, the rate set forth in the VFCC Fee Letter, the Fairway Fee Letter, the Eiffel Fee Letter or the Hannover Fee Letter, as applicable, as the "Program Fee Rate."

Pro-Rata Share: (i) the percentage obtained by dividing each Purchaser's, as applicable, Commitment (as determined under subsection (i)(a) of the definition of Commitment) by the aggregate Commitments of all the Purchasers (as determined under subsection (i)(a) of the definition of Commitment).

Purchaser: (i) VFCC, (ii) Fairway, (iii) Eiffel, or (iv) Hannover, as the context requires, and "Purchasers" means collectively (a) VFCC, (b) Fairway, (c) Eiffel, and (d) Hannover.

Purchaser Agent: The VFCC Agent, the Fairway Agent, the Eiffel Agent or the Hannover Agent, as the context requires, and "Purchaser Agents" means collectively the VFCC Agent, the Fairway Agent, the Eiffel Agent and the Hannover Agent.

Qualified Institution: Defined in Section 6.4(f).

Qualified Transferee:

         (a) The Seller, each Purchaser Agent and any Affiliate thereof, or the Administrative Agent or any Affiliate of the Administrative Agent; or

         (b)      any other Person which:

                  (i) has at least $50,000,000 in capital/statutory surplus or shareholders' equity (except with respect to a pension advisory firm or similar fiduciary); and

                  (ii) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial real estate properties; and

                  (iii)    is one of the following:

                           (A) an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, or

                           (B) an investment company, money management firm or a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an "institutional accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended; or

                           (C)      the trustee, collateral agent or
                  administrative agent in connection with (x) a securitization of the subject Loan through the creation of collateralized debt or loan obligations or (y) an asset-backed commercial paper funded transaction funded by a commercial paper conduit whose commercial paper notes are rated at least "A-1" by S&P or at least "P-1" by Moody's, or (z) a repurchase transaction funded by a an entity which would otherwise be a Qualified Transferee so long as the "equity interest" (other than any nominal or de minimis equity interest) in the special purpose entity that issues notes or certificates in connection with any such collateralized debt or loan obligation, asset-backed commercial paper funded transaction or repurchase transaction is owned by one or more entities that are Qualified Transferees under subclauses (A) or (B) above; or

                           (D) any entity Controlled (as defined below) by any of the entities described in subclauses (i), (ii) or (iii) above.

         For purposes of this definition only, "Control" means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise, and "Controlled" has the meaning correlative thereto.

Quarterly Determination Date: March 31, June 30, September 30 and December 31 of each calendar year.

Rating Agency: Each of S&P, Moody's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuers.

Rating Agency Condition: With respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each of S&P and Moody's shall have notified the Seller, the Administrative Agent and the Purchaser Agents in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

Rating Confirmation: With respect to any Purchaser, a confirmation by each of the Rating Agencies that a proposed amendment, waiver or other modification shall not result in a downgrade or withdrawal of such Rating Agency's then current rating of the Commercial Paper Notes.

Ratings Effect: With respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating issued by a Rating Agency on the Closing Date with respect to any outstanding Variable Funding Certificate as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

Records: All Loan and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) executed in connection with the origination or acquisition of the Assets or maintained with respect to the Assets and the related Obligors that the Seller, the Originator or the Servicer have generated, in which the Seller, the Originator or the Servicer have acquired an interest pursuant to the Sale Agreement or in which the Seller, the Originator or the Servicer have otherwise obtained an interest.

Recoveries: As of the time any Related Property or any other related property is sold, discarded (after a determination by the Servicer that such Related Property or any other related property has little or no remaining value) or otherwise determined to be fully liquidated by the Servicer in accordance with the Credit and Collection Policy (or such similar policies and procedures utilized by the Servicer in servicing the Portfolio Loans) with respect to any Charged-Off Loan or Charged-Off Portfolio Loan, the proceeds from the sale of the Related Property or any other related property, the proceeds of any related Insurance Policy, any other recoveries with respect to such Charged-Off Loan or Charged-Off Portfolio Loan, the Related Property, any other related property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required under such Loan or Portfolio Loan, as applicable, to be refunded to the related Obligor.

Related Property: With respect to a Loan, any property or other assets pledged as collateral to the Originator to secure repayment of such Loan, including all Proceeds from any sale or other disposition of such property or other assets.

Related Security: All of the Seller's right, title and interest in and to:

         (a) any Related Property securing a Loan and all Recoveries related thereto;

         (b) all Required Loan Documents, Loan Files related to any Loans, Records, and the documents, agreements, and instruments included in the Loan File or Records, including without limitation, rights of recovery of the Seller against the Originator;

         (c)      all Insurance Policies with respect to any Loan;

         (d) all security interests, liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure or support payment of any Loan, together with all UCC financing statements or similar filings signed by an Obligor relating thereto;

         (e) the Collection Account, the Excess Spread Account, each Lock Box and all Lock Box Accounts, together with all cash and investments in each of the foregoing other than amounts earned on investments therein;

         (f) any Hedging Agreement and any payment from time to time due thereunder;

         (g) the Sale Agreement and the assignment to the Administrative Agent of all UCC financing statements filed by the Seller against the Originator under or in connection with the Sale Agreement;

         (h) the "Assets" under and as defined in the Original Loan Certificate and Servicing Agreement; and

         (i)      the proceeds of each of the foregoing.

Replaced Loan: Defined in Section 2.16(a).

Reporting Date: The date that is three (3) Business Days prior to each Payment Date.

Required Advance Reduction Amount: On any day, an amount equal to the positive difference, if any, of (a) Advances Outstanding on such day minus (b) the Maximum Availability on such day.

Required Equity Contribution: An Equity Contribution, at all times prior to the Termination Date, of at least $75,000,000.

Required Equity Shortfall: On any day, the positive difference, if any, of (a) the Required Equity Contribution on such day minus (b) the actual amount of the Equity Contribution as of such day.

Required Loan Documents: With respect to: (a) any Loan (other than an Assigned
Loan), the duly executed original of each of the following: the promissory note, any related loan agreement, the Loan Checklist, participation agreement (if set forth on the Loan Checklist), acquisition agreement (if set forth on the Loan Checklist), subordination agreement (if set forth on the Loan Checklist), intercreditor agreement (if set forth on the Loan Checklist), security agreements or instruments, UCC financing statements, guarantee (if set forth on the Loan Checklist), for each Loan secured by real property, an Assignment of Mortgage, and for all Loans with a promissory note, an assignment (which may be by endorsement or allonge), signed by an officer of the Originator and by an Officer of the Seller; and (b) any Assigned Loan (if such Loan is identified as an Assigned Loan on the Loan Checklist), (i) the duly executed original of each of the following: the promissory note including an assignment (which may be by endorsement or allonge), signed by an officer of the Originator and by an officer of the Seller, and the assignment agreement and (ii) duly executed originals (if set forth on the Loan Checklist) or copies of each of the following: any related loan agreement, subordination agreement (if set forth on the Loan Checklist), intercreditor agreement (if set forth on the Loan Checklist), security agreements or instruments, UCC financing statements, guarantee (if set forth on the Loan Checklist), for each Assigned Loan secured by real property, an Assignment of Mortgage.

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

Required Reports: Collectively, the Monthly Report, the Servicer's Certificate required pursuant to Section 6.10(c)), the financial statements of the Servicer required pursuant to Section 6.10(d), the annual statements as to compliance required pursuant to Section 6.11, and the annual independent public accountant's report required pursuant to Section 6.12.

Responsible Officer: With respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

Restricted Junior Payment: (i) any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Seller now or hereafter outstanding, except a dividend payment solely in interests of that class of membership interests or in any junior class of membership interests of the Seller; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of the Seller now or hereafter outstanding, (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of Seller now or hereafter outstanding, and (iv) any payment of management fees by the Seller (except for reasonable management fees to the Originator or its Affiliates in reimbursement of actual management services performed).

Retained Interest: (A) With respect to any Revolving Loan or any Loan with an unfunded commitment on the part of the Originator that does not provide by its terms that funding thereunder is in Originator's sole and absolute discretion and that is transferred by the Originator to the Seller and/or by the Seller to the Purchaser, all of the obligations, if any, to provide additional funding with respect to such Revolving Loan, and (B) with respect to any Assigned Loan, any Participation Loan or any Agented Note that is transferred by the Originator to the Seller and/or by the Seller to the Purchasers, (i) all of the obligations, if any, of the agent(s) under the documentation evidencing such Assigned Loan, Participation Loan, or Agented Note and (ii) the applicable portion of the interests, rights and obligations under the documentation evidencing such Assigned Loan, Participation Loan, or Agented Note that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator pursuant to clause (A) of this definition.

Revolving Loan: A Loan that is a line of credit arising from an extension of credit by the Originator to an Obligor in the form of the "Revolving Loan Agreement" attached hereto as Schedule V or such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder; provided, however, any such Loan shall exclude any Retained Interest.

Revolving Period: The period commencing on the Closing Date and ending on the day immediately preceding the Termination Date.

S&P: Standard & Poor's, a division of The McGraw Hill Companies, Inc., and any successor thereto.

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Sale Agreement: The Amended and Restated Sale and Contribution Agreement, dated as of April 24, 2002, between the Originator and the Seller, as amended, modified, supplemented, replaced or restated from time to time.

Scheduled Payments: With respect to any Loan, each monthly, quarterly, or annual payment of principal required to be made by the Obligor thereof under the terms of such Loan; in all cases, excluding any payment in the nature of, or constituting, interest.

Secured Party: (i) each Purchaser, (ii) the Administrative Agent and each Purchaser Agent, and (iii) each Hedge Counterparty that is either a Purchaser or an Affiliate of the VFCC Agent if that Affiliate is a Hedge Counterparty that executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

Seller: Defined in the Preamble of this Agreement.

Senior Secured Loan: Any Type of Loan secured by a first priority lien on the Obligor's assets and which has a Loan-to-Value Ratio of less than 90%.

Servicer: CapitalSource Finance, and each successor (in the same capacity) appointed as Successor Servicer pursuant to Section 6.16(a).

Servicer Advance: An advance of Scheduled Payments made by the Servicer pursuant to Section 6.5.

Servicer Default: Defined in Section 6.15.

Servicer Termination Notice: Defined in Section 6.15.

Servicer's Certificate: Defined in Section 6.10(c).

Servicing Fee: Defined in Section 2.12(b).

Servicing Fee Rate: 1.0% per annum.

Solvent: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

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

SPE Obligor: With respect to any Loan, an Obligor that (a) is organized as a special purpose entity and is not an operating entity and (b) has as its primary assets loans to, and a security interest in the assets of, Pooled Debtors.

Sterling Timeshare Loans. The Timeshare Mortgage Loans acquired from Sterling Bank & Trust, FSB and Higginbottom Investment, LLC pursuant to a Facility Sale Agreement, dated as of April 12, 2002, by the following SPE Obligors: Delft Funding, LLC, Leeward Funding, LLC, Mauna Loa Funding, LLC, VI Funding, LLC, Alexander Funding, LLC, South Peters Funding, LLC, Paradise Canyon Funding, LLC, Legends Funding, LLC and VO Receivables Funding, LLC.

Subordinated Loan: Any Type of Loan other than a Senior Secured Loan.

Subsidiary: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

Substitute Loan: On any day, an Eligible Loan that meets each of the conditions for substitution set forth in Section 2.16.

Successor Servicer: Defined in Section 6.16(a).

Supplemental Interest: With respect to any Loan, any warrants, equity or other equity interests or interests convertible into or exchangeable for any such interests received by the Originator or its Affiliates from the Obligor in connection with such Loan.

Tape: Defined in Section 7.2(b)(2).

Taxes: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

Termination Date: The earliest of (a) the date of the termination of the Facility Amount pursuant to Section 2.3, (b) the Business Day designated by the Seller to the Administrative Agent and each Purchaser Agent as the Termination Date at any time following two (2) Business Days' prior written notice thereof to the Administrative Agent and each Purchaser Agent, (c) the earlier of the date any Liquidity Agreement or the Liquidity Participation Agreement shall cease to be in full force and effect or the "Participation Termination Date" under and as defined in the Liquidity Participation Agreement shall occur, (d) the date of the declaration of the Termination Date pursuant to Section 10.2(a) or the date of the automatic occurrence of the Termination Date pursuant to
Section 10.2(b), and (e) the second (2nd) Business Day prior to the Facility Termination Date.

Termination Event: Defined in Section 10.1.

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

Term Loan: A Loan that is a term loan that has been fully funded and does not contain any unfunded commitment on the part of the Originator arising from an extension of credit by the Originator to an Obligor in the form of the "Term Loan Agreement" attached hereto as Schedule V or such other form as shall be adopted by the Originator and approved in writing by the Administrative Agent at least ten (10) days prior to such Loan becoming part of the Asset Pool hereunder.

Timeshare Cumulative Default Ratio: With respect to any Timeshare Loan to an Obligor that is a special purpose entity, as of any Determination Date, (a) the percentage equivalent of a fraction, the numerator of which is the sum of the outstanding loan balances of the Timeshare Mortgage Loans at any time included in the assets of such special purpose entity as to which at any time all or any portion of any one or more payments remained unpaid for at least ninety (90) days from the original due date for such payment as of such Determination Date, and (b) the denominator of which is equal to the aggregate outstanding loan balance of the Timeshare Mortgage Loans (determined as of the date such Timeshare Mortgage Loans were first originated) included in the assets of such special purpose entity.

Timeshare Delinquency Ratio: With respect to any Timeshare Loan to an Obligor that is a special purpose entity, as of any Determination Date, (a) the percentage equivalent of a fraction, the numerator of which is the sum of the outstanding loan balances of the Timeshare Mortgage Loans included in the assets of such special purpose entity as to which all or any portion of any one or more payments remains unpaid for at least sixty (60) days from the original due date for such payment during the Collection Period related to such Determination Date, and (b) the denominator of which is equal to the aggregate outstanding loan balance of the Timeshare Mortgage Loans included in the assets of such special purpose entity.

Timeshare Developer: With respect to any timeshare resort or vacation club (including any accompanying recreational facilities) relating to any Timeshare Loan, the Person or Persons, including any Affiliate or guarantor thereof, responsible for the construction, development, maintenance or operation thereof.

Timeshare Loan: A Material Mortgage Loan secured by Mortgage Notes and Mortgages or a purchase facility under which a SPE Obligor purchases Mortgage Notes.

Timeshare Mortgage Loan: A loan evidenced by a promissory note secured by a Mortgage creating a Lien on a Mortgaged Property.

Transaction: Defined in Section 3.2.

Transaction Documents: The Agreement, the Sale Agreement, the Hedging Agreement, the Guaranty, the Lock-Box Agreement, the Intercreditor Agreement, each Variable Funding Certificate, the VFCC Fee Letter, the Fairway Fee Letter, the Eiffel Fee Letter, the Hannover Fee Letter, the Backup Servicer Fee Letter, the Collateral Custodian Fee Letter, any UCC financing statements filed pursuant to the terms of this Agreement, and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

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

Transition Expenses: The reasonable costs (including reasonable attorneys' fees) of the Backup Servicer incurred in connection with the transferring the servicing obligations under this Agreement and amending this Agreement to reflect such transfer in an amount not to exceed $50,000.

Type of Loan: With respect to any Loan, shall mean a reference to whether such loan is a Revolving Loan, Term Loan, DIP Loan, Participation Loan, Assigned Loan, Acquired Loan, Agented Notes, Banded Floating Rate Loan or Timeshare Loan.

UCC: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

United States: The United States of America.

Unmatured Termination Event: Any event that, with the giving of notice or the lapse of time, or both, would become a Termination Event.

Variable Funding Certificate: Defined in Section 2.1.

VFCC: Defined in the Preamble of this Agreement.

VFCC Agent: WSI or any other entity that has been appointed as the administrator for VFCC.

VFCC Agent's Account: A special account (account number 2000002391825) in the name of the Administrative Agent maintained at Wachovia.

VFCC Breakage Costs: Any amount or amounts as shall compensate VFCC for any loss, cost or expense incurred by VFCC (as determined by the VFCC Agent on behalf of VFCC, in the VFCC Agent's sole discretion) as a result of (i) a prepayment by the Seller of Advances Outstanding or Interest or (ii) any difference between the VFCC CP Rate and the Adjusted Eurodollar Rate. All VFCC Breakage Costs shall be due and payable hereunder upon demand.

VFCC CP Rate: For any day during any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by VFCC maturing on dates other than those certain dates on which VFCC is to receive funds) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the VFCC Agent (on behalf of VFCC) to fund or maintain the Advances Outstanding funded by VFCC during such period, as determined by the VFCC Agent (on behalf of VFCC) and reported to the Seller and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the VFCC Agent (on behalf of VFCC) and (ii) other borrowings by VFCC, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the VFCC CP Rate, the VFCC Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

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

VFCC Fee Letter: The VFCC Fee Letter Agreement, dated as of April 24, 2002, among the Seller, the Servicer, the Administrative Agent, and the VFCC Agent, as amended by Amendment No. 1 to VFCC Fee Letter Agreement dated as of November 11, 2002, and by Amendment No. 2 to VFCC Fee Letter, dated as of February 25, 2003, and as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Wachovia: Wachovia Bank, National Association, a national banking association in its individual capacity, and its successors and assigns.

Warranty Event: As to any Loan, the discovery that as of the related Cut-Off Date or Funding Date there had existed a breach of any representation or warranty relating to such Loan and the continuance of such breach through any applicable determination date or beyond any applicable cure period.

Warranty Loan: Any Loan that fails to satisfy any criteria of the definition of Eligible Loan; provided, however, that notwithstanding the foregoing, for purposes of determining what is a Warranty Loan, the criteria set forth in clauses (c), (g) and (dd) of the definition of Eligible Loan and clauses (vi),
(viii) and (ix) in the definition of Eligible Obligor shall apply only as of the applicable Cut-Off Date of such Loan.

Watchlist Loan: Any Loan (that is not a Charged-Off Loan or Delinquent Loan) as to which the Servicer has discovered circumstances which lead the Servicer to reasonably expect loss or non-payment by the Obligor thereof.

Weighted Average Advance Rate: For any Advances Outstanding on any day, the weighted average of the Advance Rates applicable to the Eligible Loans backing such Advances on such day, weighted on the basis of the Aggregate Outstanding Loan Balance.

         SECTION 1.2       OTHER TERMS.

         All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.3       COMPUTATION OF TIME PERIODS.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         SECTION 1.4       INTERPRETATION.

         In each Transaction Document, unless a contrary intention appears:

                  (1) the singular number includes the plural number and vice versa;

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

                  (2) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

                  (3)      reference to any gender includes each other gender;

                  (4) reference to day or days without further qualification means calendar days;

                  (5) reference to any time means Charlotte, North Carolina time;

                  (6) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

                  (7) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision.

                                   ARTICLE II

                  PURCHASE OF THE VARIABLE FUNDING CERTIFICATES

         SECTION 2.1       THE VARIABLE FUNDING CERTIFICATES.

         (a) On the terms and conditions hereinafter set forth, on the Closing Date, the Seller shall deliver to each of the Purchaser Agents, at the applicable address set forth on the signature pages of this Agreement, duly executed variable funding certificates (each a "Variable Funding Certificate" or "VFC"), in substantially the form of Exhibits B-1, B-2, B-3 and B-4, dated as of the date of this Agreement, in an aggregate face amount equal to the Facility Amount, and otherwise duly completed. Each Variable Funding Certificate shall evidence an undivided ownership interest in the Assets purchased by each applicable Purchaser in an amount equal, at any time, to the percentage equivalent of a fraction (i) the numerator of which is the Advances outstanding under the applicable VFC on such day, and (ii) the denominator of which is the total aggregate Advances Outstanding on such day. Interest shall accrue, and each VFC shall be payable, as described herein. The VFC purchased by (1) VFCC shall be in the name of "Wachovia Securities, Inc., as the VFCC Agent" and shall be in the face amount equal to $300,000,000, (2) Fairway shall be in the name of "BMO Nesbitt Burns Corp., as the Fairway Agent" and shall be in the face amount equal to $150,000,000, (iii) Eiffel shall be in the name of "Auer & Co., as nominee for Deutsche Bank Trust Company Americas, Collateral Trustee for Eiffel Funding, LLC" and shall be in the face amount equal to $125,000,000, and (iv) Hannover shall be in the name of "Norddeutsche Landesbank Girozentrale, as the Hannover Agent" and shall be in the face amount equal to $75,000,000.

         (b) On the terms and conditions hereinafter set forth, from the Closing Date to, but not including, the Termination Date, the Seller may, at its option, request the Purchasers to make advances of funds under the VFCs in an amount up to the Advance Amount (each, an "Advance") and VFCC, Fairway and Eiffel shall make such Advance in an amount equal to their Pro-Rata Share of such requested Advance; provided, that, in no event shall the Purchasers make any Advance if, after giving effect to such Advance the aggregate Advances Outstanding hereunder would exceed the lesser of (i) the Facility Amount or (ii) the Maximum Availability. Notwithstanding anything contained in this Section 2.1or elsewhere in this Agreement to the contrary, no Purchaser shall be obligated to provide its Purchaser Agent or the Seller with aggregate funds in connection with an Advance that would exceed such Purchaser's unused Commitment then in effect. Each Advance made by the Purchasers hereunder is subject to the interests of the Hedge Counterparties under Section 2.7(a)(i) and Section 2.8(1) of this Agreement.

         (c) The Seller may, within sixty (60) days but not less than forty-five (45) days prior to the expiration of any Liquidity Agreement in the case of an extension of any Liquidity Agreement or the applicable Extension Request Date in the case of an extension of the Facility Termination Date, by written notice to each Purchaser Agent, make request (i) for each applicable Liquidity Bank to extend the term of such Liquidity Agreement for an additional period of 182 days (in the case of the initial extension only of the Liquidity Agreement with respect to Eiffel) or for a period of 364 days and (ii) for each Purchaser Agent to extend the Facility Termination Date for an additional period of 364 days. Each Purchaser Agent will give prompt notice to the applicable Purchaser and each applicable Liquidity Bank of its receipt of such request, and each Purchaser and each Liquidity Bank shall make a determination, in their sole discretion, not less than fifteen (15) days prior to the Facility Termination Date or the expiration of any Liquidity Agreement (as applicable) as to whether or not it will agree to the extension requested. The failure of a Purchaser Agent or a Liquidity Bank to provide timely notice of its decision to the Seller shall be deemed to constitute a refusal by such Purchaser or such Liquidity Bank (as applicable) to extend the Facility Termination Date or the term of the Liquidity Agreement, respectively; provided, further, that, in no event shall the Facility Termination Date be extended beyond February 24, 2006 under foregoing clause (ii) of this Section 2.1(c). In the event that the term of any Liquidity Agreement or any related participation is not extended for a period of up to 364 days, the Termination Date shall be extended for a period of 90 days and notice of such termination shall be provided by each Purchaser Agent to the Backup Servicer, the Collateral Custodian, the Seller and the Servicer. Unless approved by each Purchaser Agent, only one such ninety (90) day extension of the Termination Date, as described in this Section 2.1(c), may occur. The Seller confirms that each Liquidity Bank and each Purchaser, in their sole and absolute discretion, without regard to the value or performance of the Assets or any other factor, may elect not to extend any Liquidity Agreement or Facility Termination Date (as applicable).

         SECTION 2.2       PROCEDURES FOR ADVANCES.

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

         (a) Each Advance hereunder shall be effected by the Seller (or the Servicer on its behalf) delivering to the Administrative Agent and each Purchaser Agent (with a copy to the Collateral Custodian and the Backup Servicer) a duly completed Borrowing Notice (along with a Borrowing Base Certificate) no later than 12:00 p.m. at least one (1) Business Day prior to the proposed Funding Date. Each Borrowing Notice (along with a Borrowing Base Certificate) shall (i) specify the desired amount of such Advance, which amount must be at least equal to $250,000 per Purchaser, (ii) specify the date of such Advance, (iii) specify the Loans to be financed on such Funding Date (including the appropriate file number; Outstanding Loan Balance for each Loan and identifying each Loan by Type of Loan and whether such Loan is a Senior Secured Loan or Subordinated Loan) and (iv) include a representation that all conditions precedent for an Advance described in Article III hereof have been met. Each Borrowing Notice shall be irrevocable.

         (b) On the date of each Advance, each Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds, at such bank or other location reasonably designated by Seller in its Borrowing Notice given pursuant to this
Section 2.2, an amount equal to its Pro-Rata Share of the lesser of (i) the amount requested by the Seller for such Advance, (ii) an amount equal to the Availability on such Funding Date or (iii) the Facility Amount.

         (c) On each Funding Date, the obligation of each Purchaser to remit its Pro-Rata Share of any such Advance shall be several from that of each other Purchaser and the failure of any Purchaser to so make such amount available to the Seller shall not relieve any other Purchaser of its obligation hereunder.

         SECTION 2.3 REDUCTION OF THE FACILITY AMOUNT; MANDATORY AND OPTIONAL REPAYMENTS.

         (a) The Seller may, upon at least twenty (20) Business Days' prior written notice (such notice to be received by the Administrative Agent and each Purchaser Agent no later than 5:00 p.m. (North Carolina time) on such day) to the Administrative Agent and each Purchaser Agent, terminate in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest, Breakage Costs and Hedge Breakage Costs; provided, however, that each partial reduction of the Facility Amount shall be in an aggregate amount equal to at least $1,000,000. Each notice of reduction or termination pursuant to this Section 2.3(a) shall be irrevocable.

         (b) The Seller may, upon one (1) Business Days' prior written notice (such notice to be received by the Administrative Agent, the Hedge Counterparty and each Purchaser Agent no later than 5:00 p.m. (North Carolina time) on such day) to the Administrative Agent and each Purchaser Agent, reduce the Advances Outstanding by remitting, in accordance with their Pro-Rata Share, to each Purchaser Agent, for payment to the respective Purchasers, (i) cash and
(ii) instructions to reduce such Advances Outstanding, related accrued Interest, Breakage Costs and Hedge Breakage Costs; provided, that, no such reduction shall be given effect (1) unless the Seller has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of the Advances Outstanding, and Seller has paid all Hedge Breakage Costs owing to the relevant

Hedge Counterparty for any such termination (2) if a Termination Event or Unmatured Termination Event has occurred, is continuing or would result from such reduction. Any reduction of the Advances Outstanding shall be in a minimum amount of $500,000. Any such reduction will occur only if sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. Upon receipt of such amounts, the Purchaser Agents shall apply such amounts first to the pro-rata reduction of the Advances Outstanding, second to the payment of related accrued Interest on the amount of the Advances Outstanding to be repaid by paying such amounts to the respective Purchasers, and third to the payment of any Breakage Costs and Hedge Breakage Costs. Any notice relating to any prepayment pursuant to this Section 2.3(b) shall be irrevocable.

         (c) If on any day (i) the Administrative Agent, as agent for the Secured Parties, does not own or have a valid and perfected first priority security interest in each of the Assets or (ii) any Loan which has been represented by the Seller to be an Eligible Loan is later determined not to have been an Eligible Loan at the time such representation was made by Seller, upon the earlier of the Seller's receipt of notice from the Administrative Agent or the Seller becoming aware thereof and the Seller's failure to cure such breach within thirty (30) days, the Seller shall be deemed to have received on such day a collection (a "Deemed Collection") of such Loan in full and shall on such day pay to the Administrative Agent, on behalf of the Purchasers, an amount equal to the Outstanding Loan Balance of such Loan to be applied to the pro-rata reduction of the principal of each VFC. In connection with any such Deemed Collection, the Administrative Agent, as agent for the Secured Parties, shall automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created by the Administrative Agent, all of the right, title and interest of the Administrative Agent, as agent for the Secured Parties, in, to, and under the Loan with respect to which the Administrative Agent has received such Deemed Collection, but without any other representation and warranty of any kind, express or implied.

         SECTION 2.4       DETERMINATION OF INTEREST.

         (a) The VFCC Agent shall determine the VFCC CP Rate and the Interest (including unpaid Interest, if any, due and payable on a prior Payment Date but excluding the Fairway CP Rate, the Eiffel CP Rate and the Hannover CP
Rate) to be paid by the Seller with respect to each Advance on each Payment Date for the related Accrual Period and shall advise the Servicer thereof on the third (3rd) Business Day prior to such Payment Date.

         (b) The Eiffel Agent shall determine the Eiffel CP Rate (including unpaid Interest related to the Eiffel CP Rate, if any, due and payable to a prior Payment Date) to be paid by the Seller with respect to each Advance on each Payment Date for the related Accrual Period and shall advise the Servicer thereof on the third (3rd) Business Day prior to such Payment Date.

         (c) The Fairway Agent shall determine the Fairway CP Rate (including unpaid Interest related to the Fairway CP Rate, if any, due and payable to a prior Payment Date) to be paid by the Seller with respect to each Advance on each Payment Date for the related Accrual Period and shall advise the Servicer thereof on the third (3rd) Business Day prior to such Payment Date.

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

         (d) The Hannover Agent shall determine the Hannover CP Rate (including unpaid Interest related to the Hannover CP Rate, if any, due and payable to a prior Payment Date) to be paid by the Seller with respect to each Advance on each Payment Date for the related Accrual Period and shall advise the Servicer thereof on the third (3rd) Business Day prior to such Payment Date.

         SECTION 2.5       PERCENTAGE EVIDENCED BY EACH VARIABLE FUNDING
                           CERTIFICATE.

         The variable percentage ownership interest in the Assets represented by each VFC shall be initially computed on its date of purchase. Thereafter, until the Termination Date, each VFC shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Termination Date. The variable percentage ownership interest in the Assets represented by each VFC as computed (or deemed recomputed) as of the close of business on the day immediately preceding the Termination Date shall remain constant at all times on and after the Termination Date. The variable percentage ownership interest in the Assets represented by each VFC shall become zero when its Advances and Interest have been indefeasibly paid in full.

         SECTION 2.6       NOTATIONS ON VARIABLE FUNDING CERTIFICATES.

         Each Purchaser Agent is hereby authorized to enter on a schedule attached to the VFC a notation (which may be computer generated) with respect to each Advance under the VFC made by the related Purchaser of: (a) the date and principal amount thereof, and (b) each repayment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of any Purchaser Agent to make any such notation on the schedule attached to the VFC shall not limit or otherwise affect the obligation of the Seller to repay the Advances in accordance with their respective terms as set forth herein.

         SECTION 2.7       SETTLEMENT PROCEDURES DURING THE REVOLVING PERIOD.

         (a) On each Payment Date during the Revolving Period, the Servicer shall direct the Collateral Custodian to pay pursuant to the Monthly Report to the following Persons, from (1) the Collection Account, to the extent of Available Funds, and (2) Servicer Advances received with respect to the immediately preceding Collection Period that ended on the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, (other than any Hedge Breakage Costs and any payments due in respect of the termination of any Hedging Transaction), owing to that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

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                  (iv)     FOURTH, to the extent not paid for by the Originator,
         pro rata to the Backup Servicer and the Collateral Custodian, in an amount equal to any accrued and unpaid Backup Servicing Fees, Collateral Custodian Fees and Transition Expenses, for the payment thereof;

                  (v) FIFTH, to each Purchaser Agent, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof;

                  (vi) SIXTH, to each Purchaser Agent, if the Required Advance Reduction Amount is greater than zero or an Overcollateralization Shortfall exists, an amount necessary to reduce the Required Advance Reduction Amount to zero and an amount necessary to cure such Overcollateralization Shortfall, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, for the payment thereof;

                  (vii) SEVENTH, if any Required Equity Shortfall exists, an amount necessary to cure such Required Equity Shortfall, to the Excess Spread Account, for the payment thereof;

                  (viii) EIGHTH, pro-rata to each Hedge Counterparty, any Hedge Breakage Costs and payments due in termination of any Hedge Transaction, owing to that Hedge Counterparty under its respective Hedging Agreement, for the payment thereof;

                  (ix) NINTH, to the Administrative Agent, each Purchaser Agent, the applicable Purchaser, the Backup Servicer, the Collateral Custodian, the Affected Parties, the Indemnified Parties or the Secured Parties, pro rata in accordance with the amount owed to such Person under this NINTH clause, all other amounts, including Increased Costs but other than Advances Outstanding, then due under this Agreement, for the payment thereof; and

                  (x) TENTH, any remaining amount shall be distributed to the Seller.

         (b) On the terms and conditions hereinafter set forth, from time to time during the Revolving Period, the Servicer may, to the extent of any Principal Collections on deposit in the Principal Collections Account, withdraw such funds for the purpose of reinvesting in additional Eligible Loans, provided the following conditions are satisfied:

                  (1) all conditions precedent set forth in Section 3.2(b) have been satisfied;

                  (2) the Servicer provides same day written notice to the Administrative Agent and Collateral Custodian by facsimile (to be received no later than 1:00 p.m. (Charlotte, North Carolina time) on such day) of the request to withdraw Principal Collections and the amount thereof;

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                  (3)      the notice required in clause (ii) above shall be
         accompanied by a Borrowing Notice in the form of Exhibit A-2 and a Borrowing Base Certificate and the same are executed by the Seller and at least one (1) Responsible Officer of the Servicer;

                  (4) the Collateral Custodian provides to the Administrative Agent by facsimile (to be received no later than 1:00 p.m. (Charlotte, North Carolina time) on that same date) a statement reflecting the total amount on deposit on such day in the Principal Collections Account; and

                  (5) upon the satisfaction of the conditions set forth in clauses (i) through (iv) above, and the Administrative Agent's confirmation of available funds, the Administrative Agent will instruct the Collateral Custodian by facsimile on such day to release funds from the Principal Collections Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount on deposit in the Principal Collections Account on such day.

         SECTION 2.8       SETTLEMENT PROCEDURES DURING THE AMORTIZATION PERIOD.

         On each Payment Date during the Amortization Period, the Servicer shall direct the Collateral Custodian to pay pursuant to the Monthly Report to the following Persons, from (i) the Collection Account, to the extent of Available Funds, and (ii) Servicer Advances received with respect to the immediately preceding Collection Period, the following amounts in the following order of priority:

                  (1) FIRST, pro rata to each Hedge Counterparty, any amounts, (including any Hedge Breakage Costs and any payments due in respect of the termination of any Hedge Transaction in an amount not to exceed $250,000 in the aggregate for all Hedging Agreements), owing to that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof;

                  (2) SECOND, to the Servicer, in an amount equal to any unreimbursed Servicer Advances, for the payment thereof;

                  (3) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

                  (4) FOURTH, to the extent not paid for by the Originator, pro rata to the Backup Servicer and the Collateral Custodian, in an amount equal to any accrued and unpaid Backup Servicing Fees, Collateral Custodian Fees and Transition Expenses, for the payment thereof;

                  (5) FIFTH, to each Purchaser Agent, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, in an amount equal to any accrued and unpaid Interest, Program Fee, Commitment Fee and Breakage Costs, for the payment thereof;

                  (6) SIXTH, to each Purchaser Agent, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, in an

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         amount necessary to reduce the Advances Outstanding and Aggregate
         Unpaids to zero, for the payment thereof;

                  (7) SEVENTH, to each Purchaser Agent, if the Required Advance Reduction Amount is greater than zero or an Overcollateralization Shortfall Exists, an amount necessary to reduce the Required Advance Reduction Amount to zero and an amount necessary to cure such Overcollateralization Shortfall, pro rata in accordance with the amount of Advances Outstanding hereunder for the account of the applicable Purchaser, for the payment thereof;

                  (8) EIGHTH, if any Required Equity Shortfall exists, an amount necessary to cure such Required Equity Shortfall, to the Excess Spread Account, for the payment thereof;

                  (9) NINTH, pro-rata to each Hedge Counterparty, any Hedge Breakage Costs and payments due in termination of any Hedge Transaction, owing to that Hedge Counterparty under its respective Hedging Agreement to the extent not reimbursed pursuant to clause FIRST above, for the payment thereof;

                  (10) TENTH, to the Administrative Agent, each Purchaser Agent, the applicable Purchaser, the Backup Servicer, the Collateral Custodian, the Affected Parties, the Indemnified Parties or the Secured Parties, pro rata in accordance with the amount owed to such Person under this TENTH clause, all other amounts, including Increased Costs but other than Advances Outstanding, then due under this Agreement, for the payment thereof; and

                  (11) ELEVENTH, any remaining amount shall be distributed to the Seller.

         SECTION 2.9       COLLECTIONS AND ALLOCATIONS.

         (a) Collections. The Servicer shall promptly identify any collections received as being on account of Interest Collections, Principal Collections or other Collections and shall transfer, or cause to be transferred, all Collections received directly by it or on deposit in the form of available funds in the Lock-Box Accounts to the Collection Account by the close of business on the second (2nd) Business Day after such Collections are received. In transferring Collections to the Collection Account, the Servicer shall segregate Principal Collections and transfer the same to the corresponding Principal Collections Account. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer, in immediately available funds. The Servicer shall further include a statement as to the amount of Principal Collections and Interest Collections on deposit in the Collection Account on each Reporting Date in the Monthly Report delivered pursuant to Section 6.10(b).

         (b) Initial Deposits. On the Closing Date and on each Addition Date thereafter, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections received after the applicable Cut-Off Date and through and including the Closing Date or Addition Date, as the case may be, in respect of Eligible Loans being transferred to and included as part of the Asset Pool on such date.

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         (c)      Excluded Amounts. With the prior written consent of the
Administrative Agent and each Purchaser Agent, which consent shall not be unreasonably withheld (a copy of which will be provided by the Servicer to the Backup Servicer), the Servicer may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Administrative Agent and each Purchaser Agent a report setting forth the calculation of such Excluded Amounts in a format satisfactory to the Administrative Agent and each Purchaser Agent in their sole discretion.

         (d) Investment of Funds. Until the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the Collection Account, and the Excess Spread Account, all amounts shall be invested in Permitted Investments selected by the Servicer that mature no later than the Business Day immediately preceding the next Payment Date; from and after the occurrence of a Termination Event, to the extent there are uninvested amounts in the Collection Account, and the Excess Spread Account (net of losses and investment expenses), all amounts may be invested in Permitted Investments selected by the Administrative Agent that mature no later than the Business Day immediately preceding the next Payment Date. All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the Collection Account and shall be applied pursuant to the provisions of Section 2.7 and
Section 2.8.

         SECTION 2.10      PAYMENTS, COMPUTATIONS, ETC.

         (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the applicable Purchaser Agent's Account and if not received before such time shall be deemed received on the next Business Day. The Seller shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 2% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of, and distributed by each Purchaser Agent, to each applicable Purchaser. All computations of interest and all computations of Interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate which shall be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to clause NINTH of Section 2.7(a) or clause TENTH of Section 2.8, such unpaid amounts shall remain due and owing and shall accrue Interest until repaid in full.

         (c) If any Advance requested by the Seller and approved by the applicable Purchaser and the Purchaser Agents, pursuant to Section 2.2, is not, for any reason made or effectuated, as

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the case may be, on the date specified therefor, the Seller shall indemnify the applicable Purchaser against any reasonable loss, cost or expense incurred by the applicable Purchaser including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by each Purchaser), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Purchaser to fund or maintain such Advance.

         SECTION 2.11      OPTIONAL REPURCHASE.

         At any time following the Termination Date when the Borrowing Base is less than fifteen (15%) percent of the Borrowing Base as of the Termination Date, the Seller may notify the Administrative Agent and each Purchaser Agent in writing of its intention to purchase all remaining Assets; provided, that, all Hedge Transactions have been terminated in accordance with their terms. On the Payment Date next succeeding any such notice, the Seller shall purchase all such Assets for a price equal to the Aggregate Unpaids and the proceeds of such purchase will be deposited into the Collection Account and paid in accordance with Section 2.8.

         SECTION 2.12      FEES.

         (a) The Servicer on behalf of the Seller shall pay in accordance with Section 2.7(a)(v) and Section 2.8(5), as applicable, to the VFCC Agent, Fairway Agent, the Eiffel Agent and the Hannover Agent from the Collection Account to the extent funds are available on each Payment Date, monthly in arrears, the applicable Program Fee and the applicable Commitment Fee agreed to between the Seller and the VFCC Agent, Fairway Agent, the Eiffel Agent and the Hannover Agent in the VFCC Fee Letter, the Fairway Fee Letter, the Eiffel Fee Letter and the Hannover Fee Letter, as applicable.

         (b) The Servicer shall be entitled to receive a fee (the "Servicing Fee"), monthly in arrears in accordance with Section 2.7(a)(iii) and
Section 2.8(3), as applicable, which fee shall be equal to the product of (i) the Servicing Fee Rate, (ii) Aggregate Outstanding Loan Balance, as of the first
(1st) day of the immediately preceding Collection Period and (iii) the actual number of days in such Collection Period divided by 360.

         (c) The Backup Servicer shall be entitled to receive the Backup Servicing Fee in accordance with Section 2.7(a)(iv) and Section 2.8(4), as applicable.

         (d) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Section 2.7(a)(iv) and Section 2.8(4), as applicable.

         (e) The Seller shall pay to Mayer, Brown, Rowe & Maw as counsel to the Administrative Agent, and Sidley Austin Brown & Wood, as counsel to the Participant, the Fairway Agent and the Hannover Agent, and Kutak Rock, LLP, as counsel to the Eiffel Agent, respectively, on the Closing Date, their reasonable estimated fees and out-of-pocket expenses in immediately available funds and shall pay all additional reasonable fees and out-of-pocket expenses of Mayer, Brown, Rowe & Maw, Sidley Austin Brown & Wood and Kutak Rock, LLP, within thirty
(30) Business Days after receiving an invoice for such amounts.

         SECTION 2.13      INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.

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         (a)      If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (a) subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to any ownership interest in the Assets, or any right to make Advances hereunder, or on any payment made hereunder, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (c) impose any other condition affecting the ownership interest in the Assets conveyed to the Purchasers hereunder or the Purchasers' rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Servicer shall pay (and to the extent the Servicer does not make such payment the Seller shall pay) directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

         (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Servicer shall pay (and to the extent the Servicer does not make such payment the Seller shall pay) directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction. For the avoidance of doubt, if the issuance of Interpretation No. 46 by the Financial Accounting Standards Board or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Originator or Seller with the assets and liabilities of the Administrative Agent, any Purchaser Agent, any Purchaser or any Liquidity Bank, such event shall constitute a circumstance on which such Affected Party may base a claim for reimbursement under this Section 2.13.

         (c) If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.13, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances

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hereunder, then within ten (10) days after demand by such Affected Party, the
Servicer shall pay (or to the extent the Servicer does not make such payment the Seller shall pay) to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it.

         (d) In determining any amount provided for in this Section 2.13, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.13 shall submit to the Servicer a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

         (e) If the applicable Purchaser shall notify their respective Purchaser Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, such Purchaser Agent shall in turn so notify the Seller, whereupon all Advances Outstanding of the affected Purchaser in respect of which Interest accrues at the Adjusted Eurodollar Rate shall immediately be converted into Advances Outstanding in respect of which Interest accrues at the Base Rate.

         SECTION 2.14      TAXES.

         (a) All payments made by an Obligor in respect of a Loan and all payments made by the Seller or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes. If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Purchaser Agents, any Affected Party or any Secured Party, then the amount payable to such Person will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on the Purchasers, any Affected Party, the Administrative Agent or the Purchaser Agents, respectively, with respect to payments required to be made by the Seller or Servicer under this Agreement, by a taxing jurisdiction in which the Purchasers, any Affected Party, the Administrative Agent or the Purchaser Agents, are organized, conducts business or is paying taxes (as the case may be).

         (b) The Servicer will indemnify (and to the extent the indemnification provided by the Servicer is insufficient the Seller will indemnify) each Affected Party for the full amount of Taxes payable by such Person in respect of Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten (10) days from the date a written invoice therefor is delivered to the Seller.

         (c) Within thirty (30) days after the date of any payment by the Seller and the Servicer of any Taxes, the Seller and the Servicer will furnish to the Administrative Agent and each of the Purchaser Agents at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

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         (d)      If a Purchaser is not created or organized under the laws of the United States or a political subdivision thereof, such Purchaser shall deliver to the Seller, with a copy to the Administrative Agent, (i) within fifteen (15) days after the date hereof, two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws), as appropriate, to permit the Seller to make payments hereunder for the account of such Purchaser without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.14(d), copies (in such numbers as may from time to time be prescribed by Applicable Laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Laws or regulations to permit the Seller and the Servicer to make payments hereunder for the account of such Purchaser without deduction or withholding of United States federal income or similar Taxes.

         (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchasers in connection with this Agreement or the funding or maintenance of Advances hereunder, the Purchasers are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this Section 2.14, then, within ten (10) days after demand by the Purchasers, the Servicer shall pay (or to the extent the Servicer does not make such payment the Seller shall pay) to the Purchasers such additional amount or amounts as may be necessary to reimburse the Purchasers for any amounts paid by them.

         (f) Without prejudice to the survival of any other agreement of the Seller and the Servicer hereunder, the agreements and obligations of the Seller and the Servicer contained in this Section 2.14 shall survive the termination of this Agreement.

         SECTION 2.15      ASSIGNMENT OF THE SALE AGREEMENT.

         The Seller hereby assigns to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Seller's right, title and interest in and to, but none of its obligations under, the Sale Agreement and any UCC financing statements filed under or in connection therewith. In furtherance and not in limitation of the foregoing, the Seller hereby assigns to the Administrative Agent for the benefit of the Secured Parties its right to indemnification under Article VIII of the Sale Agreement. The Seller confirms that the Administrative Agent on behalf of the Secured Parties shall have the sole right to enforce the Seller's rights and remedies under the Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties.

         SECTION 2.16      SUBSTITUTION OF LOANS.

         On any day prior to the occurrence of a Termination Event (and after the Termination Date at the discretion of the Administrative Agent with the consent of the Purchaser Agents), the Seller may, subject to the conditions set forth in this Section 2.16 and subject to the other restrictions contained herein, replace any Loan with one or more Eligible Loans (each, a

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"Substitute Loan"); provided, that, no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

         (a) the Seller has recommended to the Administrative Agent (with a copy to the Collateral Custodian) in writing that the Loan to be replaced should be replaced (each a "Replaced Loan");

         (b) each Substitute Loan is an Eligible Loan on the date of substitution;

         (c) after giving effect to any such substitution, the Advances Outstanding do not exceed the lesser of (i) the Facility Amount and (ii) the Maximum Availability;

         (d) for purposes only of substitutions pursuant to Section 4.6 undertaken because a Loan has become a Warranty Loan, the aggregate Outstanding Loan Balance of such Substitute Loans shall be equal to or greater than the aggregate Outstanding Loan Balances of the Replaced Loans;

         (e) for purposes only of substitutions pursuant to Section 4.6 undertaken because a Loan has become a Warranty Loan, such Substitute Loans, at the time of substitution by the Seller, shall have no greater weighted average life than the Replaced Loan;

         (f)      all representations and warranties of the Seller contained in
Section 4.1 and Section 4.2 shall be true and correct as of the date of substitution of any such Substitute Loan;

         (g) the substitution of any Substitute Loan does not cause a Termination Event or Unmatured Termination Event to occur;

         (h) the sum of the Outstanding Loan Balance of all Substitute Loans does not exceed 20% of the Facility Amount, calculated on an annualized basis commencing with the Closing Date;

         (i) the sum of the Outstanding Loan Balance of all Substitute Loans substituted for Delinquent Loans, Charged-Off Loans and Warranty Loans shall not exceed 10% of the Facility Amount, calculated on an annualized basis commencing with the Closing Date; and

         (j) the Seller shall deliver to the Administrative Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

         In addition, the Seller shall in connection with such substitution deliver to the Collateral Custodian the related Required Loan Documents. In connection with any such substitution, the Administrative Agent, as agent for the Secured Parties, shall, automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Administrative Agent, as agent for the Secured Parties, in, to and under such Replaced Loan, but without any representation and warranty of any kind, express or implied.

         SECTION 2.17      OPTIONAL SALES.

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         (a)      On any Optional Sale Date, the Seller shall have the right to prepay all or a portion of the Advances Outstanding in connection with the sale and assignment to the Seller by the Administrative Agent, on behalf of the Secured Parties, of the Assets (each, an "Optional Sale"), subject to the following terms and conditions:

                  (1) The Seller shall have given the Administrative Agent at least forty-five (45) Business Days' prior written notice of its intent to effect an Optional Sale, unless such notice is waived or reduced by the Administrative Agent;

                  (2) Any Optional Sale shall be in connection with a Permitted Securitization Transaction;

                  (3) Unless an Optional Sale is to be effected on a Payment Date (in which case the relevant calculations with respect to such Optional Sale shall be reflected on the applicable Monthly Report), the Servicer shall deliver to the Administrative Agent a certificate and evidence to the reasonable satisfaction of the Administrative Agent (which evidence may consist solely of a certificate from the Servicer) that the Seller shall have sufficient funds on the related Optional Sale Date to effect the contemplated Optional Sale in accordance with this Agreement. In effecting an Optional Sale, the Seller may use the Proceeds of sales of the Assets;

                  (4) After giving effect to the Optional Sale and the assignment to the Seller of the Assets on any Optional Sale Date, (x) the remaining Advances Outstanding shall not exceed the lesser of the Facility Amount and the Maximum Availability, (y) the representations and warranties contained in Section 4.1 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, (z) the eligibility of any Loan remaining as part of the Assets after the Optional Sale will be redetermined as of the Optional Sale Date, (aa) the Pool Concentration Criteria will be redetermined as of the Optional Sale Date, and (bb) neither an Unmatured Termination Event nor a Termination Event shall have resulted;

                  (5) On the related Optional Sale Date, the Administrative Agent, each Purchaser Agent, on behalf of the applicable Purchaser and the Hedge Counterparties, shall have received, as applicable, in immediately available funds, an amount equal to the sum of (i) the portion of the Advances Outstanding to be prepaid plus (ii) an amount equal to all unpaid Interest to the extent reasonably determined by the Purchaser Agents to be attributable to that portion of the Advances Outstanding to be paid in connection with the Optional Sale plus (iii) an aggregate amount equal to the sum of all other amounts due and owing to the Administrative Agent, the Collateral Custodian, the Backup Servicer, the Purchaser Agents, the applicable Purchaser, the Affected Parties and the Hedge Counterparties, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date and to accrue thereafter (including, without limitation, Breakage Costs and Hedge Breakage Costs); provided, that, the Administrative Agent and each Purchaser Agent shall have the right to determine whether the amount paid (or proposed to be paid) by the Seller on the Optional Sale Date is sufficient to satisfy the requirements of clauses (iii), (iv) and (v) and is

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         sufficient to reduce the Advances Outstanding to the extent requested by the Seller in connection with the Optional Sale; and

                  (6) On or prior to each Optional Sale Date, the Seller shall have delivered to the Administrative Agent a list specifying all Loans to be sold and assigned pursuant to such Optional Sale.

         (b) In connection with any Optional Sale, following receipt by the Purchaser Agents of the amounts referred to in clause (v) above, there shall be sold and assigned to the Seller without recourse, representation or warranty all of the right, title and interest of the Administrative Agent, the Purchaser Agents, the Purchasers and the Secured Parties in, to and under the portion of the Assets so retransferred and such portion of the Assets so retransferred shall be released from the Lien of this Agreement (subject to the requirements of clause (iv) above).

         (c) The Seller hereby agrees to pay the reasonable legal fees and expenses of the Administrative Agent, each Purchaser Agent and the Secured Parties in connection with any Optional Sale (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent, the Secured Parties and any other party having an interest in the Assets in connection with such Optional Sale).

         (d) In connection with any Optional Sale, on the related Optional Sale Date, the Administrative Agent, on behalf of the Secured Parties, shall, at the expense of the Seller (i) execute such instruments of release with respect to the portion of the Assets to be retransferred to the Seller, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request,
(ii) deliver any portion of the Assets to be retransferred to the Seller in its possession to the Seller and (iii) otherwise take such actions, and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Administrative Agent and the Secured Parties on the portion of the Assets to be retransferred to the Seller and release and deliver to the Seller such portion of the Assets to be retransferred to the Seller.

                                   ARTICLE III

                             CONDITIONS TO ADVANCES

         SECTION 3.1       CONDITIONS TO CLOSING AND INITIAL ADVANCE.

         The Purchasers shall not be obligated to make any Advance hereunder on the occasion of the Initial Advance, nor shall any Purchaser, Administrative Agent, the Purchaser Agents, the Backup Servicer and the Collateral Custodian be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Administrative Agent and each Purchaser Agent:

         (a) Each Transaction Document shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent and each Purchaser Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent and each Purchaser Agent shall reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, all those specified in the

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Schedule of Documents attached hereto as Schedule I, each in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;

         (b) The Administrative Agent and each Purchaser Agent shall have received (i) satisfactory evidence that the Seller and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Seller and the Servicer in form and substance reasonably satisfactory to the Administrative Agent and each Purchaser Agent affirming that no such consents or approvals are required; it being understood that the acceptance of such evidence or officer's certificate shall in no way limit the recourse of the Administrative Agent, each Purchaser Agent or any Secured Party against the Originator or the Seller for a breach of the Originator's and the Seller's representation or warranty that all such consents and approvals have, in fact, been obtained;

         (c) The Seller, the Servicer and the Originator shall each be in compliance in all material respects with all Applicable Laws and shall have delivered to the Administrative Agent and each Purchaser Agent as to this and other closing matters certification in the form of Exhibit F-1 and/or F-2;

         (d) The Seller and the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent duly executed Powers of Attorney in the form of Exhibits G-1 and G-2;

         (e) On or prior to the date of the Initial Advance, (i) the VFCC Agent shall have received $8,259,109.31 by or on behalf of Fairway representing its net Pro-Rata Share of previously funded Advances, (ii) the VFCC Agent shall have received $14,040,485.83 by or on behalf of Eiffel representing its net Pro-Rata Share of previously funded Advances; and (iii) the VFCC Agent shall have received $47,076,923.08 by or on behalf of Hannover representing its net Pro-Rata Share of previously funded Advances.

         (f) The Seller and the Servicer shall each have delivered to the Administrative Agent and each Purchaser Agent a certificate as to Solvency in the form of Exhibits E-1 and E-2 and a perfection certificate in form reasonably acceptable to the Administrative Agent.

         SECTION 3.2       CONDITIONS PRECEDENT TO ALL ADVANCES.

         Each Advance to the Seller by the applicable Purchaser (each, a "Transaction") shall be subject to the further conditions precedent that:

         (a) (1) With respect to any Advance (including the Initial Advance), the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Collateral Custodian and the Backup Servicer), no later than 12:00 p.m. Charlotte, North Carolina time, one (1) Business Day prior to the related Funding Date in a form and substance satisfactory to the Administrative Agent and each Purchaser Agent, (i) a Borrowing Notice (Exhibit A-1), Borrowing Base Certificate (Exhibit A-3), Loan List and Monthly Report, if applicable, and (ii) a Certificate of Assignment (Exhibit A to the Sale Agreement including Schedule I, thereto) and containing such additional information as may be reasonably requested

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by the Administrative Agent and each Purchaser Agent, and (2) with respect to any reduction in Advances Outstanding pursuant to Section 2.3(b) or any reinvestment of Principal Collections permitted by Section 2.7(b), the Servicer shall have delivered to the Administrative Agent and each Purchaser Agent (with a copy to the Backup Servicer) at least one (1) Business Day prior to any reduction of Advances Outstanding or same day notice no later than 1:00 p.m. Charlotte, North Carolina time on such day for any reinvestment of Principal Collections a Borrowing Notice (Exhibit A-2) and a Borrowing Base Certificate (Exhibit A-3) executed by the Servicer and the Seller;

         (b) On the date of such Transaction the following statements shall be true and the Seller shall be deemed to have certified that:

                  (1)      The representations and warranties contained in
         Section 4.1, Section 4.2 and Section 4.3 are true and correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day;

                  (2) No event has occurred and is continuing, or would result from such Transaction, that constitutes a Termination Event or Unmatured Termination Event;

                  (3) On and as of such day, after giving effect to such Transaction, the Advances Outstanding shall not exceed the lesser of
         (x) the Facility Amount and (y) the Maximum Availability;

                  (4) After giving effect to such Advance, reduction of Advances Outstanding or reinvestment of Principal Collections, there is not and will be no deficiency in the Minimum Overcollateralization Amount;

                  (5) On and as of such day, the Seller and the Servicer each has performed all of the covenants and agreements contained in this Agreement to be performed by such person at or prior to such day; and

                  (6) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advance or incremental Advance by the Purchaser in accordance with the provisions hereof, the reduction of Advances Outstanding, the reinvestment of Principal Collections or any other transaction contemplated herein;

         (c) The Seller shall have delivered to the Collateral Custodian (with a copy to the Backup Servicer and the Administrative Agent) no later than 12:00 p.m. Charlotte, North Carolina time one (1) Business Day prior to any Funding Date, a faxed copy of the duly executed original promissory notes of the Loans and, if any Loans are closed in escrow, a certificate (in the form of Exhibit J) from the closing attorneys of such Loans certifying the possession of the Required Loan Documents; provided, however, notwithstanding the foregoing, the Required Loan Documents (including any UCCs included in the Required Loan Documents) shall be in the possession of the Collateral Custodian within two (2) Business Days of any related Funding Date as to any Additional Loans;

         (d) The Seller shall not have requested the Termination Date to occur;

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         (e)      The Facility Termination Date shall not have occurred;

         (f) On the date of such Transaction, the Administrative Agent and each Purchaser Agent shall have received such other approvals, opinions or documents as the Administrative Agent and each Purchaser Agent may reasonably require;

         (g) The Required Equity Contribution shall have been made to the Seller;

         (h) The Administrative Agent shall have received from the Seller all hedging confirms;

         (i) The Seller and Servicer shall have delivered to the Administrative Agent and each Purchaser Agent all reports required to be delivered as of the date of such Transaction;

         (j) The Seller shall have delivered to the Administrative Agent and each Purchaser Agent an Officer's Certificate (which may be part of the Borrowing Notice) in form and substance reasonably satisfactory to the Administrative Agent and each Purchaser Agent certifying that each of the foregoing conditions precedent has been satisfied;

         (k) With respect to any Acquired Loan intended to be included as a part of the Asset Pool, the Administrative Agent and each Purchaser Agent shall have received an opinion of counsel in accordance with Schedule I; and

         (l) The Seller shall have paid all fees required to be paid, including all fees required hereunder and under the VFCC Fee Letter, the Fairway Fee Letter, the Eiffel Fee Letter and the Hannover Fee Letter and shall have reimbursed the Purchasers, the Administrative Agent and each Purchaser Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Purchasers, the Administrative Agent and each Purchaser Agent.

         The failure of the Seller to satisfy any of the foregoing conditions precedent in respect of any Advance shall give rise to a right of the Administrative Agent and each Purchaser Agent, which right may be exercised at any time on the demand of any Purchaser Agent, to rescind the related Advance and direct the Seller to pay to the Administrative Agent for the benefit of the applicable Purchaser an amount equal to the Advances made during any such time that any of the foregoing conditions precedent were not satisfied.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1       REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller represents and warrants as follows:

         (a) Organization and Good Standing. The Seller has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of

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Delaware, with all requisite company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Assets in the Asset Pool.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

         (c) Power and Authority; Due Authorization; Execution and Delivery. The Seller (i) has all necessary power, authority and legal right to
(a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (b) carry out the terms of the Transaction Documents to which it is a party, (c) sell and assign an ownership interest in the Assets, and (d) receive Advances and sell the Assets on the terms and conditions provided herein and (ii) has duly authorized by all necessary company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the sale and assignment of an ownership interest in the Assets on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Seller is a party have been duly executed and delivered by the Seller.

         (d) Binding Obligation. This Agreement and each other Transaction Document to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Seller's operating agreement or any Contractual Obligation of the Seller,
(ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Seller's properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law.

         (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution,

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delivery and performance by the Seller of this Agreement and any other
Transaction Document to which the Seller is a party have been obtained.

         (h) Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any "bulk sales" act or similar law by Seller.

         (i) Solvency. The Seller is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under this Agreement and any other Transaction Document to which the Seller is a party do not and will not render the Seller not Solvent and the Seller shall deliver to the Administrative Agent and each Purchaser Agent on the Closing Date a certification in the form of Exhibit F-1.

         (j) Selection Procedures. No procedures believed by the Seller to be adverse to the interests of the Purchaser were utilized by the Seller in identifying and/or selecting the Loans in the Asset Pool. In addition, each Loan shall have been underwritten in accordance with and satisfy the standards of any Credit and Collection Policy that has been established by the Seller or the Originator and is then in effect.

         (k) Taxes. The Seller has filed or caused to be filed all tax returns that are required to be filed by it. The Seller has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Seller), and no tax lien has been filed and, to the Seller's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

         (l) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein (including, without limitation, the use of the proceeds from the sale of the Assets) will violate or result in a violation of
Section 7 of the Securities Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Seller does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.

         (m)      Security Interest.

                  (1) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Assets in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Seller;

                  (2) the Loans, along with the related Loan Files, constitute either a "general intangible," an "instrument," an "account," "investment property," or "chattel paper," within the meaning of the applicable UCC;

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                  (3)      the Seller owns and has good and marketable title to
         the Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;

                  (4) the Seller has received all consents and approvals required by the terms of any Loan to the sale and granting of a security interest in the Loans hereunder to the Administrative Agent, on behalf of the Secured Parties;

                  (5) the Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Assets granted to the Administrative Agent, on behalf of the Secured Parties, under this Agreement;

                  (6) other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Assets. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Assets other than any financing statement (A) relating to the security interest granted to the Seller under the Sale Agreement, or (B) that has been terminated. The Seller is not aware of the filing of any judgment or tax lien filings against the Seller;

                  (7) all original executed copies of each underlying promissory note that constitute or evidence each Loan has been, or subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;

                  (8) the Seller has received a written acknowledgment from the Collateral Custodian that the Collateral Custodian or its bailee is holding the underlying promissory notes that constitute or evidence the Loans solely on behalf of and for the benefit of the Secured Parties; and

                  (9) none of the underlying promissory notes that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent, on behalf of the Secured Parties.

         (n) Reports Accurate. All Monthly Reports (if prepared by the Seller, or to the extent that information contained therein is supplied by the Seller), information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Seller to the Administrative Agent, each Purchaser Agent or any Purchaser in connection with this Agreement are true, complete and correct.

         (o) Location of Offices. The Seller's location (within the meaning of Article 9 of the UCC) is Delaware. The office where the Seller keeps all the Records is at the address of the Seller referred to in Section 13.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.2(g) shall have been satisfied). The Seller's Federal Employee Identification Number is correctly set forth on Exhibit I. The Seller has not changed its name, whether by amendment of its certificate of formation, by reorganization or otherwise, and has not changed its location within the four
(4) months preceding the Closing Date.

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         (p)      Lock-Boxes. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts of the Seller at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Assets outstanding before the Initial Advance hereunder have been sent, are specified in Schedule II (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box
Bank upon satisfaction of the notice and other requirements specified in Section 5.2(k)). The Seller has not granted any Person other than the Administrative Agent and Collateral Custodian an interest in any Lock-Box Account at a future time or upon the occurrence of a future event.

         (q) Tradenames. The Seller has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business, except that the Originator and the Servicer are currently doing business as "CSF" in New York and "CSFL, LLC" in Texas.

         (r) Sale Agreement. The Sale Agreement is the only agreement pursuant to which the Seller purchases Assets.

         (s) Value Given. The Seller shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Seller of the Assets under the Sale Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

         (t) Accounting. The Seller accounts for the transfers to it from the Originator of interests in Assets under the Sale Agreement as financings of such Assets for tax and consolidated accounting purposes (with a notation that it is treating the transfers as a sale for legal and all other purposes on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein).

         (u)      Special Purpose Entity. The Seller has not and shall not:

                  (1) engage in any business or activity other than the purchase and receipt of Assets and related assets from the Originator under the Sale Agreement, the sale of Assets under the Transaction Documents, and such other activities as are incidental thereto;

                  (2) acquire or own any material assets other than (a) the Assets and related assets from the Originator under the Sale Agreement and (b) incidental property as may be necessary for the operation of the Seller;

                  (3) merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case first obtaining the consent of the Administrative Agent and each Purchaser Agent;

                  (4) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or

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         without the prior written consent of the Administrative Agent and each
         Purchaser Agent, amend, modify, terminate or fail to comply with the provisions of its operating agreement, or fail to observe limited liability company formalities;

                  (5) own any Subsidiary or make any investment in any Person without the consent of the Administrative Agent and each Purchaser Agent;

                  (6) except as permitted by this Agreement and the Lock-Box Agreement, commingle its assets with the assets of any of its Affiliates, or of any other Person;

                  (7) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Advances owed to the Purchaser, except for trade payables in the ordinary course of its business; provided, that, such debt is not evidenced by a note and is paid when due;

                  (8) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due;

                  (9) fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person;

                  (10) enter into any contract or agreement with any Person, except upon terms and conditions that are commercially reasonable and intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Person;

                  (11) seek its dissolution or winding up in whole or in part;

                  (12) fail to correct any known misunderstandings regarding the separate identity of Seller and the Originator or any principal or Affiliate thereof or any other Person;

                  (13) guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person;

                  (14) make any loan or advances to any third party, including any principal or Affiliate, or hold evidence of indebtedness issued by any other Person (other than cash and investment-grade securities);

                  (15) fail to file its own separate tax return, or file a consolidated federal income tax return with any other Person, except as may be required by the Internal Revenue Code and regulations;

                  (16) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity with which such other party is transacting

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         business, or (b) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);

                  (17) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (18) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

                  (19) except as may be required by the Internal Revenue Code and regulations, share any common logo with or hold itself out as or be considered as a department or division of (a) any of its principals or affiliates, (b) any Affiliate of a principal or (c) any other Person;

                  (20) permit any transfer (whether in any one or more transactions) of any direct or indirect ownership interest in the Seller to the extent it has the ability to control the same, unless the Seller delivers to the Administrative Agent and each Purchaser Agent an acceptable non-consolidation opinion and the Administrative Agent consents to such transfer;

                  (21) fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person;

                  (22) fail to pay its own liabilities and expenses only out of its own funds;

                  (23) fail to pay the salaries of its own employees in light of its contemplated business operations;

                  (24) acquire the obligations or securities of its Affiliates or stockholders;

                  (25) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

                  (26) fail to use separate invoices and checks bearing its own name;

                  (27) pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder;

                  (28) fail at any time to have at least one (1) independent director (an "Independent Director") who is not and has not been for at least five (5) years a director, officer, employee, trade credit or shareholder (or spouse, parent, sibling or child of the foregoing) of
         (a) the Servicer, (b) the Seller, (c) any principal of the Servicer,
         (d) any Affiliate of the Servicer, or (e) any Affiliate of any principal of the Servicer; provided, however, such Independent Director may be an independent director of another special purpose entity affiliated with the Servicer or fail to ensure that all limited liability

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         company action relating to the selection, maintenance or replacement of the Independent Director are duly authorized by the unanimous vote of the board of directors (including the Independent Director);

                  (29) to provide that the unanimous consent of all directors (including the consent of the Independent Director) is required for the Seller to (a) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Seller, (e) make any assignment for the benefit of the Seller's creditors, (f) admit in writing its inability to pay its debts generally as they become due, or
         (g) take any action in furtherance of any of the foregoing; and

                  (30) take or refrain from taking, as applicable, each of the activities specified in the non-consolidation opinion of Patton Boggs LLP, dated as of April 24, 2002, upon which the conclusions expressed therein are based.

         (v) Confirmation from the Originator. The Seller has received in writing from the Originator confirmation that the Originator will not cause the Seller to file a voluntary petition under the Bankruptcy Code or Insolvency Laws. Each of the Seller and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making any Assets or any other assets of the Seller available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

         (w) Investment Company Act. The Seller is not, and is not controlled by, an "investment company" within the meaning of the 40 Act, as amended, or is exempt from the provisions of the 40 Act.

         (x) ERISA. The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by the Seller, or in which employees of the Seller are entitled to participate, as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual valuation date). No prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Seller to any material tax, penalty or other liability. No notice of intent to terminate a Pension Plan has been billed, nor has any Pension Plan been terminated under Section 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

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         (y)      PUHCA. The Seller is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute.

         (z) Compliance with Law. The Seller has complied in all respects with all Applicable Laws to which it may be subject, and no Asset in the Asset Pool contravenes any Applicable Laws (including, without limitation, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy).

         (aa) Credit and Collection Policy. The Seller has complied in all material respects with the Credit and Collection Policy with respect to all of the Assets.

         (bb) Collections. The Seller acknowledges that all Collections received by it or its Affiliates with respect to the Assets sold hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two (2) Business Days from receipt as required herein.

         (cc) Set-Off, etc. Other than Subordinated Loans, no Asset has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Originator or the Obligor thereof, and no Asset is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Asset or otherwise, by the Seller, the Originator or the Obligor with respect thereto, except for amendments to such Asset otherwise permitted under Section 6.4(a) of this Agreement and in accordance with the Credit and Collection Policy.

         (dd) Full Payment. The Seller has no knowledge of any fact which should lead it to expect that any Asset will not be paid in full.

         (ee) Accuracy of Representations and Warranties. Each representation or warranty by the Seller contained herein or in any certificate or other document furnished by the Seller pursuant hereto or in connection herewith is true and correct in all material respects.

         (ff) Representations and Warranties in Sale Agreement. The representations and warranties made by the Originator to the Seller in the Sale Agreement are hereby remade by the Seller on each date to which they speak in the Sale Agreement as if such representations and warranties were set forth herein. For purposes of this Section 4.1(ff), such representations and warranties are incorporated herein by reference as if made by the Seller to the Administrative Agent, each Purchaser Agent and each of the Secured Parties under the terms hereof mutatis mutandis.

         (gg) Reaffirmation of Representations and Warranties by the Seller. On each day that any Advance is made hereunder, the Seller shall be deemed to have certified that all representations and warranties described in Section 4.1 hereof are correct on and as of such day as though made on and as of such day.

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         (hh)     Participation, Acquired and Assigned Loans. The participations created with respect to the Participation Loans and the sale to the Originator with respect to the Acquired and Assigned Loans do not violate any provisions of the underlying Required Asset Documents and such documents do not contain any express or implied prohibitions on participations or sales of such Loans.

         (ii)     Environmental.

                  (1) Each item of the Related Property is in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to such Related Property and there are no conditions relating to such Related Property that could give rise to liability under any applicable Environmental Laws.

                  (2) None of the Related Property contains, or has previously contained, any Materials of Environmental Concern at, on or under the Related Property in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                  (3) None of the Seller, the Originator nor the Servicer has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Related Property, nor does any such Person have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (4) Materials of Environmental Concern have not been transported or disposed of from the Related Property, or generated, treated, stored or disposed of at, on or under any of the Related Property or any other location, in each case by or on behalf of the Seller, the Originator and/or the Servicer in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

                  (5) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Seller, the Originator and/or the Servicer, threatened, under any Environmental Law to which any of the Seller, the Originator and/or the Servicer is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements, outstanding under any Environmental Law with respect to any of the Seller, the Originator, the Servicer or the Related Property.

                  (6) There has been no release or threat of release of Materials of Environmental Concern at or from any of the Related Property, or arising from or related to the operations (including, without limitation, disposal) of any of the Seller, the Originator and/or the Servicer in connection with the Related Property in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         (jj) USA PATRIOT Act. Neither the Seller nor any Affiliate of the Seller is (i) a country, territory, organization, person or entity named on an Office of Foreign Assets Control (OFAC) list, (ii) a Person that resides or has a place of business in a country or territory named

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on such lists or which is designated as a "Non-Cooperative Jurisdiction" by the
Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a "Foreign Shell Bank" within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

         The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto.

         SECTION 4.2 REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO THE AGREEMENT AND THE ASSETS.

         The Seller hereby represents and warrants, as of the Closing Date and as of each Addition Date:

         (a)      Binding Obligation, Valid Transfer and Security Interest.

                  (1) This Agreement and each other Transaction Document to which the Seller is a party each constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (2) This Agreement constitutes a valid transfer to the Administrative Agent, as agent for the Secured Parties, of all right, title and interest of the Seller in, to and under all Assets in the Asset Pool, free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens. If the conveyances contemplated by this Agreement are determined to be transfer for security, then this Agreement constitutes a grant of a security interest in all Assets in the Asset Pool to the Administrative Agent, as agent for the Secured Parties, which upon the delivery of the Required Loan Documents to the Collateral Custodian and the filing of the financing statements described in Section 4.1(m) and, in the case of Additional Loans on the applicable Addition Date, shall be a first priority perfected security interest in all Assets in the Asset Pool, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under Seller shall have any claim to or interest in the Collection Account or the Excess Spread Account and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of Seller in such property as a debtor for purposes of the UCC.

         (b) Eligibility of Assets. As of the Closing Date and each Addition Date, (i) the Loan List and the information contained in the Borrowing Notice delivered pursuant to Section 2.2 is an accurate and complete listing in all material respects of all Assets in the Asset Pool as of the Cut-Off Date and the information contained therein with respect to the identity of such Assets and the amounts owing thereunder is true and correct in all material respects as of the related

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Cut-Off Date, (ii) each such Loan that is part of the Borrowing Base is an
Eligible Loan as of such date, (iii) each such Asset is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Laws, (iv) with respect to each such Asset, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of an ownership interest in such Assets to the Administrative Agent as agent for the Secured Parties have been duly obtained, effected or given and are in full force and effect, and (v) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Asset.

         (c) No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Originator or, to the best of the Seller's knowledge, on the part of the Obligor.

         SECTION 4.3       REPRESENTATIONS AND WARRANTIES OF THE SERVICER.

         The Servicer represents and warrants as follows:

         (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all requisite company power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. The Servicer is duly qualified to do business as a limited liability company and is in good standing as a limited liability company, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and or the conduct of its business requires such qualification, licenses or approvals.

         (c) Power and Authority; Due Authorization; Execution and Delivery. The Servicer (i) has all necessary power, authority and legal right to
(a) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. This Agreement and each other Transaction Document to which the Servicer is a party have been duly executed and delivered by the Servicer.

         (d) Binding Obligation. This Agreement and each other Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the

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Servicer's operating agreement or any Contractual Obligation of the Servicer,
(ii) result in the creation or imposition of any Lien upon any of the Servicer's properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law.

         (f) No Proceedings. There is no litigation, proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of this Agreement and any other Transaction Document to which the Servicer is a party have been obtained.

         (h) Reports Accurate. All Servicer Certificates and other written and electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Servicer to the Administrative Agent, each Purchaser Agent or any Purchaser in connection with this Agreement are accurate, true and correct.

         (i) Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to the origination, underwriting and servicing of the Assets.

         (j) Collections. The Servicer acknowledges that all Collections received by it or its Affiliates with respect to the Assets sold hereunder are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two (2) Business Days from receipt as required herein.

         (k) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" act or similar law by the Servicer.

         (l) Solvency. The Servicer is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under this Agreement and any other Transaction Document to which the Servicer is a party do not and will not render the Servicer not Solvent and the Servicer shall deliver to the Administrative Agent and each Purchaser Agent on the Closing Date a certification in the form of Exhibit G.

         (m) Taxes. The Servicer has filed or caused to be filed all tax returns that are required to be filed by it. The Servicer has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer), and no tax lien has been filed and, to the Servicer's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

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         (n)      Exchange Act Compliance; Regulations T, U and X. None of the
transactions contemplated herein (including, without limitation, the use of the Proceeds from the sale of the Assets) will violate or result in a violation of
Section 7 of the Securities Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Servicer does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.

         (o) Security Interest. The Servicer will take all steps necessary to ensure that the Seller has granted a security interest (as defined in the UCC) to the Administrative Agent, as agent for the Secured Parties, in the Assets, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Administrative Agent as secured party and the Seller as debtor, the Administrative Agent, as agent for the Secured Parties, shall have a first priority perfected security interest in the Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary for the perfection of the Secured Parties' security interest in the Assets have been (or prior to the applicable Advance will be) made.

         (p) ERISA. The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by the Servicer, or in which employees of the Servicer are entitled to participate, as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual valuation date). No prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Servicer to any material tax, penalty or other liability. No notice of intent to terminate a Pension Plan has been billed, nor has any Pension Plan been terminated under Section 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         (q) Investment Company Act. The Servicer is not, and is not controlled by, an "investment company" within the meaning of the 40 Act, as amended, or is exempt from the provisions of the 40 Act.

         (r) USA PATRIOT Act. Neither the Servicer nor any Affiliate of the Servicer is (i) a country, territory, organization, person or entity named on an OFAC list, (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a "Non-Cooperative Jurisdiction" by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a "Foreign Shell Bank" within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United

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States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT
Act as warranting special measures due to money laundering concerns.

         SECTION 4.4       REPRESENTATIONS AND WARRANTIES OF THE BACKUP
                           SERVICER.

         The Backup Servicer in its individual capacity and as Backup Servicer represents and warrants as follows:

         (a) Organization and Corporate Power. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Backup Servicer under this Agreement.

         (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Backup Servicer, as the case may be.

         (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Backup Servicer is a party or by which it or any of its property is bound.

         (d) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.

         (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Backup Servicer, required in connection with the execution and delivery of this Agreement, the performance by the Backup Servicer of the transactions contemplated hereby and the fulfillment by the Backup Servicer of the terms hereof have been obtained.

         (f) Validity, Etc. This Agreement constitutes the legal, valid and binding obligation of the Backup Servicer, enforceable against the Backup Servicer in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws or general principles of equity (whether considered in a suit at law or in equity).

         SECTION 4.5       REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL
                           CUSTODIAN.

         The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows:

         (a) Organization and Corporate Power. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full

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corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.

         (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be.

         (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound.

         (d) No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law.

         (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained.

         (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

         SECTION 4.6       BREACH OF CERTAIN REPRESENTATIONS AND WARRANTIES.

         If on any day a Loan is (or becomes) a Warranty Loan, no later than two
(2) Business Days following the earlier of knowledge by the Seller of such Loan becoming a Warranty Loan or receipt by the Seller from the Administrative Agent or the Servicer of written notice thereof, the Seller shall either: (a) make a deposit to the Collection Account (for allocation pursuant to Section 2.7 or Section 2.8, as applicable) in immediately available funds in an amount equal to the sum of (i) the Outstanding Loan Balance of each such Warranty Loan on such date, (ii) any outstanding Servicer Advances thereon, (iii) any accrued and unpaid interest, and (iv) all Hedge Breakage Costs owed to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement (collectively, the "Retransfer Price"); or (b) subject to the satisfaction of the conditions in
Section 2.16, substitute for such Warranty Loan a Substitute Loan. In either of the foregoing instances, the Seller may (in its discretion) accept retransfer of each such Warranty Loan and any Related Security and the Borrowing Base shall be reduced by the Outstanding Loan Balance of each such Warranty Loan and, if applicable, increased by the Outstanding Loan Balance of each Substitute Loan. Upon confirmation of the deposit of such Retransfer Price into the Collection

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Account or the delivery by the Seller of a Substitute Loan for each Warranty
Loan (the "Retransfer Date"), such Warranty Loan shall not be included in the Borrowing Base (and, if and when the Seller elects to accept the retransfer of such Warranty Loan, the Asset Pool) and, as applicable, the Substitute Loan shall be included in the Asset Pool. Upon the Retransfer Date of each Warranty Loan, the Administrative Agent, as agent for the Secured Parties, shall (if and when the Seller elects to accept the retransfer of such Warranty Loan) automatically and without further action be deemed to transfer, assign and set-over to the Seller, without recourse, representation or warranty, all the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under such Warranty Loan and all future monies due or to become due with respect thereto, the Related Security, all Proceeds of such Warranty Loan, Recoveries and Insurance Proceeds relating thereto, all rights to security for any such Warranty Loan, and all Proceeds and products of the foregoing. The Administrative Agent, as agent for the Secured Parties, shall (if and when the Seller elects to accept the retransfer of such Warranty Loan), at the sole expense of the Servicer, execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Seller and take other such actions as shall reasonably be requested by the Seller to effect the transfer of such Warranty Loan pursuant to this Section 4.6.

                                   ARTICLE V

                                GENERAL COVENANTS

         SECTION 5.1       AFFIRMATIVE COVENANTS OF THE SELLER.

         From the date hereof until the Collection Date:

         (a) Compliance with Laws. The Seller will comply in all material respects with all Applicable Laws, including those with respect to the Assets or any part thereof.

         (b) Preservation of Company Existence. The Seller will preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Performance and Compliance with Assets. The Seller will, at its expense, timely and fully perform and comply (or cause the Originator to perform and comply pursuant to the Sale Agreement) with all provisions, covenants and other promises required to be observed by it under the Assets and all other agreements related to such Assets.

         (d) Keeping of Records and Books of Account. The Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Assets in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all or any portion of the Assets in the Asset Pool.

         (e) Originator's Assets. With respect to the Assets acquired by the Seller, the Seller will (i) acquire such Assets pursuant to and in accordance with the terms of the Sale Agreement,

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(ii) (at the Servicer's expense) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Assets free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including, without limitation, (a) filing and maintaining (at the Servicer's expense), effective financing statements against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, (iii) permit the Administrative Agent, each Purchaser Agent or their respective agents or representatives to visit the offices of the Seller during normal office hours and upon reasonable notice examine and make copies of all documents, books, records and other information concerning the Assets and discuss matters related thereto with any of the officers or employees of the Seller having knowledge of such matters, and (iv) take all additional action that the Administrative Agent or any Purchaser Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets.

         (f) Delivery of Collections. The Seller will pay to the Servicer promptly (but in no event later than two (2) Business Days after receipt) all Collections received by Seller in respect of the Assets included in the Asset Pool and cause the same to be promptly deposited into the Collection Account by the Servicer in accordance with Section 5.4(l).

         (g) Separate Limited Liability Company Existence. The Seller shall be in compliance with the Special Purpose Entity requirements set forth in
Section 4.1(u).

         (h) Credit and Collection Policy. The Seller will (a) comply in all material respects with the Credit and Collection Policy in regard to the Assets, and (b) furnish to the Administrative Agent and each Purchaser Agent, prior to its effective date, prompt notice of any material changes in the Credit and Collection Policy. The Seller will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior consent of the Administrative Agent and each Purchaser Agent (which consent shall not be unreasonably withheld).

         (i) Termination Events. The Seller will provide the Administrative Agent and each Purchaser Agent with immediate written notice of the occurrence of each Termination Event and each Unmatured Termination Event of which the Seller has knowledge or has received notice. In addition, no later than two (2) Business Days following the Seller's knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event, the Seller will provide to the Administrative Agent and each Purchaser Agent a written statement of the chief financial officer or chief accounting officer of Seller setting forth the details of such event and the action that the Seller proposes to take with respect thereto.

         (j) Taxes. The Seller will file and pay any and all Taxes required to meet the obligations of the Transaction Documents.

         (k) Use of Proceeds. The Seller will use the proceeds of the Advances only to acquire Assets or to make distributions to its members in accordance with the terms hereof.

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         (l)      Obligor Notification Forms. The Seller shall furnish the
Administrative Agent with an appropriate power of attorney to send (at the Administrative Agent's discretion after the occurrence of a Termination Event or an Unmatured Termination Event) Obligor notification forms to give notice to the Obligors of the Secured Parties' interest in the Assets and the obligation to make payments as directed by the Administrative Agent.

         (m) Adverse Claims. The Seller will not create, or participate in the creation of, or permit to exist, any Liens in relation to each Lock-Box Account other than as disclosed to the Administrative Agent and each Purchaser Agent and existing as of the date of this Agreement.

         (n) Seller's Assets. With respect to each Asset acquired by the Secured Parties, the Seller will (i) take all action necessary to perfect, protect and more fully evidence the Secured Parties' ownership of such Asset, including, without limitation, (a) filing and maintaining (at the Servicer's expense), effective financing statements against the Seller in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (ii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in such Assets.

         (o) Notices. The Seller will furnish to the Administrative Agent and each Purchaser Agent:

                  (1) Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of any Affiliated group (within the meaning of Section 1504(a)(l) of the Internal Revenue Code of 1986 (as amended from time to time)) which equal or exceed $1,000,000 in the aggregate, telephonic, telex or telecopy notice (confirmed in writing within five (5) Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof;

                  (2) Auditors' Management Letters. Promptly after the receipt thereof, any auditors' management letters are received by the Seller or by its accountants;

                  (3) Representations. Forthwith upon receiving knowledge of same, the Seller shall notify the Administrative Agent and each Purchaser Agent if any representation or warranty set forth in Section
         4.1 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent and each Purchaser Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Seller shall notify the Administrative Agent and each Purchaser Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Seller which would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made;

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                  (4)      ERISA. Promptly after receiving notice of any
         "reportable event" (as defined in Title IV of ERISA) with respect to the Seller (or any Affiliate thereof), a copy of such notice;

                  (5) Proceedings. As soon as possible and in any event within three (3) Business Days after any executive officer of the Seller receives notice or obtains knowledge thereof, of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Assets, the Transaction Documents, the Secured Parties' interest in the Assets, or the Seller, the Servicer or the Originator or any of their Affiliates; provided, however, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Assets, the Transaction Documents, the Secured Parties' interest in the Assets, or the Seller, the Servicer or the Originator or any of their Affiliates in excess of $1,000,000 or more shall be deemed to be material for purposes of this Section 5.1(o); and

                  (6) Notice of Material Events. Promptly upon becoming aware thereof, notice of any other event or circumstances that, in the reasonable judgment of the Seller, is likely to have a Material Adverse Effect.

         (p) Notice to S&P. The Seller will furnish to S&P prompt written notice of any material amendment to any DIP Loan.

         (q) Other. The Seller will furnish to the Administrative Agent and each Purchaser Agent promptly, from time to time, such other information, documents, records or reports respecting the Assets or the condition or operations, financial or otherwise, of Seller or Originator as the Administrative Agent and each Purchaser Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, each Purchaser Agent or the Secured Parties under or as contemplated by this Agreement.

         SECTION 5.2       NEGATIVE COVENANTS OF THE SELLER.

         From the date hereof until the Collection Date:

         (a) Other Business. Seller will not (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this Agreement or under any Hedging Agreement required by Section 5.3(a), or (iii) form any Subsidiary or make any Investments in any other Person.

         (b) Assets Not to be Evidenced by Instruments. The Seller will take no action to cause any Asset that is not, as of the Closing Date or the related Addition Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Asset.

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         (c)      Security Interests. Except as otherwise permitted herein and in respect of any Optional Sale and Permitted Securitization, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Asset, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller will promptly notify the Administrative Agent and each Purchaser Agent of the existence of any Lien on any Assets and the Seller shall defend the right, title and interest of the Administrative Agent as agent for the Secured Parties in, to and under the Assets in the Asset Pool against all claims of third parties; provided, however, that nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any of the Assets in the Asset Pool.

         (d) Mergers, Acquisitions, Sales, etc. The Seller will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Assets or any interest therein (other than pursuant hereto or to the Sale Agreement).

         (e) Deposits to Special Accounts. Except as otherwise provided in the Lock-Box Agreement, the Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections in respect of Assets in the Asset Pool.

         (f) Restricted Payments. The Seller shall not make any Restricted Junior Payment, except that, so long as no Termination Event or Unmatured Termination Event has occurred and is continuing or would result therefrom, the Seller may declare and make distributions to its members on their membership interests.

         (g)      Change of Name or Location of Loan Files. The Seller shall not
(x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps the records from the location referred to in Section 13.2, or change the jurisdiction of its formation, or (y) move, or consent to the Collateral Custodian or Servicer moving, the Required Loan Documents and Loan Files from the location thereof on the Closing Date, unless the Seller has given at least thirty (30) days' written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Assets.

         (h) Accounting of Purchases. Other than for tax and consolidated accounting purposes, the Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as a sale of the Assets by the Seller to the Secured Parties. Other than for tax and consolidated accounting purposes, the Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Sale Agreement in any manner other than as a sale of the Assets by the Originator to the Seller.

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         (i)      ERISA Matters. The Seller will not (a) engage or permit any
ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan, (c) fail to make any payments to a Multiemployer Plan that the Seller or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Benefit Plan so as to result in any liability, or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

         (j) Operating Agreement; Sale Agreement. The Seller will not amend, modify, waive or terminate any provision of its operating agreement or the Sale Agreement without the prior written consent of the Administrative Agent and each Purchaser Agent.

         (k) Changes in Payment Instructions to Obligors. The Seller will not add or terminate any bank as a Lock-Box Bank or any Lock-Box Account from those listed in Schedule II or make any change, or permit Servicer to make any change, in its instructions to Obligors regarding payments to be made to Seller or Servicer or payments to be made to any Lock-Box Bank, unless the Administrative Agent has consented to such addition, termination or change (which consent shall not be unreasonably withheld) and has received duly executed copies of Lock-Box Agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account, as the case may be.

         (l) Extension or Amendment of Assets. The Seller will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify, or permit the Servicer to extend, amend or otherwise modify, the terms of any Asset (including the Related Security).

         (m) Credit and Collection Policy. The Seller will not materially amend, modify, restate or replace, in whole or in part, the Credit and Collection Policy without the prior written consent of the Administrative Agent and each Purchaser Agent (which consent will not be unreasonably withheld).

         SECTION 5.3       COVENANTS OF THE SELLER RELATING TO THE HEDGING OF
                           LOANS.

         (a) On or prior to each Funding Date, the Seller shall enter into one or more Hedge Transactions for that Advance; provided, that, each such Hedge Transaction shall:

                  (1) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

                  (2) have a schedule of monthly calculation periods the first of which commences on the Funding Date of that Advance and the last of which ends on the last Scheduled Payment due to occur under or with respect to the Loans to which that Advance relates;

                  (3) have an amortizing notional amount such that the Hedge Notional Amount shall be at least equal to the product of the Hedge Percentage and the portion of the Hedge Amount represented by such Advance; and

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                  (4)      provide for two series of monthly payments to be
         netted against each other, one such series being payments to be made by the Seller to a Hedge Counterparty (solely on a net basis) by reference to a fixed rate for that Advance, and the other such series being payments to be made by the Hedge Counterparty to the Administrative Agent (solely on a net basis) at a floating rate equal to "USD-LIBOR-BBA" (as defined in the ISDA Definitions), the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under Section 2.7(a)(i) and Section 2.8(1) of this Agreement (if payable by the Seller).

         (b) As additional security hereunder, Seller hereby assigns to the Administrative Agent, as agent for the Secured Parties, all right, title and interest of the Seller in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to Seller under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge Assets"), and grants a security interest to the Administrative Agent, as agent for the Secured Parties, in the Hedge Assets. Seller acknowledges that, as a result of that assignment, Seller may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Seller's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Seller's obligations under Section 5.3(a) hereof. Nothing herein shall have the effect of releasing the Seller from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any Secured Party for the performance by Seller of any such obligations.

         SECTION 5.4       AFFIRMATIVE COVENANTS OF THE SERVICER.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Assets or any part thereof.

         (b) Preservation of Company Existence. The Servicer will preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Obligations and Compliance with Assets. The Servicer will duly fulfill and comply with all obligations on the part of the Seller to be fulfilled or complied with under or in connection with each Asset and will do nothing to impair the rights of the Administrative Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Assets.

         (d) Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including without limitation, an ability to recreate records evidencing Assets in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or

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advisable for the collection of all Assets and the identification of the Assets in the Asset Pool. The Servicer shall permit the Administrative Agent, each Purchaser Agent or their respective agents or representatives, to visit the offices of the Servicer during normal office hours and upon reasonable notice and examine and make copies of all documents, books, records and other information concerning the Assets and discuss matters related thereto with any of the officers or employees of the Servicer having knowledge of such matters.

                  (1) The Servicer will on or prior to the date hereof, mark its master data processing records and other books and records relating to the Assets with a legend, acceptable to the Administrative Agent and each Purchaser Agent, describing the sale of the Assets (A) from the Originator to the Seller, and (B) from the Seller to the Purchaser.

         (e) Preservation of Security Interest. The Servicer (at its own expense) will execute and file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the security interest of the Administrative Agent as agent for the Secured Parties in, to and under the Assets.

         (f) Credit and Collection Policy. The Servicer will (i) comply in all material respects with the Credit and Collection Policy in regard to the Assets, and (ii) furnish to the Administrative Agent and each Purchaser Agent, prior to its effective date, prompt notice of any proposed material change in the Credit and Collection Policy. Without the prior written consent of the Administrative Agent and each Purchaser Agent (which consent will not be unreasonably withheld), the Servicer will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy, which change would impair the collectibility of any of the Assets or otherwise adversely affect the interests or remedies of the Administrative Agent, each Purchaser Agent or the Secured Parties under this Agreement or any other Transaction Document.

         (g) Termination Events. The Servicer will provide the Administrative Agent and each Purchaser Agent with immediate written notice of the occurrence of each Termination Event and each Unmatured Termination Event of which the Servicer has knowledge or has received notice. In addition, no later than two (2) Business Days following the Servicer's knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event, the Servicer will provide to the Administrative Agent and each Purchaser Agent a written statement of the chief financial officer or chief accounting officer of the Servicer setting forth the details of such event and the action that the Servicer proposes to take with respect thereto.

         (h) Taxes. The Servicer will file and pay any and all Taxes required to meet the obligations of the Seller and the Servicer under the Transaction Documents.

         (i) Other. The Servicer will promptly furnish to the Administrative Agent and each Purchaser Agent such other information, documents, records or reports respecting the Assets or the condition or operations, financial or otherwise, of the Seller or the Servicer as the Administrative Agent and each Purchaser Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, each Purchaser Agent or Secured Parties under or as contemplated by this Agreement.

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         (j)      Proceedings. As soon as possible and in any event within three
(3) Business Days after any executive officer of the Servicer receives notice or obtains knowledge thereof, of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Assets, the Transaction Documents, the Secured Parties' interest in the Assets, or the Seller, the Servicer or the Originator or any of their Affiliates; provided, however, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Assets, the Transaction Documents, the Secured Parties' interest in the Assets, or the Seller, the Servicer or the Originator or any of their Affiliates in excess of $1,000,000 or more shall be deemed to be material for purposes of this Section 5.4(j).

         (k) Deposit of Collections. The Servicer shall promptly (but in no event later than two (2) Business Days after receipt) deposit into the Collection Account any and all Collections received by the Seller, the Servicer or any of their Affiliates.

         (l) Servicing of Participation, Acquired and Assigned Loans. With respect to Participation Loans, Acquired Loans and Assigned Loans, the Servicer shall: (i) segregate all Loan Files with respect to such Loans; (ii) keep separate records with respect to such Loans; and (iii) identify each such Type of Loan on the Servicing Reports required hereunder with respect to such Loans.

         (m) Change-in-Control. Upon the occurrence of a Change-in-Control (including any merger or consolidation of the Originator or transfer of substantially all of its assets and its business), the Servicer shall (i) provide the Administrative Agent, each Purchaser Agent, the Hedge Counterparties and the Rating Agencies with notice of such Change-in-Control within thirty (30) days after completion of the same, and (ii) satisfy the Rating Agency Condition after completion of the same.

         SECTION 5.5       NEGATIVE COVENANTS OF THE SERVICER.

         From the date hereof until the Collection Date.

         (a) Deposits to Special Accounts. Except as otherwise provided in the Lock-Box Agreement, the Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections in respect of the Assets in the Asset Pool.

         (b) Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

                  (1) the Servicer has delivered to the Administrative Agent and each Purchaser Agent an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 5.5 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such

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         supplemental agreement is legal, valid and binding with respect to the
         Servicer and such other matters as the Administrative Agent may reasonably request;

                  (2) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent and each Purchaser Agent;

                  (3) after giving effect thereto, no Termination Event or Servicer Default or event that with notice or lapse of time would constitute either a Termination Event or a Servicer Default shall have occurred;

                  (4) the Administrative Agent and each Purchaser Agent have consented in writing to such consolidation, merger, conveyance or transfer; and

                  (5) the Rating Agency Condition is satisfied with respect thereto.

         (c) Change of Name or Location of Loan Files. The Servicer shall not (x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps records concerning the Assets from the location referred to in Section 13.2, or change the jurisdiction of its formation, or (y) move, or consent to the Collateral Custodian moving, the Required Loan Documents and Loan Files from the location thereof on the Closing Date, unless the Servicer has given at least thirty (30) days' written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Assets in the Asset Pool.

         (d) Change in Payment Instructions to Obligors. The Servicer will not add or terminate any bank as a Lock-Box Bank or any Lock-Box Account from those listed in Schedule II or make any change in its instructions to Obligors regarding payments to be made to the Seller or the Servicer or payments to be made to any Lock-Box Bank, unless the Administrative Agent has consented to such addition, termination or change (which consent shall not be unreasonably withheld) and has received duly executed copies of Lock-Box Agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account, as the case may be.

         (e) Extension or Amendment of Assets. The Servicer will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Asset.

         SECTION 5.6       AFFIRMATIVE COVENANTS OF THE BACKUP SERVICER.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.

         (b) Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain

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such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         SECTION 5.7       NEGATIVE COVENANTS OF THE BACKUP SERVICER.

         From the date hereof until the Collection Date:

         (a) No Changes in Backup Servicer Fee. The Backup Servicer will not make any changes to the Backup Servicer Fee set forth in the Backup Servicer Fee Letter without the prior written approval of the Administrative Agent and each Purchaser Agent.

         SECTION 5.8       AFFIRMATIVE COVENANTS OF THE COLLATERAL CUSTODIAN.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.

         (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Location of Required Loan Documents. The Required Loan Documents shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Required Loan Documents to be released to the Servicer on a temporary basis in accordance with the terms hereof.

         SECTION 5.9       NEGATIVE COVENANTS OF THE COLLATERAL CUSTODIAN.

         From the date hereof until the Collection Date:

         (a) Required Loan Documents. The Collateral Custodian will not dispose of any documents constituting the Required Loan Documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Asset except as contemplated by this Agreement.

         (b) No Changes in Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee Letter without the prior written approval of the Administrative Agent and each Purchaser Agent.

                                   ARTICLE VI

                    ADMINISTRATION AND SERVICING OF CONTRACTS

         SECTION 6.1       DESIGNATION OF THE SERVICER.

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         (a)      Initial Servicer. The servicing, administering and collection of the Assets in the Asset Pool shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this Section 6.1. Until the Administrative Agent gives to the Originator a Servicer Termination Notice, the Originator is hereby designated as, and hereby agrees to perform the duties and responsibilities of, the Servicer pursuant to the terms hereof.

         (b) Successor Servicer. Upon the Servicer's receipt of a Servicer Termination Notice (with a copy to the Backup Servicer and each Rating Agency) from the Administrative Agent pursuant to the terms of Section 6.15, the Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrative Agent reasonably believes will facilitate the transition of the performance of such activities to a successor Servicer, and the successor Servicer shall assume each and all of the Servicer's obligations to service and administer the Assets in the Asset Pool, on the terms and subject to the conditions herein set forth, and the Servicer shall use its best reasonable efforts to assist the successor Servicer in assuming such obligations.

         (c) Subcontracts. The Servicer may, with the prior consent of the Administrative Agent, subcontract with any other Person for servicing, administering or collecting the Assets; provided, however, that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof and that any such subcontract may be terminated upon the occurrence of a Servicer Default.

         (d) Servicing Programs. In the event that the Servicer uses any software program in servicing the Assets that it licenses from a third party, the Servicer shall use its best reasonable efforts to obtain, either before the Closing Date or as soon as possible thereafter, whatever licenses or approvals are necessary to allow the Administrative Agent or the Servicer to use such program.

         SECTION 6.2       DUTIES OF THE SERVICER.

         (a) Appointment. The Seller hereby appoints the Servicer as its agent, as from time to time designated pursuant to Section 6.1, to service the Assets and enforce its respective rights in and under such Assets. The Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein. The Servicer and the Seller hereby acknowledge that the Administrative Agent, each Purchaser Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

         (b) Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect the Assets from time to time, all in accordance with Applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Without limiting the foregoing, the duties of the Servicer shall include the following:

                  (1) preparing and submitting of claims to, and post-billing liaison with, Obligors on each Asset;

                  (2) maintaining all necessary servicing records with respect to the Assets and providing such reports to the Administrative Agent and each Purchaser Agent in respect of the servicing of the Assets (including information relating to its performance under

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         this Agreement) as may be required hereunder or as the Administrative
         Agent and each Purchaser Agent may reasonably request;

                  (3) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate servicing records evidencing the Assets in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Assets;

                  (4) promptly delivering to the Administrative Agent, each Purchaser Agent or the Collateral Custodian, from time to time, such information and servicing records (including information relating to its performance under this Agreement) as the Administrative Agent, each Purchaser Agent or the Collateral Custodian may from time to time reasonably request;

                  (5) identifying each Asset clearly and unambiguously in its servicing records to reflect that such Asset is owned by the Seller and that the Seller is selling an undivided ownership interest therein to the Secured Parties pursuant to this Agreement;

                  (6) notifying the Administrative Agent and each Purchaser Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened to be asserted by an Obligor with respect to any Asset (or portion thereof) of which it has knowledge or has received notice; or (2) that is reasonably expected to have a Material Adverse Effect;

                  (7) notifying the Administrative Agent and each Purchaser Agent of any proposed change in the Credit and Collection Policy that could have an adverse effect on the collectibility of the Assets, on the Seller or on the interests of the Administrative Agent, each Purchaser Agent or any Secured Party;

                  (8) using its best efforts to maintain the perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Assets;

                  (9) maintaining in the same manner as the Collateral Custodian holds the Required Loan Documents, the Loan File (other than Required Loan Documents) with respect to each Asset; and

                  (10) the Servicer shall make payments pursuant to the terms of the Monthly Report in accordance with Section 2.7 and Section 2.8.

         (c) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent, each Purchaser Agent and the Secured Parties of their rights hereunder shall not release the Servicer, the Originator or the Seller from any of their duties or responsibilities with respect to the Assets. The Secured Parties, the Administrative Agent, each Purchaser Agent and the Collateral Custodian (except in the role of Backup Servicer) shall not have any obligation or liability with respect to any Assets, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

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         (d)      Any payment by an Obligor in respect of any Indebtedness owed by it to the Originator or the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of an Asset of such Obligor (starting with the oldest such Asset) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

         SECTION 6.3       AUTHORIZATION OF THE SERVICER.

         (a) Each of the Seller, the Administrative Agent, each Purchaser Agent, each Purchaser and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Assets in the Asset Pool to the applicable Purchaser and the Hedge Counterparty, in the determination of the Servicer, to collect all amounts due under any and all Assets, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Assets and, after the delinquency of any Assets and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Assets. The Originator, the Seller and the Administrative Agent on behalf of the Secured Parties and each Hedge Counterparty shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Assets. In no event shall the Servicer be entitled to make the Secured Parties, any Hedge Counterparty, the Collateral Custodian, the Administrative Agent or the Purchaser Agents a party to any litigation without such party's express prior written consent, or to make the Seller a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent's and each Purchaser Agent's consent.

         (b) After a Termination Event has occurred and is continuing, at the direction the Administrative Agent, the Servicer shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Assets; provided, however, that the Administrative Agent may, at any time that a Termination Event or Unmatured Termination Event has occurred and is continuing, notify any Obligor with respect to any Assets of the assignment of such Assets to the Administrative Agent and direct that payments of all amounts due or to become due be made directly to the Administrative Agent and each Purchaser Agent or any servicer, collection agent or lock-box or other account designated by the Administrative Agent and each Purchaser Agent and, upon such notification and at the expense of the Seller, the Administrative Agent may enforce collection of any such Assets, and adjust, settle or compromise the amount or payment thereof.

         SECTION 6.4       COLLECTION OF PAYMENTS.

         (a) Collection Efforts, Modification of Assets. The Servicer will use its best efforts to collect all payments called for under the terms and provisions of the Assets included in the

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Asset Pool as and when the same become due in accordance with the Credit and
Collection Policy, and will follow those collection procedures that it follows with respect to all comparable Assets that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of an Asset in a manner that would impair the collectibility of the Asset or in any manner contrary to the Credit and Collection Policy.

         (b) Prepaid Loan. Prior to a Termination Event, the Servicer may not voluntarily permit an Asset to become a Prepaid Loan, unless (x) the Servicer provides a Substitute Loan in accordance with Section 2.16 or (y) such prepayment will not result in the Collection Account receiving an amount (the "Prepayment Amount") less than the sum of (a) the Outstanding Loan Balance on the date of such payment, (b) any outstanding Servicer Advances thereon, (c) any accrued and unpaid interest, and (d) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Asset becoming a Prepaid Loan. After a Termination Event has occurred, the Servicer may not voluntarily permit an Asset to become a Prepaid Loan unless the Servicer collects an amount equal to the sum of (a) the Outstanding Loan Balance on the date of such prepayment, (b) any outstanding Servicer Advances thereon, (c) any accrued and unpaid interest, and
(d) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Asset becoming a Prepaid Loan.

         (c) Acceleration. If required by the Credit and Collection Policy, the Servicer shall accelerate the maturity of all or any Scheduled Payments and other amounts due under any Asset in which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Asset becomes a Charged-Off Loan.

         (d) Taxes and other Amounts. To the extent provided for in any Asset, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Asset and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

         (e) Payments to Lock-Box Account. On or before the applicable Cut-Off Date, the Servicer shall have instructed all Obligors to make all payments in respect of the Assets to the Lock-Box or directly to the Lock-Box Account.

         (f) Establishment of the Collection Account. The Servicer shall cause to be established, on or before the Closing Date, with the Collateral Custodian, and maintained in the name of the Administrative Agent as agent for the Secured Parties, with an office or branch of a depository institution or trust company a segregated corporate trust account entitled Collection Account for Wachovia Securities, Inc., as Administrative Agent for the Secured Parties (the "Collection Account"), and the Servicer shall further maintain a subaccount within the Collection Account for the purpose of segregating, within two (2) Business Days of the receipt of any Collections, Principal Collections (the "Principal Collections Account"), over which the Collateral Custodian as agent for the Secured Parties shall have control and from which neither the Originator, Servicer nor the Seller shall have any right of withdrawal except in accordance with Section 2.7(b); provided, however, that at all times such depository institution or trust

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company shall be acceptable to the Administrative Agent and a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (a) that has either (1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P or "P-1" or better by Moody's, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P and "P-1" or better by Moody's or (c) is otherwise acceptable to the Administrative Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").

         (g) Establishment of the Excess Spread Account. The Seller or the Servicer on its behalf shall establish, on or before the Closing Date, with the Collateral Custodian, and maintained in the name of the Seller and assigned to the Administrative Agent, with a Qualified Institution an account into which Collections shall be deposited for the purpose of funding the Required Equity Shortfall (the "Excess Spread Account"). If the Seller fails at any time to maintain the Required Equity Contribution, Collections shall be deposited into the Excess Spread Account pursuant to Sections 2.7(a)(vii) and 2.8(viii), as applicable, until such time as the Required Equity Contribution on any day equals or exceeds $75,000,000. To the extent that, on any Payment Date, there are funds on deposit in the Excess Spread Account in excess of those required to fund the Required Equity Shortfall, an amount equal to such excess shall be deposited, on such Payment Date, to the Collection Account for application in accordance with Section 2.7 and Section 2.8, as applicable.

         (h) Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of an Asset and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         SECTION 6.5       SERVICER ADVANCES.

         For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to an Asset during such Collection Period was not received prior to the last day of such Collection Period, the Servicer may (in its sole and absolute discretion) make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof). The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 9:00 a.m. (Charlotte, North Carolina time) on the Business Day prior to the related Payment Date, in immediately available funds. Notwithstanding anything to the contrary contained herein, no Successor Servicer shall have any responsibility to make Servicer Advances.

         SECTION 6.6       REALIZATION UPON CHARGED-OFF LOANS.

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         The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property relating to a Charged-Off Loan and will act as sales and processing agent for Related Property that it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Related Property, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Related Property at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, unless the Administrative Agent has specifically given instruction to the contrary, the Servicer may sell any such Related Property to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Administrative Agent setting forth the Loan, the Related Property, the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Related Property relating to a Charged-Off Loan.

         SECTION 6.7       MAINTENANCE OF INSURANCE POLICIES.

         The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to any Related Property in an amount at least equal to the sum of the Outstanding Loan Balance of the related Eligible Loan and shall ensure that each such Insurance Policy names the Servicer as loss payee and as an insured thereunder and all of the Seller's right, title and interest therein is fully assigned to the Administrative Agent, as agent for the Secured Parties. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Asset in amounts and against risks customarily insured against by the Obligor on property owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may in its discretion purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Administrative Agent, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Asset. The Servicer's Insurance Policies with respect to the Related Property will insure against liability for physical damage relating to such Related Property in accordance with the requirements of the Credit and Collection Policy. The Servicer hereby disclaims any and all right, title and interest in and to any Insurance Policy and Insurance Proceeds with respect to any Related Property, including any Insurance Policy with respect to which it is named as loss payee and as an insured, and agrees that it has no equitable, beneficial or other interest in the Insurance Polices and Insurance Proceeds other than being named as loss payee and as an insured. The Servicer acknowledges that with respect to the Insurance Policies and Insurance Proceeds thereof that it is acting solely in the capacity as agent for the Administrative Agent, as agent for the Secured Parties.

         SECTION 6.8       SERVICING COMPENSATION.

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         As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee to the extent of funds available therefor pursuant to the provisions of Section 2.7(a)(iii) or Section 2.8(3), as applicable.

         SECTION 6.9       PAYMENT OF CERTAIN EXPENSES BY SERVICER.

         The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Seller, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 6.6; provided, however, for avoidance of doubt, to the extent Liquidation Expenses relate to a Loan and a Retained Interest such Liquidation Expenses shall be allocated pro rata. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account, the Excess Spread Account and the Lock-Box Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

         SECTION 6.10      REPORTS.

         (a) Borrowing Notice. On each Funding Date, on each reduction of Advances Outstanding pursuant to Section 2.3(b) and on each reinvestment of Principal Collections pursuant to Section 2.7(b), the Seller (and the Servicer on its behalf) will provide a Borrowing Notice, updated as of such date, to the Administrative Agent and each Purchaser Agent (with a copy to the Collateral Custodian).

         (b) Monthly Report. On each Reporting Date, the Servicer will provide to the Seller, the Administrative Agent, each Purchaser Agent, the Backup Servicer, any Liquidity Bank and each Rating Agency, a monthly statement including a Borrowing Base calculated as of the most recent Determination Date (a "Monthly Report"), with respect to the related Collection Period, signed by a Responsible Officer of the Servicer and the Seller and substantially in the form of Exhibit C.

         (c) On each Reporting Date, the Servicer will report as part of the Monthly Report to the Administrative Agent, each Purchaser Agent, any Liquidity Bank and each Rating Agency its Diversity Score calculation as of the most recent Determination Date with respect to the related Collection Period.

         (d) Servicer's Certificate. Together with each Monthly Report, the Servicer shall submit to the Administrative Agent, each Purchaser Agent, any Liquidity Bank and each Rating Agency a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit J.

         (e) Financial Statements. The Servicer will submit to the Administrative Agent, each Purchaser Agent, each Purchaser, the Backup Servicer, any Liquidity Bank and each Rating Agency, within forty-five (45) days of the end of each of its fiscal quarters, commencing

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September 30, 2002, unaudited consolidated financial statements for the
Servicer, as of the end of each such fiscal quarter. The Servicer will submit to the Administrative Agent, each Purchaser Agent, each Purchaser and the Backup Servicer, within ninety (90) days of the end of each of its fiscal years, commencing December 31, 2002, consolidated audited financial statements for the Servicer, audited by a "big five" auditing firm as of the end of each such fiscal year. For the purposes of this Section 6.10(d), the term financial statements shall include a balance sheet, income statement and a cash flow statement.

         (f) Tax Returns. Upon demand by the Administrative Agent, each Purchaser Agent, any Liquidity Bank and each Rating Agency, copies of all federal, state and local Tax returns and reports filed by the Seller and Servicer, or in which the Seller or Servicer was included on a consolidated or combined basis (excluding sales, use and like taxes).

         SECTION 6.11      ANNUAL STATEMENT AS TO COMPLIANCE.

         The Servicer will provide to the Administrative Agent and each Purchaser Agent, within ninety (90) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2002, a fiscal report signed by a Responsible Officer of the Servicer certifying that
(a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing.

         SECTION 6.12      ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING
                           REPORTS.

         The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Administrative Agent, each Purchaser Agent, the Collateral Custodian and the Backup Servicer, within ninety (90) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2002: (i) a report relating to such fiscal year to the effect that
(a) such firm has reviewed certain documents and records relating to the servicing of the Assets, and (b) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (which procedures shall have been approved by the Administrative Agent and each Purchaser Agent) to certain documents and records relating to the Assets under any Transaction Document, compared the information contained in the Monthly Reports and the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exception as shall be set forth in such statement.

         SECTION 6.13      LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS

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         Except as provided herein, the Servicer shall not be under any liability to the Administrative Agent, each Purchaser Agent, the Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, notwithstanding anything to the contrary contained herein nothing shall protect the Servicer against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder.

         SECTION 6.14      THE SERVICER NOT TO RESIGN.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and
(ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent, each Purchaser Agent and the Backup Servicer. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.2.

         SECTION 6.15      SERVICER DEFAULTS.

         If any one of the following events (a "Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to make any payment, transfer or deposit (including without limitation with respect to Collections) as required by this Agreement which continues unremedied for a period of one (1) Business Day;

         (b) any failure by the Servicer to give instructions or notice to the Administrative Agent and each Purchaser Agent as required by this Agreement, or to deliver any required Monthly Report or other Required Reports hereunder on or before the date occurring two (2) Business Days after the date such instruction, notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

         (c) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party and the same continues unremedied for a period of thirty
(30) days after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent and each Purchaser Agent and (ii) the date on which the Servicer becomes aware thereof;

         (d) any representation, warranty or certification made by the Servicer in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect on the Administrative Agent, any Purchaser Agent or the Secured Parties and which continues to be unremedied for a period of thirty
(30) days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to

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the Servicer by the Administrative Agent or any Purchaser Agent and (ii) the
date on which the Servicer becomes aware thereof;

         (e)      an Insolvency Event shall occur with respect to the Servicer;

         (f) any material delegation of the Servicer's duties that is not permitted by Section 6.1;

         (g) any financial or other information reasonably requested by the Administrative Agent, any Purchaser Agent or any Purchaser is not provided as requested within a reasonable amount of time following such request;

         (h) the rendering against the Servicer of one or more final judgments, decrees or orders for the payment of money in excess of United States $2,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution;

         (i) the failure of the Servicer to make any payment due with respect to any recourse debt or other obligations, which debt or other obligations are in excess of United States $2,000,000, individually or in the aggregate, or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations whether or not waived;

         (j) the Servicer fails to maintain a GAAP balance sheet net worth equal to at least 90% of the total drawn capital of the Servicer;

         (k) any change in the management of the Servicer (whether by resignation, termination, disability, death or lack of day to day management) relating to John Delaney, unless the same is waived in writing by the Administrative Agent and each Purchaser Agent;

         (l) any change in the control of the Servicer that takes the form of either a merger or consolidation that does not comply with the provisions of
Section 5.5;

         (m) the Servicer fails in any material respect to comply with the Credit and Collection Policy regarding the servicing of the Assets;

         (n) the Servicer consents or agrees to, or otherwise permits to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy (after the adoption of same) in whole or in part that could be reasonably expected to have a Material Adverse Effect upon the Assets, the Administrative Agent, any Purchaser Agent or the Secured Parties, without the prior written consent of the Administrative Agent and each Purchaser Agent;

         (o)      CapitalSource Finance ceases to be the Servicer; or

         (p) the Servicer fails to maintain the Loan Loss Reserve for any Watchlist Loans;

then notwithstanding anything herein to the contrary, so long as any such Servicer Default shall not have been remedied within any applicable cure period prior to the date of the Servicer Termination Notice (defined below), the Administrative Agent, by written notice to the Servicer

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(with a copy to the Backup Servicer and each Rating Agency) (a "Servicer
Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

         SECTION 6.16      APPOINTMENT OF SUCCESSOR SERVICER.

         (a) On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 6.15, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer and the Administrative Agent. The Administrative Agent may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer. As compensation therefor, the Backup Servicer shall be entitled to the Servicing Fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein; including, without limitation, Transition Expenses. In the event that the Administrative Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unable to assume such obligations on such date, the Administrative Agent shall as promptly as possible appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Administrative Agent and each Purchaser Agent. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Administrative Agent shall petition a court of competent jurisdiction to appoint any established financial institution, having a net worth of not less than United States $50,000,000 and whose regular business includes the servicing of Assets, as the Successor Servicer hereunder.

         (b) Upon its appointment, the Backup Servicer (subject to Section 6.16(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided, however, that the Backup Servicer or Successor Servicer, as applicable, shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Backup Servicer or Successor Servicer, as applicable, becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any advancing obligations, if any, of the Servicer unless it elects to in its sole discretion, (iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Backup Servicer or Successor Servicer, as applicable, shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Backup Servicer or the Successor Servicer, as applicable, upon becoming a Successor Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the

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Backup Servicer or Successor Servicer, as applicable, shall have no liability relating to the representations and warranties of the Servicer contained in
Article IV. Further, for so long as the Backup Servicer shall be the Successor Servicer, the provisions of Section 2.13, Section 2.14(b) and Section 2.14(e) of this Agreement shall not apply to it in its capacity as Servicer.

         (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Assets.

         (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this
Section 6.16, the Backup Servicer will promptly begin the transition to its role as Servicer. Notwithstanding the foregoing, the Backup Servicer may, in its discretion, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. As compensation, any Successor Servicer (including, without limitation, the Administrative Agent) so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto, including, without limitation, Transition Expenses. In the event the Backup Servicer is required to solicit bids as provided herein, the Backup Servicer shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth in Section 6.16(a) above. Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise that accrued prior thereto. Within thirty (30) days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Backup Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Backup Servicer to the Administrative Agent and each Purchaser Agent and the Backup Servicer shall have consented thereto. The Backup Servicer shall not resign as servicer until a Successor Servicer has been appointed and accepted such appointment. Notwithstanding anything to the contrary contained herein, in no event shall Wells Fargo, in any capacity, be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to

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induce any Successor Servicer under this Agreement and the transactions set forth or provided for by this Agreement.

                                  ARTICLE VII

                               THE BACKUP SERVICER

         SECTION 7.1       DESIGNATION OF THE BACKUP SERVICER.

         (a) Initial Backup Servicer. The backup servicing role with respect to the Assets in the Asset Pool shall be conducted by the Person designated as Backup Servicer hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to Wells Fargo a Backup Servicer Termination Notice, Wells Fargo is hereby designated as, and hereby agrees to perform the duties and obligations of, a Backup Servicer pursuant to the terms hereof.

         (b) Successor Backup Servicer. Upon the Backup Servicer's receipt of Backup Servicer Termination Notice from the Administrative Agent of the designation of a replacement Backup Servicer pursuant to the provisions of
Section 7.5, the Backup Servicer agrees that it will terminate its activities as Backup Servicer hereunder.

         SECTION 7.2       DUTIES OF THE BACKUP SERVICER.

         (a) Appointment. The Seller and the Administrative Agent, as agent for the Secured Parties, each hereby appoints Wells Fargo to act as Backup Servicer, for the benefit of the Administrative Agent, each Purchaser Agent and the Secured Parties, as from time to time designated pursuant to Section 7.1. The Backup Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.

         (b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Backup Servicer shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:

                  (1) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports (if any) in hard copy and on computer tape; provided, however, the computer tape is in an MS DOS, PC readable ASCII format or other format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

                  (2) Not later than 12:00 noon New York City time on each Reporting Date, the Servicer shall deliver to the Backup Servicer, Fitch and the Rating Agencies the loan tape, which shall include but not be limited to the following information: (x) for each Asset in the Asset Pool, the name and number of the related Obligor, the collection status, the loan status, the date of each Scheduled Payment and the Outstanding Loan Balance, (y) the Borrowing Base and (z) the Aggregate Outstanding Loan Balance (the "Tape"). The Backup Servicer shall accept delivery of the Tape.

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                  (3)      Prior to the related Payment Date, the Backup
         Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Borrowing Base, (B) the Backup Servicing Fee, (C) the Assets that are current and not past due, (D) the Assets that are 1 - 30 days past due,
         (E) the Assets that are 31 - 60 days past due, (F) the Assets that are 61 - 90 days past due, (G) the Assets that are 90+ days past due, (H) the Pool Charged-Off Ratio, and (I) the Aggregate Outstanding Loan Balance. The Backup Servicer by a separate written report shall notify the Administrative Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (4) If the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Administrative Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense with the Backup Servicer in reconciling any discrepancies herein. If within twenty (20) days after the delivery of the report provided under paragraph (iii) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Administrative Agent of the continued existence of such discrepancy. Following receipt of such notice by the Administrative Agent, the Servicer shall deliver to the Administrative Agent, the Secured Parties and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         (c)      Reliance on Tape. With respect to the duties described in
Section 7.2(b), the Backup Servicer, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         SECTION 7.3       MERGER OR CONSOLIDATION.

         Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement provided such Person is organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (a) that has either
(1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P or "P-1" or better by Moody's, (b) the parent corporation which has either (1) a long-term unsecured debt rating of "A" or better by S&P and "A2" or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of

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"A-1" or better by S&P and "P-1" or better by Moody's or (c) is otherwise acceptable to the Administrative Agent.

         SECTION 7.4       BACKUP SERVICING COMPENSATION.

         As compensation for its back-up servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee from the Servicer. To the extent that such Backup Servicing Fee is not paid by the Servicer, the Backup Servicer shall be entitled to receive the unpaid balance of its Backup Servicing Fee to the extent of funds available therefor pursuant to
Section 2.7(a)(iv) and Section 2.8(4), as applicable. The Backup Servicer's entitlement to receive the Backup Servicing Fee shall cease (excluding any unpaid outstanding amounts as of that date) on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer pursuant to
Section 7.5, or (iii) the termination of this Agreement. Upon becoming Successor Servicer pursuant to Section 6.16, the Backup Servicer shall be entitled to the Servicing Fee.

         SECTION 7.5       BACKUP SERVICER REMOVAL.

         The Backup Servicer may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Backup Servicer (the "Backup Servicer Termination Notice"). In the event of any such removal, a replacement Backup Servicer may be appointed by the Administrative Agent.

         SECTION 7.6       LIMITATION ON LIABILITY.

         (a) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, nominees, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

         (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Secured Parties, the Administrative Agent and the Collateral Custodian each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in

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carrying out any of its duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Asset under Applicable Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Asset, or
(v) the acts or omissions of any successor Backup Servicer.

         SECTION 7.7       THE BACKUP SERVICER NOT TO RESIGN.

         The Backup Servicer shall not resign (except with prior consent of the Administrative Agent which consent shall not be unreasonably withheld) from the obligations and duties hereby imposed on it except upon the Backup Servicer's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Backup Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Backup Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent and each Purchaser Agent. No such resignation shall become effective until a successor Backup Servicer shall have assumed the responsibilities and obligations of the Backup Servicer hereunder.

                                  ARTICLE VIII

                            THE COLLATERAL CUSTODIAN

         SECTION 8.1       DESIGNATION OF COLLATERAL CUSTODIAN.

         (a) Initial Collateral Custodian. The role of collateral custodian with respect to the Required Loan Documents shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 8.1. Until the Administrative Agent shall give to Wells Fargo a Collateral Custodian Termination Notice, Wells Fargo is hereby designated as, and hereby agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.

         (b) Successor Collateral Custodian. Upon the Collateral Custodian's receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 8.5, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.

         SECTION 8.2       DUTIES OF COLLATERAL CUSTODIAN.

         (a) Appointment. The Seller and the Administrative Agent each hereby appoints Wells Fargo to act as Collateral Custodian, for the benefit of the Administrative Agent, as agent for the Secured Parties. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligation with respect thereto set forth herein.

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         (b)      Duties. On or before the initial Funding Date, and until its removal pursuant to Section 8.5, the Collateral Custodian shall perform on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations:

                  (1) The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Seller pursuant to Section 3.2 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent as agent for the Secured Parties. Within five (5) Business Days of its receipt of any Required Loan Documents, the Collateral Custodian shall review the related Asset and Required Loan Documents to confirm that (A) such Asset has been properly executed and has no missing or mutilated pages,
         (B) UCC and other filings (required by the Required Loan Documents) have been made, (C) an Insurance Policy exists with respect to any real or personal property constituting the Related Property, and (D) confirming the related Outstanding Loan Balance, Loan number and Obligor name with respect to such Asset is referenced on the related Loan List and is not a duplicate Asset (collectively, the "Review Criteria"). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format) that contains the related Loan List or that otherwise contains the Loan number and the name of the Obligor with respect to each related Asset. If, at the conclusion of such review, the Collateral Custodian shall determine that (i) the Outstanding Loan Balances of the Assets it has received Required Loan Documents with respect to is less than as set forth on the electronic file, the Collateral Custodian shall immediately notify the Administrative Agent of such discrepancy, and (ii) any Review Criteria is not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Servicer of such determination and provide the Servicer with a list of the non-complying Assets and the applicable Review Criteria that they fail to satisfy. The Servicer shall have five (5) Business Days to correct any non-compliance with a Review Criteria. If after the conclusion of such time period the Servicer has still not cured any non-compliance by an Asset with a Review Criteria, the Collateral Custodian shall promptly notify the Seller and the Administrative Agent of such determination by providing a written report to such persons identifying, with particularity, each Asset and each of the applicable Review Criteria that such Asset fails to satisfy. In addition, if requested in writing by the Servicer and approved by the Administrative Agent within ten (10) Business Days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Asset which fails to satisfy a Review Criteria to the Seller. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Required Loan Documents.

                  (2) In taking and retaining custody of the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Administrative Agent and the Secured Parties; provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein; and provided, further, that, the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein.

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                  (3)      All Required Loan Documents shall be kept in fire
         resistant vaults, rooms or cabinets at the locations specified on
         Schedule III attached hereto, or at such other office as shall be specified to the Administrative Agent by the Collateral Custodian in a written notice delivered at least forty-five (45) days prior to such change. All Required Loan Documents shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Required Loan Documents shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian.

                  (4) The Collateral Custodian shall make payments pursuant to the terms of the Monthly Report in accordance with Section 2.7 and
         Section 2.8 (the "Payment Duties").

                  (5) On each Reporting Date, the Collateral Custodian shall provide a written report to the Administrative Agent and the Servicer (in a form acceptable to the Administrative Agent) identifying each Asset for which it holds Required Loan Documents, the non-complying Assets and the applicable Review Criteria that any non-complying Asset fails to satisfy.

                  (6) In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar Assets that it holds as Collateral Custodian.

         SECTION 8.3       MERGER OR CONSOLIDATION.

         Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.

         SECTION 8.4       COLLATERAL CUSTODIAN COMPENSATION.

         As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee (the "Collateral Custodian Fee") from the Servicer. To the extent that such Collateral Custodian Fee is not paid by the Servicer, the Collateral Custodian shall be entitled to receive the unpaid balance of its Collateral Custodian Fee to the extent of funds available therefor pursuant to the provision of Section 2.7(a)(iv) or Section 2.8(4), as applicable. The Collateral Custodian's entitlement to receive the Collateral Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 8.5 or
(ii) the termination of this Agreement.

         SECTION 8.5       COLLATERAL CUSTODIAN REMOVAL.

         The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the "Collateral Custodian Termination Notice"); provided, however, notwithstanding its receipt of a Collateral Custodian

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Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Required Loan Documents held by the previous Collateral Custodian.

         SECTION 8.6       LIMITATION ON LIABILITY.

                  (1) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon
         (a) the written instructions of any designated officer of the Administrative Agent or (b) the verbal instructions of the Administrative Agent.

                  (2) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (3) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties and in the case of the negligent performance of its Payment Duties and in the case of its negligent performance of its duties in taking and retaining custody of the Required Loan Documents.

                  (4) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Assets, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Assets. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (5) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (6) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (7) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Assets.

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         SECTION 8.7       THE COLLATERAL CUSTODIAN NOT TO RESIGN.

         The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Custodian's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent and each Purchaser Agent. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder.

         SECTION 8.8       RELEASE OF DOCUMENTS.

         (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing any of the Assets, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent), upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit L, to release to the Servicer the related Required Loan Document or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative Agent in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Required Loan Document or other such documents (i) immediately upon the request of the Administrative Agent, or (ii) when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Asset shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit H, the Servicer's request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.

         (b) Limitation on Release. The foregoing provision respecting release to the Servicer of the Required Loan Documents and documents by the Collateral Custodian upon request by the Servicer shall be operative only to the extent that at any time the Collateral Custodian shall not have released to the Servicer active Required Loan Documents (including those requested) pertaining to more than fifteen (15) Assets at the time being serviced by the Servicer under this Agreement. Any additional Required Loan Documents or documents requested to be released by the Servicer may be released only upon written authorization of the Administrative Agent. The limitations of this paragraph shall not apply to the release of Required Loan Documents to the Servicer pursuant to the immediately succeeding subsection.

         (c) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit L (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Required Loan Document to the Servicer.

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         SECTION 8.9       RETURN OF REQUIRED LOAN DOCUMENTS.

         The Seller may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Required Loan Document (a) delivered to the Collateral Custodian in error, (b) for which a Substitute Loan has been substituted in accordance with Section 2.16, (c) as to which the lien on the Related Property has been so released pursuant to Section 9.2, (d) that has been repaid by the Seller pursuant to Section 4.6 or (e) that is required to be redelivered to the Seller in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit H hereto (signed by both the Seller and the Administrative Agent) specifying the Assets to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Seller and the Administrative Agent promptly, but in any event within five (5) Business Days, return the Required Loan Documents so requested to the Seller.

         SECTION 8.10 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE ASSETS; AUDITS.

         The Collateral Custodian shall provide to the Administrative Agent and each Purchaser Agent access to the Required Loan Documents and all other documentation regarding the Assets in the Asset Pool including in such cases where the Administrative Agent and each Purchaser Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days prior written request, (ii) during normal business hours and (iii) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Administrative Agent and each Purchaser Agent, the Administrative Agent and each Purchaser Agent may review the Servicer's collection and administration of the Assets in order to assess compliance by the Servicer with the Credit and Collection Policy, as well as with this Agreement and may conduct an audit of the Assets and Required Loan Documents in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. Without limiting the foregoing provisions of this Section 8.10, from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct, at the Servicer's expense, a review of the Required Loan Documents and all other documentation regarding the Assets.

                                   ARTICLE IX

                                SECURITY INTEREST

         SECTION 9.1       GRANT OF SECURITY INTEREST.

         The parties to this Agreement intend that the conveyance of the Assets in the Asset Pool by the Seller to the applicable Purchasers be treated as sales for all purposes. If, despite such

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intention, a determination is made that such transactions not be treated as sales, then the parties hereto intend that this Agreement constitute a security agreement and the transactions effected hereby constitute secured loans by the applicable Purchasers to the Seller under Applicable Law. For such purpose, the Seller hereby transfers, conveys, assigns and grants as of the Closing Date to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Seller's right, title and interest in, to and under (but none of the obligations under) all Assets (including any Hedging Agreements), whether now existing or hereafter arising or acquired by the Seller, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Aggregate Unpaids of the Seller arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Aggregate Unpaids. The assignment under this Section 9.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent, the Purchaser Agents, the Hedge Counterparty, the Liquidity Banks or any of the Secured Parties of any obligation of the Seller or any other Person in connection with any or all of the Assets or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Seller shall remain liable under the Assets to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Assets shall not release the Seller from any of its duties or obligations under the Assets, and (c) none of the Administrative Agent, the Purchaser Agents, the Hedge Counterparty, the Liquidity Banks or any Secured Party shall have any obligations or liability under the Assets by reason of this Agreement, nor shall the Administrative Agent, the Purchaser Agents, the Hedge Counterparty, the Liquidity Banks or any Secured Party be obligated to perform any of the obligations or duties of the Seller thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 9.2       RELEASE OF LIEN ON ASSETS.

         At the same time as (i) any Asset in the Asset Pool expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (ii) any Asset becomes a Prepaid Loan and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection Account, (iii) such Asset is replaced in accordance with Section 2.16, or (iv) this agreement terminates in accordance with Section 13.6, the Administrative Agent as agent for the Secured Parties will, to the extent requested by the Servicer, release its interest in such Asset. In connection with any sale of such Related Property, the Administrative Agent as agent for the Secured Parties will after the deposit by the Servicer of the Proceeds of such sale into the Collection Account, at the sole expense of the Servicer, execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such Related Property; provided, that, the Administrative Agent as agent for the Secured Parties will make no representation or warranty, express or implied, with respect to any such Related Property in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Servicer's obligations pursuant to Section 6.6 with respect to the Proceeds of any such sale.

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         SECTION 9.3       FURTHER ASSURANCES.

         The provisions of Section 13.12 shall apply to the security interest granted under Section 9.1 as well as to the Advances hereunder.

         SECTION 9.4       REMEDIES.

         Upon the occurrence of a Termination Event, the Administrative Agent and Secured Parties shall have, with respect to the Assets granted pursuant to
Section 9.1, and in addition to all other rights and remedies available to the Administrative Agent and Secured Parties under this Agreement or other Applicable Law, all rights and remedies of a secured party upon default under the UCC.

         SECTION 9.5       WAIVER OF CERTAIN LAWS.

         Each of the Seller and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Assets may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Assets or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Seller and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Assets marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Assets as an entirety or in such parcels as the Administrative Agent or such court may determine.

         SECTION 9.6       POWER OF ATTORNEY.

         Each of the Seller and the Servicer hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at is expense, in connection with the enforcement of the rights and remedies provided for in this Agreement, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Assets in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Seller and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document or Hedging Agreement. Nevertheless, if so requested by the Administrative Agent or a Purchaser Agent, the Seller shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

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                                    ARTICLE X

                               TERMINATION EVENTS

         SECTION 10.1      TERMINATION EVENTS.

         The following events shall be Termination Events ("Termination Events") hereunder:

         (a) as of any Determination Date, the Average Portfolio Delinquency Ratio exceeds 5.0%; or

         (b) as of any Determination Date, the Average Pool Charged-Off Ratio exceeds 2.0%; or

         (c) as of any Determination Date, the Average Portfolio Charged-Off Ratio exceeds 2.5%; or

         (d) the Advances Outstanding on any day exceeds the lesser of the Facility Amount and Maximum Availability and the same continues unremedied for two (2) Business Days; provided, however, during the period of time that such event remains unremedied, no additional Advances will be made under this Agreement and any payments required to be made by the Servicer on a Payment Date shall be made under Section 2.8; or

         (e)      a Servicer Default occurs and is continuing; or

         (f)      the Facility Termination Date shall have occurred; or

         (g) failure on the part of the Seller or Originator to make any payment or deposit (including without limitation with respect to Collections) required by the terms of any Transaction Document on the day such payment or deposit is required to be made and the same continues unremedied for two (2) Business Days; or

         (h) the occurrence of an Insolvency Event relating to the Originator, the Seller, the Servicer or any Affiliate of the Originator; or

         (i) the Seller shall become required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by the Transaction Documents shall require registration as an "investment company" within the meaning of the 40 Act; or

         (j) a regulatory, tax or accounting body has ordered that the activities of the Seller or any Affiliate of the Seller contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Seller contemplated hereby may reasonably be expected to cause the Seller or any of its respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

         (k) there shall exist any event or occurrence that has caused a Material Adverse Effect; or

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         (l)      there shall have occurred any event that materially adversely impairs the ability of the Originator to originate Assets of a credit quality which are at least of the credit quality of the Assets included in the Initial Advance; or

         (m) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Seller or the Originator and such lien shall not have been released within five (5) Business Days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Seller or the Originator and such lien shall not have been released within five
(5) Business Days; or

         (n)      any Change-in-Control shall occur; or

         (o) any material adverse change in the credit quality of the Originator, Seller or Servicer shall occur; or

         (p)      (1)      any Transaction Document, or any lien or security
interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Seller, the Originator, or the Servicer,

                  (2) the Seller, the Originator, the Servicer or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder, or

                  (3) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a perfected first priority security interest; or

         (q) on any date of determination, the aggregate Hedge Notional Amount in effect for that day under all Hedge Transactions is less than the product of the Hedge Percentage on such day and the Hedge Amount on that day, and the same continues unremedied for a period of two (2) Business Days; or

         (r) any failure on the part of the Seller or the Originator duly to observe or perform in any material respect any other covenants or agreements of the Seller or the Originator set forth in this Agreement or the other Transaction Documents to which the Seller or the Originator is a party and the same continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Seller or the Originator by the Administrative Agent and (ii) the date on which the Seller or the Originator becomes aware thereof; or

         (s) any representation, warranty or certification made by the Seller or the Originator in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect on the Secured Parties and which continues to be unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Seller or the Originator by the

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Administrative Agent and (ii) the date on which the Seller or the Originator becomes aware thereof; or

         (t) any failure by the Seller to give instructions or notice to the Administrative Agent as required by this Agreement, or to deliver any required Monthly Report or other Required Reports hereunder on or before the date occurring two (2) Business Days after the date such instruction, notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

         (u) the failure of the Seller, the Servicer or the Originator to make any payment due with respect to recourse debt or other obligations or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations whether or not such event or condition has been waived; or

         (v)      (1)      the rendering of one or more final judgments, decrees
or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess of United States $5,000,000, individually or in the aggregate, against the Originator, or United Sates $2,000,000 against the Seller, individually or in the aggregate, and the Originator shall not have either (i) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal or (2) the Originator or the Seller shall have made payments of amounts in excess of United States $2,000,000 by the Originator, or United States $1,000,000 by the Seller, in the settlement of any litigation, claim or dispute (excluding payments made from insurance proceeds); or

         (w) as of any Determination Date, the Pool Yield does not equal or exceed the Minimum Pool Yield and the same continues unremedied by the following Determination Date; or

         (x) any deficiency exists in the Minimum Overcollateralization Amount on any day and the same continues unremedied for two (2) Business Days; or

         (y) the Seller or Originator defaults in making any payment required to be made under a material agreement for borrowed money to which either is a party and such default is not cured within the applicable cure period, if any, provided for under such agreement; or

         (z) the Seller, the Originator or the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy in whole or in part that could be reasonably be expected to have a material adverse effect upon the Assets or interest of the Administrative Agent or any Secured Parties, without the prior written consent of the Administrative Agent or the Secured Parties.

         (aa) as of any Quarterly Determination Date, the Originator's ratio of Consolidated Funded Indebtedness to Consolidated Tangible Net Worth is more than 4 to 1.

         SECTION 10.2      REMEDIES.

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         (a)      Upon the occurrence of a Termination Event (other than a
Termination Event described in Section 10.1(i)), the Administrative Agent shall, at the request of, or may, with the consent of, any of the Purchasers, by notice to the Seller, declare the Termination Date to have occurred and the Amortization Period to have commenced.

         (b)      Upon the occurrence of a Termination Event described in
Section 10.1(i), the Termination Date shall occur immediately and the Amortization Period shall commence automatically.

         (c)      Upon the occurrence of any Termination Event described in
Section 10.1, no Advances will thereafter be made, and the Administrative Agent and the Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative, and also may require the Seller and Servicer to, and the Seller and Servicer hereby agrees that they will at the Servicer's expense and upon request of the Administrative Agent forthwith, (i) assemble all or any part of the Assets as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) without notice except as specified below, sell the Assets or any part thereof in one or more parcels at a public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Assets regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Assets (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account and to be applied against all or any part of the Aggregate Unpaids pursuant to Section 2.8 or otherwise in such order as the Administrative Agent shall elect in its discretion.

                                   ARTICLE XI

                                 INDEMNIFICATION

         SECTION 11.1      INDEMNITIES BY THE SELLER.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Seller hereby agrees to indemnify the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian, the Secured Parties, the Affected Parties and each of their respective assigns and officers, directors, employees and agents thereof (collectively, the "Indemnified Parties"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as the "Indemnified Amounts") awarded against or incurred by such Indemnified Party and other non-

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monetary damages of any such Indemnified Party or any of them arising out of or as a result of this Agreement or the ownership of an interest in the Assets or in respect of any Asset, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (b) Indemnified Amounts that have the effect of recourse for non-payment of the Assets in the Asset Pool due to credit problems of the Obligors (except as otherwise specifically provided in this Agreement). If the Seller has made any indemnity payment pursuant to this Section 11.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Seller an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (1) any representation or warranty made or deemed made by the Seller, the Servicer (if the Originator or one of its Affiliates is the Servicer) or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (2) the failure by the Seller or the Servicer (if the Originator or one of its Affiliates is the Servicer) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law, with respect to any Assets or the nonconformity of any Assets with any such Applicable Law;

                  (3) the failure to vest and maintain vested in the Administrative Agent, as agent for the Secured Parties, an undivided ownership interest in the Assets, together with all Collections, free and clear of any Lien (other than Permitted Liens) whether existing at the time of any Advance or at any time thereafter;

                  (4) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Advances Outstanding that is less than or equal to the lesser of (x) the Facility Amount and (y) the Maximum Availability on such Business Day;

                  (5) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Assets, whether at the time of any Advance or at any subsequent time;

                  (6) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment with respect to any Asset in the Asset Pool (including, without limitation, a defense based on the Asset not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Asset or the furnishing or failure to furnish such merchandise or services;

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                  (7)      any failure of the Seller or the Servicer (if the
         Originator or one of its Affiliates is the Servicer) to perform its duties or obligations in accordance with the provisions of this Agreement or any of the other Transaction Documents to which it is a party or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under any Asset;

                  (8) the failure of any Lock-Box Bank to remit any amounts held in a Lock-Box Account pursuant to the instructions of the Servicer or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Lock-Box Agreement) whether by reason of the exercise of set-off rights or otherwise;

                  (9) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller or the Originator to qualify to do business or file any notice or business activity report or any similar report;

                  (10) any action taken by the Seller or the Originator (in its capacity as Servicer) in the enforcement or collection of any Asset;

                  (11) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Related Property or services that are the subject of any Asset;

                  (12) any claim, suit or action of any kind arising out of or in connection with Environmental Laws including any vicarious liability;

                  (13) the failure by Seller to pay when due any Taxes for which the Seller is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Assets;

                  (14) any repayment by the Administrative Agent, the Purchaser Agents or a Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Administrative Agent, the Purchaser Agents or a Secured Party believes in good faith is required to be repaid;

                  (15) the commingling of Collections on the Assets at any time with other funds;

                  (16) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or the security interest in the Assets;

                  (17) any failure by the Seller to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Seller of any item of Assets or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

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                  (18)     the use of the proceeds of any Advance in a manner
         other than as provided in this Agreement and the Sale Agreement;

                  (19) the failure of the Seller, the Originator or any of their respective agents or representatives to remit to the Servicer or the Administrative Agent or the Purchaser Agents, Collections on the Assets remitted to the Seller, the Originator, the Servicer or any such agent or representative; or

                  (20) the failure by the Seller to comply with any of the covenants relating to the Hedging Agreement in accordance with the Transaction Documents.

         (b)      Any amounts subject to the indemnification provisions of this
Section 11.1 shall be paid by the Seller to the Indemnified Party within five
(5) Business Days following such Person's demand therefor.

         (c)      If for any reason the indemnification provided above in this
Section 11.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Seller or the Servicer, as the case may be, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Seller or the Servicer, as the case may be, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

         (d) The obligations of the Seller under this Section 11.1 shall survive the resignation or removal of the Administrative Agent, the Purchaser Agents, the Servicer, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

         SECTION 11.2      INDEMNITIES BY THE SERVICER.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Document, any Monthly Report, Servicer's Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its duties or obligations in accordance with the Agreement, (iv) the failure by the Servicer to comply with any of the covenants relating to the Hedging Agreement in accordance with the Transaction Documents, or (v) any litigation, proceedings or investigation against the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

         (b)      Any amounts subject to the indemnification provisions of this
Section 11.2 shall be paid by the Servicer to the Indemnified Party within five
(5) Business Days following such Person's demand therefor.

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         (c)      The Servicer shall have no liability for making
indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Assets.

         (d) The obligations of the Servicer under this Section 11.2 shall survive the resignation or removal of the Administrative Agent, the Purchaser Agents, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

         (e) Any indemnification pursuant to this Section 11.2 shall not be payable from the Assets.

         SECTION 11.3      AFTER-TAX BASIS.

         Indemnification under Section 11.1 and Section 11.2 shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the receipt of the indemnity provided hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits that is or was payable by the Indemnified Party.

                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT
                              AND PURCHASER AGENTS

         SECTION 12.1      THE ADMINISTRATIVE AGENT.

         (a) Each Purchaser Agent and each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees to act on its behalf and for the benefit of each of the Purchaser Agents and each Secured Party. Each of the Purchaser Agents and each Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Seller hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including, without limitation, the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Assets now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. The Purchaser Agents may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or

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to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Purchaser Agents; provided, however, that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Purchaser Agent or a Purchaser pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person's receipt of such request, then such Purchaser Agent or Purchaser shall be deemed to have declined to consent to the relevant amendments.

         (b) The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (c) Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent:
(i) may consult with legal counsel (including counsel for the Seller or the Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Seller, the Originator, or the Servicer or to inspect the property (including the books and records) of the Seller, the Originator, or the Servicer; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

         (d) Credit Decision with Respect to the Administrative Agent. Each Purchaser Agent and Secured Party acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent's Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each Purchaser Agent and Secured Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent's Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party.

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         (e)      Indemnification of the Administrative Agent. Each Purchaser
Agent and Purchaser agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Seller or the Servicer), ratably in accordance with its Pro-Rata Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided, that, the Purchaser Agents shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Purchaser Agent and Purchaser agrees to reimburse the Administrative Agent, ratably in accordance with its Pro-Rata Share promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Purchaser Agents, or the Purchasers hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Seller or the Servicer.

         (f) Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five (5) days' written notice thereof to each Purchaser Agent and the Seller and may be removed at any time with cause by the Purchaser Agents acting jointly. Upon any such resignation or removal, the Purchaser Agents acting jointly shall appoint a successor Administrative Agent. Each Purchaser Agent agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent which successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         (g) Payments by the Administrative Agent. Unless specifically allocated to a specific Purchaser Agent pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Purchaser Agents shall be paid by the Administrative Agent to the Purchaser Agents in accordance with their respective Pro-Rata Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with

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the most recent applicable Commitment, on the Business Day received by the
Administrative Agent, unless such amounts are received after 12:00 noon on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Purchaser Agent on such Business Day, but, in any event, shall pay such amounts to such Purchaser Agent not later than the following Business Day.

         SECTION 12.2      VFCC AGENT.

         (a) Authorization and Action. VFCC hereby designates and appoints WSI as the VFCC Agent hereunder, and authorizes the VFCC Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the VFCC Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The VFCC Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with VFCC, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the VFCC Agent shall be read into this Agreement or otherwise exist for the VFCC Agent. In performing its functions and duties hereunder, the VFCC Agent shall act solely as agent for VFCC and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The VFCC Agent shall not be required to take any action that exposes the VFCC Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of the VFCC Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

         (b) Delegation of Duties. The VFCC Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The VFCC Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. Neither the VFCC Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the VFCC Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to VFCC for any recitals, statements, representations or warranties made by the Seller contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, for any failure of the Seller to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The VFCC Agent shall not be under any obligation to VFCC to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Seller. The VFCC Agent shall not be deemed to have knowledge of any Unmatured Termination Event, Termination Event or Servicer Default unless the VFCC Agent has received notice from the Seller or a Secured Party.

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         (d)      Reliance. The VFCC Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the VFCC Agent. The VFCC Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC, as it deems appropriate, or it shall first be indemnified to its satisfaction by VFCC; provided, that, unless and until the VFCC Agent shall have received such advice, the VFCC Agent may take or refrain from taking any action as the VFCC Agent shall deem advisable and in the best interests of VFCC. The VFCC Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC, and such request and any action taken or failure to act pursuant thereto shall be binding upon VFCC.

         (e) Non-Reliance on the VFCC Agent and Other Purchasers. VFCC expressly acknowledges that neither the VFCC Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the VFCC Agent hereafter taken, including, without limitation, any review of the affairs of the Seller, shall be deemed to constitute any representation or warranty by the VFCC Agent. VFCC represents and warrants to the VFCC Agent that it has and will, independently and without reliance upon the VFCC Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement or Hedging Agreement, as the case may be.

         (f) The VFCC Agent in its Individual Capacity. The VFCC Agent and any of its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the VFCC Agent were not the VFCC Agent hereunder. With respect to the Advances made pursuant to this Agreement, the VFCC Agent and each of its Affiliates shall have the same rights and powers under this Agreement as the Purchasers and may exercise the same as though it were not the VFCC Agent and the terms "Purchaser" and "Purchasers" shall include the VFCC Agent in its individual capacity.

         (g) Successor VFCC Agent. The VFCC Agent may, upon five (5) days' notice to the Seller and VFCC, and the VFCC Agent will, upon the direction of VFCC, resign as VFCC Agent. If the VFCC Agent shall resign, then VFCC, during such five (5) day period, shall appoint a successor agent. If for any reason no successor VFCC Agent is appointed by VFCC during such five (5) day period, then effective upon the expiration of such five (5) day period, the Seller shall make all payments it otherwise would have made to the VFCC Agent in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith directly to VFCC and for all purposes shall deal directly with VFCC. After any retiring VFCC Agent's resignation hereunder as VFCC Agent, the provisions of Articles XI and XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the VFCC Agent under this Agreement. Notwithstanding the resignation or removal of the VFCC Agent, Wachovia, as Hedge Counterparty, shall continue to be a Secured Party hereunder.

         SECTION 12.3      EIFFEL AGENT.

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         (a)      Authorization and Action. Eiffel hereby designates and
appoints CDCFP to act as its agent hereunder and under each other Transaction Document, and authorizes the Eiffel Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Eiffel Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Eiffel Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with Eiffel, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Eiffel Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Eiffel Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Eiffel Agent shall act solely as agent for Eiffel and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or the Servicer or any of the Seller's or the Servicer's successors or assigns. The Eiffel Agent shall not be required to take any action that exposes the Eiffel Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of the Eiffel Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Eiffel hereby authorizes the Administrative Agent to execute each of the UCC financing statements on behalf of Eiffel (the terms of which shall be binding on Eiffel).

         (b) Delegation of Duties. The Eiffel Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Eiffel Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. Neither the Eiffel Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to Eiffel for any recitals, statements, representations or warranties made by the Seller or the Servicer contained in Article IV, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Seller or the Servicer to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in this Agreement, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Eiffel Agent shall not be under any obligation to Eiffel to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller or the Servicer. The Eiffel Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless the Eiffel Agent has received notice from the Seller or Eiffel.

         (d) Reliance by Eiffel Agent. The Eiffel Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be

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genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Eiffel Agent. The Eiffel Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Eiffel as it deems appropriate and it shall first be indemnified to its satisfaction by Eiffel; provided, that, unless and until the Eiffel Agent shall have received such advice, the Eiffel Agent may take or refrain from taking any action, as the Eiffel Agent shall deem advisable and in the best interests of Eiffel. The Eiffel Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Eiffel, and such request and any action taken or failure to act pursuant thereto shall be binding upon Eiffel.

         (e) Non-Reliance on Eiffel Agent. Eiffel expressly acknowledges that neither the Eiffel Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Eiffel Agent hereafter taken, including, without limitation, any review of the affairs of the Seller or the Servicer, shall be deemed to constitute any representation or warranty by the Eiffel Agent. Eiffel represents and warrants to the Eiffel Agent that it has and will, independently and without reliance upon the Eiffel Agent, Eiffel and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         (f) Eiffel Agent in its Individual Capacity. The Eiffel Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the Eiffel Agent were not the Eiffel Agent hereunder. With respect to Advances pursuant to this Agreement, the Eiffel Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Eiffel Agent, and the terms "Purchaser," and "Purchasers," shall include the Eiffel Agent in its individual capacity.

         (g) Successor Eiffel Agent. The Eiffel Agent may, upon five (5) days' notice to the Seller, and Eiffel, and the Eiffel Agent will, upon the direction of Eiffel (other than the Eiffel Agent, in its individual capacity) resign as Eiffel Agent. If the Eiffel Agent shall resign, then Eiffel during such five (5) day period shall appoint a successor agent. If for any reason no successor Eiffel Agent is appointed by Eiffel during such five (5) day period, then effective upon the termination of such five (5) day period, and the Seller shall make all payments in respect of the Aggregate Unpaids directly to Eiffel, and for all purposes shall deal directly with Eiffel. After any retiring Eiffel Agent's resignation hereunder as Eiffel Agent, the provisions of Articles XI and XII shall inure to its benefit with respect to any actions taken or omitted to be taken by it while it was the Eiffel Agent under this Agreement.

         SECTION 12.4      FAIRWAY AGENT.

         (a) Authorization and Action. Fairway hereby designates and appoints BMO Nesbitt Burns to act as its agent hereunder and under each other Transaction Document, and authorizes

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the Fairway Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Fairway Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Fairway Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with Fairway, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Fairway Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Fairway Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Fairway Agent shall act solely as agent for Fairway and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or the Servicer or any of the Seller's or the Servicer's successors or assigns. The Fairway Agent shall not be required to take any action that exposes the Fairway Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of the Fairway Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Fairway hereby authorizes the Administrative Agent to execute each of the UCC financing statements on behalf of Fairway (the terms of which shall be binding on Fairway).

         (b) Delegation of Duties. The Fairway Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Fairway Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. Neither the Fairway Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to Fairway for any recitals, statements, representations or warranties made by the Seller or the Servicer contained in Article IV, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Seller or the Servicer to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in this Agreement, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Fairway Agent shall not be under any obligation to Fairway to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller or the Servicer. The Fairway Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless the Fairway Agent has received notice from the Seller or Fairway.

         (d) Reliance by Fairway Agent. The Fairway Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons

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and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Fairway Agent. The Fairway Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Fairway as it deems appropriate and it shall first be indemnified to its satisfaction by Fairway; provided, that, unless and until the Fairway Agent shall have received such advice, the Fairway Agent may take or refrain from taking any action, as the Fairway Agent shall deem advisable and in the best interests of Fairway. The Fairway Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Fairway, and such request and any action taken or failure to act pursuant thereto shall be binding upon Fairway.

         (e) Non-Reliance on Fairway Agent. Fairway expressly acknowledges that neither the Fairway Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Fairway Agent hereafter taken, including, without limitation, any review of the affairs of the Seller or the Servicer, shall be deemed to constitute any representation or warranty by the Fairway Agent. Fairway represents and warrants to the Fairway Agent that it has and will, independently and without reliance upon the Fairway Agent, Fairway and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         (f) Fairway Agent in its Individual Capacity. The Fairway Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the Fairway Agent were not the Fairway Agent hereunder. With respect to Advances pursuant to this Agreement, the Fairway Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Fairway Agent, and the terms "Purchaser," and "Purchasers," shall include the Fairway Agent in its individual capacity.

         (g) Successor Fairway Agent. The Fairway Agent may, upon five (5) days' notice to the Seller, and Fairway, and the Fairway Agent will, upon the direction of Fairway (other than the Fairway Agent, in its individual capacity) resign as Fairway Agent. If the Fairway Agent shall resign, then Fairway during such five (5) day period shall appoint a successor agent. If for any reason no successor Fairway Agent is appointed by Fairway during such five (5) day period, then effective upon the termination of such five (5) day period, and the Seller shall make all payments in respect of the Aggregate Unpaids directly to Fairway, and for all purposes shall deal directly with Fairway. After any retiring Fairway Agent's resignation hereunder as Fairway Agent, the provisions of Articles XI and XII shall inure to its benefit with respect to any actions taken or omitted to be taken by it while it was the Fairway Agent under this Agreement.

         SECTION 12.5      HANNOVER AGENT.

         (a) Authorization and Action. Hannover hereby designates and appoints Nord LB to act as its agent hereunder and under each other Transaction Document, and authorizes the

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Hannover Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Hannover Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Hannover Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with Hannover, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Hannover Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Hannover Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Hannover Agent shall act solely as agent for Hannover and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or the Servicer or any of the Seller's or the Servicer's successors or assigns. The Hannover Agent shall not be required to take any action that exposes the Hannover Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or Applicable Law. The appointment and authority of the Hannover Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Hannover hereby authorizes the Administrative Agent to execute each of the UCC financing statements on behalf of Hannover (the terms of which shall be binding on Hannover).

         (b) Delegation of Duties. The Hannover Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Hannover Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (c) Exculpatory Provisions. Neither the Hannover Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to Hannover for any recitals, statements, representations or warranties made by the Seller or the Servicer contained in Article IV, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of the Seller or the Servicer to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in this Agreement, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Hannover Agent shall not be under any obligation to Hannover to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller or the Servicer. The Hannover Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless the Hannover Agent has received notice from the Seller or Hannover.

         (d) Reliance by Hannover Agent. The Hannover Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons

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and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Hannover Agent. The Hannover Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Hannover as it deems appropriate and it shall first be indemnified to its satisfaction by Hannover; provided, that, unless and until the Hannover Agent shall have received such advice, the Hannover Agent may take or refrain from taking any action, as the Hannover Agent shall deem advisable and in the best interests of Hannover. The Hannover Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Hannover, and such request and any action taken or failure to act pursuant thereto shall be binding upon Hannover.

         (e) Non-Reliance on Hannover Agent. Hannover expressly acknowledges that neither the Hannover Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Hannover Agent hereafter taken, including, without limitation, any review of the affairs of the Seller or the Servicer, shall be deemed to constitute any representation or warranty by the Hannover Agent. Hannover represents and warrants to the Hannover Agent that it has and will, independently and without reliance upon the Hannover Agent, Hannover and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         (f) Hannover Agent in its Individual Capacity. The Hannover Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the Hannover Agent were not the Hannover Agent hereunder. With respect to Advances pursuant to this Agreement, the Hannover Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Hannover Agent, and the terms "Purchaser," and "Purchasers," shall include the Hannover Agent in its individual capacity.

         (g)      Successor Hannover Agent. The Hannover Agent may, upon five
(5) days' notice to the Seller, and Hannover, and the Hannover Agent will, upon the direction of Hannover (other than the Hannover Agent, in its individual capacity) resign as Hannover Agent. If the Hannover Agent shall resign, then Hannover during such five (5) day period shall appoint a successor agent. If for any reason no successor Hannover Agent is appointed by Hannover during such five
(5) day period, then effective upon the termination of such five (5) day period, and the Seller shall make all payments in respect of the Aggregate Unpaids directly to Hannover, and for all purposes shall deal directly with Hannover. After any retiring Hannover Agent's resignation hereunder as Hannover Agent, the provisions of Articles XI and XII shall inure to its benefit with respect to any actions taken or omitted to be taken by it while it was the Hannover Agent under this Agreement.

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                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1      AMENDMENTS AND WAIVERS.

         Except as provided in this Section 13.1, no amendment, waiver or other modification of any provision of (i) this Agreement (other than Appendix B) shall be effective without the written agreement of the Seller, the Servicer, the Backup Servicer, the Collateral Custodian, the Administrative Agent and the Secured Parties and notice to each applicable Rating Agency, and (ii) Appendix B of this Agreement shall be effective without the written agreement of the Seller, the Administrative Agent, Eiffel and the Eiffel Agent and notice to each applicable Rating Agency; provided, that, no such amendment, waiver or modification affecting the rights or obligations of any Hedge Counterparty shall be effective without the written agreement of such Person; provided, further, that, (a) no such amendment, waiver or modification that is material shall be effective unless (if and to the extent required by the commercial paper program of any Purchaser) the Rating Agencies shall have provided Ratings Confirmations and (b) no such amendment, waiver or modification shall be made to the definitions of Facility Amount or Hedge Counterparty or to Section 2.13 or
Section 5.5(b) without satisfying the Moody's Rating Condition. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 13.2      NOTICES, ETC.

         All notices, reports and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto (provided, however, for avoidance of doubt, Lord Securities Corp. shall not receive notices, reports and other communications provided pursuant to Article II, and Section 6.10, Section 6.11 and Section 6.12 hereof); in the case of (i) S&P, to Standard and Poor's Rating Service, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Surveillance: Asset-Backed Services, Facsimile
No.: (212) 438-2662, (ii) Moody's, to Moody's Investors Service, 99 Church Street, 4th Floor, New York, New York 10007, Attention CDO Monitoring Department, Facsimile No: (212) 553-0344, Email: cdomonitoring@moodys.com and
(iii) Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004,
Attention: CDO Surveillance, Facsimile No.: (212) 514-6501. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained.

         In the event of an Insolvency Event with respect to the Servicer, the Fairway Agent, the Eiffel Agent and the Hannover Agent shall each be required to deliver prompt written notice of such Insolvency Event to each Rating Agency.

         SECTION 13.3      RATABLE PAYMENTS.

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         If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Secured Party (other than payments received pursuant to Section 11.1) in a greater proportion than that received by any other Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Aggregate Unpaids; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         SECTION 13.4      NO WAIVER; REMEDIES.

         No failure on the part of the Administrative Agent, the Purchaser Agents, the Collateral Custodian, the Backup Servicer or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         SECTION 13.5      BINDING EFFECT; BENEFIT OF AGREEMENT.

         This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of Section 2.7(a)(i) and Section 2.8(1) shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

         SECTION 13.6      TERM OF THIS AGREEMENT.

         This Agreement, including, without limitation, the Seller's representations and covenants set forth in Articles IV and V, and the Servicer's representations, covenants and duties set forth in Articles VI, VII and VIII, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Seller pursuant to Articles III and IV the indemnification and payment provisions of
Article XI and the provisions of Section 13.9, Section 13.10 and Section 13.11, shall be continuing and shall survive any termination of this Agreement.

         SECTION 13.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS,

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AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE
AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         SECTION 13.8      WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 13.9      COSTS, EXPENSES AND TAXES.

         (a) In addition to the rights of indemnification granted to the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article XI hereof, the Seller and Originator agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement), including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian and the Secured Parties with respect thereto and with respect to advising the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement), and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Purchaser Agents, the Backup Servicer, the Collateral Custodian or the Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement).

         (b) The Seller and Originator shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchasers in connection with this Agreement or the funding or maintenance of Advances hereunder.

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         (c)      The Seller and Originator shall pay on demand all other
reasonable costs, expenses and Taxes (excluding income taxes) incurred by the Administrative Agent, the Purchaser Agents, the Secured Parties ("Other Costs"), including, without limitation, all costs and expenses incurred by the Administrative Agent and the Purchaser Agents in connection with periodic audits of the Seller's or the Servicer's books and records.

         SECTION 13.10     NO PROCEEDINGS.

         (a) Each of the parties hereto (other than VFCC) and each Hedge Counterparty (by accepting the benefits of this Agreement) hereby agrees that it will not institute against, or join any other Person in instituting against, VFCC, the Administrative Agent, the VFCC or any Liquidity Banks any Insolvency Proceeding so long as any commercial paper issued by VFCC shall be outstanding and there shall not have elapsed one (1) year and one (1) day since the last day on which any such commercial paper shall have been outstanding.

         (b) Each of the parties hereto (other than Eiffel) hereby agrees that it will not institute against, or join any other Person in instituting against Eiffel, the Eiffel Agent or any of its Liquidity Banks any Insolvency Proceeding so long as any commercial paper issued by Eiffel shall be outstanding and there shall not have elapsed one (1) year and one (1) day since the last day on which any such commercial paper shall have been outstanding.

         (c) Each of the parties hereto (other than Fairway) hereby agrees that it will not institute against, or join any other Person in instituting against Fairway, the Fairway Agent or any of its Liquidity Banks any Insolvency Proceeding so long as any commercial paper issued by Fairway shall be outstanding and there shall not have elapsed one (1) year and one (1) day since the last day on which any such commercial paper shall have been outstanding.

         (d) Each of the parties hereto (other than Hannover) hereby agrees that it will not institute against, or join any other Person in instituting against Hannover, the Hannover Agent or any of its Liquidity Banks any Insolvency Proceeding so long as any commercial paper issued by Hannover shall be outstanding and there shall not have elapsed one (1) year and one (1) day since the last day on which any such commercial paper shall have been outstanding.

         (e) Each of the parties hereto (other than the Administrative Agent without the consent of the Purchaser Agents) hereby agrees that it will not institute against, or join any other Person in instituting against, the Seller any Insolvency Proceeding so long as there shall not have elapsed one (1) year and one (1) day since the Collection Date.

         SECTION 13.11     RECOURSE AGAINST CERTAIN PARTIES.

         (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent, the Purchaser Agents, or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Administrative Agent, the Purchaser Agents, or any Secured Party, or any incorporator, affiliate, stockholder, officer, employee or director of the Administrative Agent, the Purchaser Agents, or any Secured Party, or of any such administrator, as such, by the enforcement of any assessment or by any legal or

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equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, the Purchaser Agents, or any Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, the Purchaser Agents, or any Secured Party, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Administrative Agent, the Purchaser Agents, or any Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of the Administrative Agent, the Purchaser Agents, or any Secured Party or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Administrative Agent, the Purchaser Agents, or any Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Administrative Agent, the Purchaser Agents, or any Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of the Administrative Agent, the Purchaser Agents, or any Secured Party or of any such administrator, or any of them, for breaches by the Administrative Agent, the Purchaser Agents, or any Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 13.11 shall survive the termination of this Agreement.

         (b) Notwithstanding anything in this Agreement to the contrary, VFCC, Fairway, Eiffel and Hannover shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to VFCC, Fairway, Eiffel or Hannover, as applicable, after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC, Fairway, Eiffel or Hannover, as applicable, hereunder are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by VFCC, Fairway, Eiffel or Hannover, as applicable, exceeds the amount available to VFCC, Fairway, Eiffel or Hannover, as applicable, to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

         (c) Notwithstanding any contrary provision set forth herein, no claim may be made by the Seller, the Originator or the Servicer or any other Person against the Administrative Agent and the Secured Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Seller, the Originator and the Servicer each hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.

         (d) No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby

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         SECTION 13.12     PROTECTION OF RIGHT, TITLE AND INTEREST IN THE
                           ASSETS; FURTHER ACTION EVIDENCING ADVANCES.

         (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent as agent for the Secured Parties and of the Secured Parties to the Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Administrative Agent as agent for the Secured Parties hereunder to all property comprising the Assets. The Servicer shall deliver to the Administrative Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.12(a).

         (b) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the Advances hereunder and the security interest granted in the Assets, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any Transaction Document.

         (c) If the Seller or the Servicer fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent's or such Secured Party's costs and expenses incurred in connection therewith shall be payable by the Seller as provided in Article
XI. The Seller irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the Seller (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Assets as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Assets. This appointment is coupled with an interest and is irrevocable.

         (d) Without limiting the generality of the foregoing, Seller will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 3.1 or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Collection Date shall have occurred:

                  (1) execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and

                  (2) deliver or cause to be delivered to the Administrative Agent an opinion of the counsel for Seller, in form and substance reasonably satisfactory to the Administrative Agent, confirming and updating the opinion delivered pursuant to Section 3.1 with respect to perfection and otherwise to the effect that the security interest hereunder continues to be an enforceable and perfected security interest, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.

         SECTION 13.13     CONFIDENTIALITY

         (a) Each of the Administrative Agent, the Purchaser Agents, the Secured Parties, the Servicer, the Collateral Custodian, the Backup Servicer and the Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Seller and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors and the agents of such Persons ("Excepted Persons"); provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Purchaser Agents, the Secured Parties, the Servicer, the Collateral Custodian, the Backup Servicer and the Seller that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Seller and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents or any Hedging Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents or any Hedging Agreement. It is understood that the financial terms that may not be disclosed except in compliance with this Section 13.13(a) include, without limitation, all fees and other pricing terms, and all Termination Events, Servicer Defaults, and priority of payment provisions.

         (b) Anything herein to the contrary notwithstanding, the Seller and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Purchaser Agents, the Collateral Custodian, the Backup Servicer or the Secured Parties by each other, (ii) by the Administrative Agent, the Purchaser Agents, the Collateral Custodian, the Backup Servicer and the Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential, or (iii) by the Administrative Agent, the Purchaser Agents, and the Secured Parties to any Rating Agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to VFCC, Fairway, Eiffel or Hannover , as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Secured Parties, the Administrative Agent and the Purchaser Agents, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information
(a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agents', the Purchaser Agents', the Secured Parties', the Collateral Custodian's or the Backup Servicer's business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Purchaser Agents, the Secured Parties, the Collateral Custodian or the Backup Servicer or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Seller, the Servicer or the Originator or (e) to any affiliate, independent or internal auditor, agent, employee or attorney of the Collateral Custodian or Backup Servicer having a need to know the same, provided that the Collateral Custodian or Backup Servicer advises such recipient of the confidential nature of the information being disclosed; or (iii) any other disclosure authorized by the Seller, Servicer or Originator.

         SECTION 13.14     EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any agreements or letters (including fee letters) executed in connection herewith contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Originator to the Administrative Agent, the Purchaser Agents, and the Secured Parties.

         SECTION 13.15     WAIVER OF SETOFF.

         (a) Each of the parties hereto (other than VFCC) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against VFCC or its assets.

         (b) Each of the parties hereto (other than Eiffel) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against Eiffel or its assets.

         (c) Each of the parties hereto (other than Fairway) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against Fairway or its assets.

         (d) Each of the parties hereto (other than Hannover) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against Hannover or its assets.

         SECTION 13.16     ASSIGNMENTS.

         VFCC, Fairway, Eiffel and Hannover may at any time assign, or grant a security interest or sell a participation interest in, any Advance (or portion thereof) to any Person; provided, that, in the case of an assignment of the VFCC Variable Funding Certificate, Fairway Variable Funding Certificate, Eiffel Variable Funding Certificate or Hannover Variable Funding Certificate, the assignee (other than any assignee that is a Liquidity Bank) shall execute and deliver to the Servicer and the Administrative Agent a Transferee Letter substantially in the form of Exhibit K hereto. The parties to any such assignment, grant or sale of participation interest shall execute and deliver to the VFCC Agent, the Fairway Agent, the Eiffel Agent or the Hannover Agent, as applicable, for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the VFCC Agent, the Fairway Agent, the Eiffel Agent or the Hannover Agent, as applicable. The Seller shall not assign or delegate, or grant any interest in, or permit any Lien to exist upon, any of the Seller's rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent and the Hedge Counterparty.

         SECTION 13.17     HEADING AND EXHIBITS.

         The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         SECTION 13.18     LOANS SUBJECT TO RETAINED INTEREST PROVISIONS.

         (a) With respect to any Loan included in the Assets subject to the Retained Interest provisions of this Agreement, the Seller will own only the principal portion of such Loans outstanding as of the applicable Cut-Off Date. Principal Collections received by the Seller or the Servicer on any Revolving Loans (other than such Loans to SPE Obligors) will be allocated first to the portion of such Revolving Loan owned by the Seller, until the principal amount of such portion is reduced to zero, and then to the portion not owned by the Seller; provided, however, if (i) a payment default occurs with respect to any of the related Loans, (ii) a Liquidity Factor Reduction Event occurs and continues, (iii) the Originator has determined in its sole discretion that an Obligor's credit has deteriorated or the Originator has determined in its sole discretion to reduce its commitment to an Obligor, or (iv) an Allocation Adjustment Event occurs, then Principal Collections received on (x) the applicable Loan (in the case of clause (i) or (iii) above or during the time that a Liquidity Factor Reduction Event exists and continues in the case of clause (ii) above) or (y) all the Revolving Loans (in the case of clauses (iv) above) will be allocated between the portion owned by the Seller and the portion not owned by the Seller, pro rata based upon the outstanding principal amount of each such portion.

         (b) With respect to any Revolving Loan to SPE Obligors included in the Assets subject to the Retained Interest provisions of this Agreement, Interest Collections received by the Servicer on those Loans will be allocated between the portion owned by the Seller and the portion not owned by the Seller on a pro rata basis according to the outstanding principal amount of each such portion.

         (c) With respect to any Term Loans included in the Assets subject to the Retained Interest provisions of this Agreement, Principal Collections and Interest Collections received by the Servicer will be allocated between the portion owned by the Seller and to the portion not owned by the Seller (if any) on a pro rata basis according to the outstanding principal amount of such portion.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                                     CAPITALSOURCE FUNDING LLC

                                                By: /s/ Steven A. Museles
                                                    _________________________
                                                Name:   Steven A. Museles
                                                Title:  Senior Vice President


                                                CapitalSource Funding LLC
                                                4445 Willard Avenue, 12th Floor
                                                Chevy Chase, Maryland 20815
                                                Attention: James Mozingo
                                                Facsimile No.: (301) 841-2375
                                                Confirmation No.: (301) 841-2731

THE ORIGINATOR                                  CAPITALSOURCE FINANCE LLC
AND SERVICER:
                                                By: /s/ Steven A. Museles
                                                    _________________________
                                                Name:   Steven A. Museles
                                                Title:  Senior Vice President

                                                CapitalSource Finance LLC
                                                4445 Willard Avenue, 12th Floor
                                                Chevy Chase, Maryland 20815
                                                Attention: James Mozingo
                                                Facsimile No.: (301) 841-2375
                                                Confirmation No.: (301) 841-2731

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                                     VARIABLE FUNDING CAPITAL
                                          CORPORATION

Commitment:
$300,000,000                              By: Wachovia Securities, Inc., as
                                              attorney-in-fact

                                          By: /s/ Douglas R. Wilson, Sr.
                                              __________________________________
                                          Name:  Douglas R. Wilson, Sr.
                                                ________________________________
                                          Title: Vice President
                                                 _______________________________

                                          Variable Funding Capital Corporation
                                          c/o Wachovia Securities, Inc.
                                          One Wachovia Center, Mail Code: NC0610
                                          Charlotte, North Carolina 28288
                                          Attention: Conduit Administration
                                          Facsimile No.: (704) 383-6036
                                          Confirmation No.: (704) 383-9343

With respect to notices required pursuant to Section 13.2, a copy of notices sent to VFCC shall be sent to:

                                          Lord Securities Corp.
                                          2 Wall Street, 19th Floor
                                          New York, New York 10005
                                          Attention: Vice President
                                          Facsimile No.: (212) 346-9012
                                          Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND              WACHOVIA SECURITIES, INC.
THE VFCC AGENT:                           f/k/a First Union Securities, Inc.

                                          By: /s/ William J. Brown
                                              __________________________________
                                          Name:   William J. Brown
                                                ________________________________
                                          Title:  Director
                                                 _______________________________


                                          Wachovia Securities, Inc.
                                          One Wachovia Center, Mail Code: NC0610
                                          Charlotte, North Carolina 28288
                                          Attention: Conduit Administration
                                          Facsimile No.: (704) 383-6036
                                          Confirmation No.: (704) 383-9343


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

EIFFEL:                                 EIFFEL FUNDING, LLC

Commitment:                             By: Global Securitization Services, LLC,
$125,000,000                                its manager

                                        By: /s/ Andrew L. Stidd
                                            ____________________________________
                                        Name:  Andrew L. Stidd
                                              __________________________________
                                        Title: President
                                               _________________________________


                                        Eiffel Funding, LLC
                                        c/o Global Securitization Services, LLC
                                        Suite 338
                                        400 West Main Street
                                        Babylon, New York 11702
                                        Attention: Andrew Stidd
                                        Facsimile No.: (212) 302-8767
                                        Confirmation No.: (631) 587-4700

EIFFEL AGENT:                           CDC FINANCIAL PRODUCTS INC.

                                        By: /s/ Paul Monaghan
                                            ____________________________________
                                        Name:  Paul Monaghan
                                              __________________________________
                                        Title: Director
                                               _________________________________

                                        By: /s/ William Branagh
                                            ____________________________________
                                        Name:   William Branagh
                                              __________________________________
                                        Title:  Director
                                               _________________________________

                                        CDC Financial Products Inc.
                                        9 West 57th Street
                                        New York, New York 10019
                                        Attention: Adil Nathani
                                        Facsimile No.: (212) 891-3335
                                        Confirmation No.: (212) 891-6121

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

FAIRWAY:                                FAIRWAY FINANCE CORPORATION

Commitment:
$150,000,000

                                        By: /s/ Jill A. Gordon
                                            _____________________________
                                        Name: Jill A. Gordon
                                              _____________________________
                                        Title: Vice President
                                               _____________________________

                                        Fairway Finance Corporation
                                        c/o Lord Securities Corporation
                                        48 Wall Street, 27th Floor
                                        New York, New York 10005
                                        Facsimile No.: (212) 346-9012
                                        Confirmation No.: (212) 346-9000

FAIRWAY AGENT:                          BMO NESBITT BURNS CORP.

                                        By: /s/ David J. Kucera
                                            _____________________________
                                        Name: David J. Kucera
                                              _____________________________
                                        Title: Managing Director
                                               _____________________________

                                        By: /s/ Peter E. Walsh
                                            _____________________________
                                        Name: Peter E. Walsh
                                              _____________________________
                                        Title: Managing Director
                                               _____________________________

                                        BMO Nesbitt Burns Corp.
                                        115 South LaSalle Street
                                        13th Floor West
                                        Chicago, Illinois 60603
                                        Attention: Kevin Gibbons
                                        Facsimile No.: (312) 293-4908
                                        Confirmation No.: (312) 461-5542

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

HANNOVER:                           HANNOVER FUNDING COMPANY LLC

Commitment:
$75,000,000

                                    By: /s/ Andrew Yearde
                                        _____________________________
                                        Andrew Yearde, Vice-President

                                    Hannover Funding Company LLC
                                    c/o Global Securitization Services, LLC
                                    114 West 47th Street, Suite 1715
                                    New York, New York 10036
                                    Attention:  Andrew Yearde, Vice-President
                                    Facsimile No.: (212) 302-8767.
                                    Confirmation No.: (212) 302-5151

HANNOVER AGENT:                     NORDDEUTSCHE LANDESBANK
                                    GIROZENTRALE

                                    By: /s/ Omar Olaf Bolli
                                        _____________________________
                                        Omar Olaf Bolli, Senior Vice-President

                                    By: /s/ Edward M. Weber
                                        _____________________________
                                        Edward M. Weber, Vice-President

                                    Norddeutsche Landesbank Girozentrale
                                    1114 Avenue of the Americas, 37th Floor
                                    New York, New York 10036
                                    Attention:  Omar Olaf Bolli, Vice-President
                                    Facsimile No.: (212) 812-6888
                                    Confirmation No.: (212) 812-6946

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:                WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, not in its
                                    individual capacity but solely as Backup
                                    Servicer

                                    By: /s/ Timothy Matyi
                                        _____________________________
                                    Name: Timothy Matyi
                                          ___________________________
                                    Title: Assistant Vice President
                                           __________________________

                                    Wells Fargo Bank Minnesota, National
                                    Association
                                    Sixth Street and Marquette Avenue
                                    MAC N9311-161
                                    Minneapolis, Minnesota 55479
                                    Attention: Corporate Trust Services
                                               Asset-Backed Administration
                                    Facsimile No.: (612) 667-3539
                                    Confirmation No.: (612) 667-8058

THE COLLATERAL CUSTODIAN:           WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, not in its
                                    individual capacity but solely as Collateral
                                    Custodian

                                    By: /s/ Timothy Matyi
                                        ________________________________
                                    Name: Timothy Matyi
                                          ______________________________
                                    Title: Assistant Vice President
                                           _____________________________

                                    Wells Fargo Bank Minnesota, National
                                    Association
                                    Sixth Street and Marquette Avenue
                                    MAC N9311-161
                                    Minneapolis, Minnesota 55479
                                    Attention: Corporate Trust Services
                                               Asset-Backed Administration
                                    Facsimile No.: (612) 667-3539
                                    Confirmation No.: (612) 667-8058

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and Agreed to
as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Hedge Counterparty

By: /s/ Raj Shah
    ________________
Name: Raj Shah
      ______________
Title: Director
       _____________

Wachovia Bank, National Association
One Wachovia Center, DC-8
Charlotte, North Carolina 28288-0600
Attention: Bruce M. Young, Senior Vice President,
           Risk Management
Facsimile No.: (704) 383-0575
Confirmation No.: (704) 383-8778

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

NOMURA CREDIT & CAPITAL, INC.,
as the Participant

By:    /s/ N. Dante LaRocca
       ______________________
Name:  N. Dante LaRocca
       ______________________
Title: Authorized Agent
       ______________________

Nomura Credit & Capital, Inc.
2 World Financial Center
Building B
New York, New York 10281
Attention: Asset Backed Finance Group
Facsimile No.: (212) 667-1046
Confirmation No.: (212) 667-2427

NOMURA HOLDING AMERICA INC.,
as the Guarantor

By:    /s/ Edward Farrell
       _______________________
Name:  Edward Farrell
       _______________________
Title: Chief Financial Officer
       _______________________

Nomura Holding America Inc.
2 World Financial Center
Building B
New York, New York 10281
Attention: Asset Backed Finance Group
Facsimile No.: (212) 667-1046
Confirmation No.: (212) 667-2427